UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-06463
AIM International Mutual Funds (Invesco International Mutual Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2024
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco Advantage International Fund
Class A: QMGAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class A)	$114	1.06%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 15.61%. For the same time period, the MSCI ACWI ex USA® Index (Net) (“Benchmark Index") returned 24.33%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks, designed to have low tracking error relative to the Benchmark Index, provided growth over the year and performed in line with the Benchmark Index.
What detracted from performance?
Factor tilts to low volatility stocks | The Fund's exposure to low volatility stocks helped to reduce the impact of market volatility and drawdowns relative to the Benchmark Index. However, due to the more defensive nature of the investments, this exposure dragged on overall relative performance as equity markets generally trended upwards over the year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (8/27/15)
Invesco Advantage International Fund (Class A) —including sales charge	9.32%	3.32%	4.34%
Invesco Advantage International Fund (Class A) —excluding sales charge	15.61%	4.48%	4.98%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	6.11%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$31,998,953%
Total number of portfolio holdings	$453%
Total advisory fees paid	$0%
Portfolio turnover rate	$156%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.23%
China Construction Bank Corp., H Shares	1.36%
Novo Nordisk A/S, Class B	1.34%
Novartis AG	1.27%
ASML Holding N.V.	1.08%
PDD Holdings, Inc., ADR	1.08%
Roche Holding AG	0.97%
Hitachi Ltd.	0.97%
Samsung Electronics Co. Ltd.	0.92%
Industrial & Commercial Bank of China Ltd., H Shares	0.91%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective March 1, 2024, the expense limitation for Class A shares changed from 0.85% to 1.18% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Advantage International Fund
Class C: QMGCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class C)	$194	1.81%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 14.79%. For the same time period, the MSCI ACWI ex USA® Index (Net) (“Benchmark Index") returned 24.33%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks, designed to have low tracking error relative to the Benchmark Index, provided growth over the year and performed in line with the Benchmark Index.
What detracted from performance?
Factor tilts to low volatility stocks | The Fund's exposure to low volatility stocks helped to reduce the impact of market volatility and drawdowns relative to the Benchmark Index. However, due to the more defensive nature of the investments, this exposure dragged on overall relative performance as equity markets generally trended upwards over the year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (8/27/15)
Invesco Advantage International Fund (Class C) —including sales charge	13.91%	3.74%	4.31%
Invesco Advantage International Fund (Class C) —excluding sales charge	14.79%	3.74%	4.31%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	6.11%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$31,998,953%
Total number of portfolio holdings	$453%
Total advisory fees paid	$0%
Portfolio turnover rate	$156%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.23%
China Construction Bank Corp., H Shares	1.36%
Novo Nordisk A/S, Class B	1.34%
Novartis AG	1.27%
ASML Holding N.V.	1.08%
PDD Holdings, Inc., ADR	1.08%
Roche Holding AG	0.97%
Hitachi Ltd.	0.97%
Samsung Electronics Co. Ltd.	0.92%
Industrial & Commercial Bank of China Ltd., H Shares	0.91%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective March 1, 2024, the expense limitation for Class C shares changed from 1.60% to 1.93% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Advantage International Fund
Class R: QMGRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class R)	$141	1.31%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 15.31%. For the same time period, the MSCI ACWI ex USA® Index (Net) (“Benchmark Index") returned 24.33%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks, designed to have low tracking error relative to the Benchmark Index, provided growth over the year and performed in line with the Benchmark Index.
What detracted from performance?
Factor tilts to low volatility stocks | The Fund's exposure to low volatility stocks helped to reduce the impact of market volatility and drawdowns relative to the Benchmark Index. However, due to the more defensive nature of the investments, this exposure dragged on overall relative performance as equity markets generally trended upwards over the year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (8/27/15)
Invesco Advantage International Fund (Class R)	15.31%	4.25%	4.73%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	6.11%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$31,998,953%
Total number of portfolio holdings	$453%
Total advisory fees paid	$0%
Portfolio turnover rate	$156%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.23%
China Construction Bank Corp., H Shares	1.36%
Novo Nordisk A/S, Class B	1.34%
Novartis AG	1.27%
ASML Holding N.V.	1.08%
PDD Holdings, Inc., ADR	1.08%
Roche Holding AG	0.97%
Hitachi Ltd.	0.97%
Samsung Electronics Co. Ltd.	0.92%
Industrial & Commercial Bank of China Ltd., H Shares	0.91%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective March 1, 2024, the expense limitation for Class R shares changed from 1.10% to 1.43% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Advantage International Fund
Class Y: QMGYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class Y)	$85	0.79%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 15.81%. For the same time period, the MSCI ACWI ex USA® Index (Net) (“Benchmark Index") returned 24.33%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks, designed to have low tracking error relative to the Benchmark Index, provided growth over the year and performed in line with the Benchmark Index.
What detracted from performance?
Factor tilts to low volatility stocks | The Fund's exposure to low volatility stocks helped to reduce the impact of market volatility and drawdowns relative to the Benchmark Index. However, due to the more defensive nature of the investments, this exposure dragged on overall relative performance as equity markets generally trended upwards over the year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (8/27/15)
Invesco Advantage International Fund (Class Y)	15.81%	4.76%	5.20%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	6.11%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$31,998,953%
Total number of portfolio holdings	$453%
Total advisory fees paid	$0%
Portfolio turnover rate	$156%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.23%
China Construction Bank Corp., H Shares	1.36%
Novo Nordisk A/S, Class B	1.34%
Novartis AG	1.27%
ASML Holding N.V.	1.08%
PDD Holdings, Inc., ADR	1.08%
Roche Holding AG	0.97%
Hitachi Ltd.	0.97%
Samsung Electronics Co. Ltd.	0.92%
Industrial & Commercial Bank of China Ltd., H Shares	0.91%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective March 1, 2024, the expense limitation for Class Y shares changed from 0.60% to 0.93% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Advantage International Fund
Class R5: GMAGX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class R5)	$89	0.82%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 15.88%. For the same time period, the MSCI ACWI ex USA® Index (Net) (“Benchmark Index") returned 24.33%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks, designed to have low tracking error relative to the Benchmark Index, provided growth over the year and performed in line with the Benchmark Index.
What detracted from performance?
Factor tilts to low volatility stocks | The Fund's exposure to low volatility stocks helped to reduce the impact of market volatility and drawdowns relative to the Benchmark Index. However, due to the more defensive nature of the investments, this exposure dragged on overall relative performance as equity markets generally trended upwards over the year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (8/27/15)
Invesco Advantage International Fund (Class R5)	15.88%	4.75%	5.14%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	6.11%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Global Multi-Asset Growth Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$31,998,953%
Total number of portfolio holdings	$453%
Total advisory fees paid	$0%
Portfolio turnover rate	$156%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.23%
China Construction Bank Corp., H Shares	1.36%
Novo Nordisk A/S, Class B	1.34%
Novartis AG	1.27%
ASML Holding N.V.	1.08%
PDD Holdings, Inc., ADR	1.08%
Roche Holding AG	0.97%
Hitachi Ltd.	0.97%
Samsung Electronics Co. Ltd.	0.92%
Industrial & Commercial Bank of China Ltd., H Shares	0.91%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective March 1, 2024, the expense limitation for Class R5 shares changed from 0.60% to 0.93% of the Fund's average daily net assest. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Advantage International Fund
Class R6: QMGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class R6)	$89	0.82%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• The global monetary easing cycle finally arrived, with several central banks cutting interest rates. Despite some volatility, global growth and disinflationary progress continued, leading to robust gains for global equity markets. Throughout the fiscal year, monetary policy remained a key market driver, with dovish central bank comments boosting market sentiment and expectations of further rate cuts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 15.89%. For the same time period, the MSCI ACWI ex USA® Index (Net) (“Benchmark Index") returned 24.33%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks, designed to have low tracking error relative to the Benchmark Index, provided growth over the year and performed in line with the Benchmark Index.
What detracted from performance?
Factor tilts to low volatility stocks | The Fund's exposure to low volatility stocks helped to reduce the impact of market volatility and drawdowns relative to the Benchmark Index. However, due to the more defensive nature of the investments, this exposure dragged on overall relative performance as equity markets generally trended upwards over the year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (8/27/15)
Invesco Advantage International Fund (Class R6)	15.89%	4.79%	5.25%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	6.11%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$31,998,953%
Total number of portfolio holdings	$453%
Total advisory fees paid	$0%
Portfolio turnover rate	$156%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.23%
China Construction Bank Corp., H Shares	1.36%
Novo Nordisk A/S, Class B	1.34%
Novartis AG	1.27%
ASML Holding N.V.	1.08%
PDD Holdings, Inc., ADR	1.08%
Roche Holding AG	0.97%
Hitachi Ltd.	0.97%
Samsung Electronics Co. Ltd.	0.92%
Industrial & Commercial Bank of China Ltd., H Shares	0.91%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective March 1, 2024, the expense limitation for Class R6 shares changed from 0.60% to 0.93% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Asia Pacific Equity Fund
Class A: ASIAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Asia Pacific Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Asia Pacific Equity Fund (Class A)	$167	1.51%
How Did The Fund Perform During The Period?
• Emerging market equities in the Asia Pacific ex Japan region performed very well during the fiscal year ended October 31, 2024. News of fiscal stimulus by the Chinese government drove better sentiment towards the region, with robust returns in China and Taiwan. Indian equities also performed very well during the fiscal year, as well as Australia on the developed markets side.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 20.85%, lagging the MSCI All Country Asia Pacific ex-Japan Index return of 28.15%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials and China and overweight exposures to consumer staples and Indonesia.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC has continued to benefit from increased artificial intelligence (AI) demand and a better pricing outlook.
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been, in our view, better-than-expected. The newly acquired VMware software business has generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Tencent Holdings Ltd. | A Chinese technology conglomerate. Tencent’s newer online advertising products have boosted growth and market share, and we believe the outlook for online games may improve given its solid pipeline. Profit margins have risen faster-than-expected as the company focuses on higher value revenue streams.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengniu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer Holdings Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Asia Pacific Equity Fund (Class A) —including sales charge	14.19%	3.41%	4.09%
Invesco EQV Asia Pacific Equity Fund (Class A) —excluding sales charge	20.85%	4.59%	4.68%
MSCI All Country Asia Pacific ex-Japan Index (Net)	28.15%	4.99%	4.66%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$400,589,205%
Total number of portfolio holdings	$50%
Total advisory fees paid	$3,740,026%
Portfolio turnover rate	$15%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.14%
Tencent Holdings Ltd.	5.37%
HDFC Bank Ltd., ADR	4.14%
Broadcom, Inc.	3.52%
Aristocrat Leisure Ltd.	3.37%
Tongcheng Travel Holdings Ltd.	3.10%
BDO Unibank, Inc.	3.06%
Techtronic Industries Co. Ltd.	3.01%
Central Pattana PCL, Foreign Shares	2.99%
Fuyao Glass Industry Group Co. Ltd., H Shares	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of Invesco Greater China Fund (the "Target Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all or substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). In connection with the reorganization, the Board of Trustees approved a reduction in the Fund's advisory fee schedule and also approved changing Class A's compensation styled Rule 12b-1 plan with a reimbursement styled Rule 12b-1 plan; such changes will become effective upon the closing of the reorganization.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Asia Pacific Equity Fund
Class C: ASICX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Asia Pacific Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Asia Pacific Equity Fund (Class C)	$249	2.26%
How Did The Fund Perform During The Period?
• Emerging market equities in the Asia Pacific ex Japan region performed very well during the fiscal year ended October 31, 2024. News of fiscal stimulus by the Chinese government drove better sentiment towards the region, with robust returns in China and Taiwan. Indian equities also performed very well during the fiscal year, as well as Australia on the developed markets side.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 19.97%, lagging the MSCI All Country Asia Pacific ex-Japan Index return of 28.15%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials and China and overweight exposures to consumer staples and Indonesia.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC has continued to benefit from increased artificial intelligence (AI) demand and a better pricing outlook.
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been, in our view, better-than-expected. The newly acquired VMware software business has generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Tencent Holdings Ltd. | A Chinese technology conglomerate. Tencent’s newer online advertising products have boosted growth and market share, and we believe the outlook for online games may improve given its solid pipeline. Profit margins have risen faster-than-expected as the company focuses on higher value revenue streams.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengniu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer Holdings Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Asia Pacific Equity Fund (Class C) —including sales charge	18.97%	3.81%	4.06%
Invesco EQV Asia Pacific Equity Fund (Class C) —excluding sales charge	19.97%	3.81%	4.06%
MSCI All Country Asia Pacific ex-Japan Index (Net)	28.15%	4.99%	4.66%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$400,589,205%
Total number of portfolio holdings	$50%
Total advisory fees paid	$3,740,026%
Portfolio turnover rate	$15%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.14%
Tencent Holdings Ltd.	5.37%
HDFC Bank Ltd., ADR	4.14%
Broadcom, Inc.	3.52%
Aristocrat Leisure Ltd.	3.37%
Tongcheng Travel Holdings Ltd.	3.10%
BDO Unibank, Inc.	3.06%
Techtronic Industries Co. Ltd.	3.01%
Central Pattana PCL, Foreign Shares	2.99%
Fuyao Glass Industry Group Co. Ltd., H Shares	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of Invesco Greater China Fund (the "Target Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all or substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). In connection with the reorganization, the Board of Trustees approved a reduction in the Fund's advisory fee schedule and also approved changing Class C's compensation styled Rule 12b-1 plan with a reimbursement styled Rule 12b-1 plan; such changes will become effective upon the closing of the reorganization.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Asia Pacific Equity Fund
Class Y: ASIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Asia Pacific Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Asia Pacific Equity Fund (Class Y)	$139	1.26%
How Did The Fund Perform During The Period?
• Emerging market equities in the Asia Pacific ex Japan region performed very well during the fiscal year ended October 31, 2024. News of fiscal stimulus by the Chinese government drove better sentiment towards the region, with robust returns in China and Taiwan. Indian equities also performed very well during the fiscal year, as well as Australia on the developed markets side.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 21.17%, lagging the MSCI All Country Asia Pacific ex-Japan Index return of 28.15%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials and China and overweight exposures to consumer staples and Indonesia.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC has continued to benefit from increased artificial intelligence (AI) demand and a better pricing outlook.
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been, in our view, better-than-expected. The newly acquired VMware software business has generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Tencent Holdings Ltd. | A Chinese technology conglomerate. Tencent’s newer online advertising products have boosted growth and market share, and we believe the outlook for online games may improve given its solid pipeline. Profit margins have risen faster-than-expected as the company focuses on higher value revenue streams.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengniu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer Holdings Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Asia Pacific Equity Fund (Class Y)	21.17%	4.85%	4.94%
MSCI All Country Asia Pacific ex-Japan Index (Net)	28.15%	4.99%	4.66%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$400,589,205%
Total number of portfolio holdings	$50%
Total advisory fees paid	$3,740,026%
Portfolio turnover rate	$15%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.14%
Tencent Holdings Ltd.	5.37%
HDFC Bank Ltd., ADR	4.14%
Broadcom, Inc.	3.52%
Aristocrat Leisure Ltd.	3.37%
Tongcheng Travel Holdings Ltd.	3.10%
BDO Unibank, Inc.	3.06%
Techtronic Industries Co. Ltd.	3.01%
Central Pattana PCL, Foreign Shares	2.99%
Fuyao Glass Industry Group Co. Ltd., H Shares	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of Invesco Greater China Fund (the "Target Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all or substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). In connection with the reorganization, the Board of Trustees approved a reduction in the Fund's advisory fee schedule effective upon the closing of the reorganization.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV Asia Pacific Equity Fund
Class R6: ASISX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV Asia Pacific Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV Asia Pacific Equity Fund (Class R6)	$118	1.07%
How Did The Fund Perform During The Period?
• Emerging market equities in the Asia Pacific ex Japan region performed very well during the fiscal year ended October 31, 2024. News of fiscal stimulus by the Chinese government drove better sentiment towards the region, with robust returns in China and Taiwan. Indian equities also performed very well during the fiscal year, as well as Australia on the developed markets side.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 21.39%, lagging the MSCI All Country Asia Pacific ex-Japan Index return of 28.15%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in consumer staples, financials and China and overweight exposures to consumer staples and Indonesia.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC has continued to benefit from increased artificial intelligence (AI) demand and a better pricing outlook.
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been, in our view, better-than-expected. The newly acquired VMware software business has generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Tencent Holdings Ltd. | A Chinese technology conglomerate. Tencent’s newer online advertising products have boosted growth and market share, and we believe the outlook for online games may improve given its solid pipeline. Profit margins have risen faster-than-expected as the company focuses on higher value revenue streams.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengniu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption has remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We trimmed the Fund's position during the fiscal year.
China Resources Beer Holdings Co. Ltd. | A large beer producer in China that has been impacted by weak sentiment amid macro softness.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV Asia Pacific Equity Fund (Class R6)	21.39%	5.02%	5.01%
MSCI All Country Asia Pacific ex-Japan Index (Net)	28.15%	4.99%	4.66%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$400,589,205%
Total number of portfolio holdings	$50%
Total advisory fees paid	$3,740,026%
Portfolio turnover rate	$15%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	8.14%
Tencent Holdings Ltd.	5.37%
HDFC Bank Ltd., ADR	4.14%
Broadcom, Inc.	3.52%
Aristocrat Leisure Ltd.	3.37%
Tongcheng Travel Holdings Ltd.	3.10%
BDO Unibank, Inc.	3.06%
Techtronic Industries Co. Ltd.	3.01%
Central Pattana PCL, Foreign Shares	2.99%
Fuyao Glass Industry Group Co. Ltd., H Shares	2.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on September 9-11, 2024, the Board of Trustees of Invesco Greater China Fund (the "Target Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all or substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. The reorganization is expected to be consummated at the close of business on or about February 21, 2025 (unless otherwise agreed by the parties to account for any delay for any reason). In connection with the reorganization, the Board of Trustees approved a reduction in the Fund's advisory fee schedule effective upon the closing of the reorganization.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Equity Fund
Class A: AEDAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV European Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Equity Fund (Class A)	$158	1.42%
How Did The Fund Perform During The Period?
• European equities delivered robust returns for the fiscal year ended October 31, 2024, but underperformed those of other regions, including the US and emerging markets. In a market environment where the European Central Bank and the Bank of England cut interest rates, European value stocks outperformed European growth stocks, with the financials sector being the best performing sector for the fiscal year.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 21.96%, slightly lagging the MSCI Europe Index return of 22.43%. The Fund's performance for the fiscal year benefited from positive stock selection in consumer discretionary, materials, the UK and Sweden and was hampered by weaker stock selection in information technology, consumer staples, France and Switzerland.
What contributed to performance?
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
Schneider Electric SE | A French industrials company that specializes in digital automation and energy management. The company has seen robust growth driven by demand in the energy management sector and recovery signs in industrials automation in China.
CRH PLC | A construction materials company that has benefited from solid exposure to growth trends such as reshoring/onshoring and infrastructure spending in the US and Europe. We believe CRH has plenty of opportunity for mergers and acquisitions in its key markets.
What detracted from performance?
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
Pernod Ricard S.A. | A French international spirits company that has been negatively affected by weak demand in China and slowing US trends. We believe that Pernod has strong brand equity and structural advantages.
Edenred SE | A French payment service provider that specializes in pre-paid benefits such as tax advantaged employee meal vouchers or fuel cards. The stock fell due to concerns about the visibility and duration of its profitable growth algorithm. After reviewing regulatory risk, the competitive landscape, and the impact of moderating interest rates, we believe Edenred is likely to continue a path of profitable growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Equity Fund (Class A) —including sales charge	15.23%	2.23%	3.08%
Invesco EQV European Equity Fund (Class A) —excluding sales charge	21.96%	3.40%	3.67%
MSCI Europe Index (Net)	22.43%	6.91%	5.23%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$451,231,722%
Total number of portfolio holdings	$60%
Total advisory fees paid	$4,431,176%
Portfolio turnover rate	$19%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.95%
Investor AB, Class B	3.62%
RELX PLC	3.42%
Deutsche Boerse AG	2.97%
IG Group Holdings PLC	2.78%
CRH PLC	2.67%
Nestle S.A.	2.61%
Haleon PLC	2.51%
Richter Gedeon Nyrt	2.51%
Bollore SE	2.42%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Equity Fund
Class C: AEDCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV European Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Equity Fund (Class C)	$240	2.17%
How Did The Fund Perform During The Period?
• European equities delivered robust returns for the fiscal year ended October 31, 2024, but underperformed those of other regions, including the US and emerging markets. In a market environment where the European Central Bank and the Bank of England cut interest rates, European value stocks outperformed European growth stocks, with the financials sector being the best performing sector for the fiscal year.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 21.01%, slightly lagging the MSCI Europe Index return of 22.43%. The Fund's performance for the fiscal year benefited from positive stock selection in consumer discretionary, materials, the UK and Sweden and was hampered by weaker stock selection in information technology, consumer staples, France and Switzerland.
What contributed to performance?
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
Schneider Electric SE | A French industrials company that specializes in digital automation and energy management. The company has seen robust growth driven by demand in the energy management sector and recovery signs in industrials automation in China.
CRH PLC | A construction materials company that has benefited from solid exposure to growth trends such as reshoring/onshoring and infrastructure spending in the US and Europe. We believe CRH has plenty of opportunity for mergers and acquisitions in its key markets.
What detracted from performance?
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
Pernod Ricard S.A. | A French international spirits company that has been negatively affected by weak demand in China and slowing US trends. We believe that Pernod has strong brand equity and structural advantages.
Edenred SE | A French payment service provider that specializes in pre-paid benefits such as tax advantaged employee meal vouchers or fuel cards. The stock fell due to concerns about the visibility and duration of its profitable growth algorithm. After reviewing regulatory risk, the competitive landscape, and the impact of moderating interest rates, we believe Edenred is likely to continue a path of profitable growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Equity Fund (Class C) —including sales charge	20.01%	2.62%	3.05%
Invesco EQV European Equity Fund (Class C) —excluding sales charge	21.01%	2.62%	3.05%
MSCI Europe Index (Net)	22.43%	6.91%	5.23%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$451,231,722%
Total number of portfolio holdings	$60%
Total advisory fees paid	$4,431,176%
Portfolio turnover rate	$19%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.95%
Investor AB, Class B	3.62%
RELX PLC	3.42%
Deutsche Boerse AG	2.97%
IG Group Holdings PLC	2.78%
CRH PLC	2.67%
Nestle S.A.	2.61%
Haleon PLC	2.51%
Richter Gedeon Nyrt	2.51%
Bollore SE	2.42%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Equity Fund
Class R: AEDRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV European Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Equity Fund (Class R)	$185	1.67%
How Did The Fund Perform During The Period?
• European equities delivered robust returns for the fiscal year ended October 31, 2024, but underperformed those of other regions, including the US and emerging markets. In a market environment where the European Central Bank and the Bank of England cut interest rates, European value stocks outperformed European growth stocks, with the financials sector being the best performing sector for the fiscal year.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 21.66%, slightly lagging the MSCI Europe Index return of 22.43%. The Fund's performance for the fiscal year benefited from positive stock selection in consumer discretionary, materials, the UK and Sweden and was hampered by weaker stock selection in information technology, consumer staples, France and Switzerland.
What contributed to performance?
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
Schneider Electric SE | A French industrials company that specializes in digital automation and energy management. The company has seen robust growth driven by demand in the energy management sector and recovery signs in industrials automation in China.
CRH PLC | A construction materials company that has benefited from solid exposure to growth trends such as reshoring/onshoring and infrastructure spending in the US and Europe. We believe CRH has plenty of opportunity for mergers and acquisitions in its key markets.
What detracted from performance?
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
Pernod Ricard S.A. | A French international spirits company that has been negatively affected by weak demand in China and slowing US trends. We believe that Pernod has strong brand equity and structural advantages.
Edenred SE | A French payment service provider that specializes in pre-paid benefits such as tax advantaged employee meal vouchers or fuel cards. The stock fell due to concerns about the visibility and duration of its profitable growth algorithm. After reviewing regulatory risk, the competitive landscape, and the impact of moderating interest rates, we believe Edenred is likely to continue a path of profitable growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Equity Fund (Class R)	21.66%	3.14%	3.41%
MSCI Europe Index (Net)	22.43%	6.91%	5.23%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$451,231,722%
Total number of portfolio holdings	$60%
Total advisory fees paid	$4,431,176%
Portfolio turnover rate	$19%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.95%
Investor AB, Class B	3.62%
RELX PLC	3.42%
Deutsche Boerse AG	2.97%
IG Group Holdings PLC	2.78%
CRH PLC	2.67%
Nestle S.A.	2.61%
Haleon PLC	2.51%
Richter Gedeon Nyrt	2.51%
Bollore SE	2.42%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Equity Fund
Class Y: AEDYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV European Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Equity Fund (Class Y)	$130	1.17%
How Did The Fund Perform During The Period?
• European equities delivered robust returns for the fiscal year ended October 31, 2024, but underperformed those of other regions, including the US and emerging markets. In a market environment where the European Central Bank and the Bank of England cut interest rates, European value stocks outperformed European growth stocks, with the financials sector being the best performing sector for the fiscal year.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 22.22%, slightly lagging the MSCI Europe Index return of 22.43%. The Fund's performance for the fiscal year benefited from positive stock selection in consumer discretionary, materials, the UK and Sweden and was hampered by weaker stock selection in information technology, consumer staples, France and Switzerland.
What contributed to performance?
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
Schneider Electric SE | A French industrials company that specializes in digital automation and energy management. The company has seen robust growth driven by demand in the energy management sector and recovery signs in industrials automation in China.
CRH PLC | A construction materials company that has benefited from solid exposure to growth trends such as reshoring/onshoring and infrastructure spending in the US and Europe. We believe CRH has plenty of opportunity for mergers and acquisitions in its key markets.
What detracted from performance?
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
Pernod Ricard S.A. | A French international spirits company that has been negatively affected by weak demand in China and slowing US trends. We believe that Pernod has strong brand equity and structural advantages.
Edenred SE | A French payment service provider that specializes in pre-paid benefits such as tax advantaged employee meal vouchers or fuel cards. The stock fell due to concerns about the visibility and duration of its profitable growth algorithm. After reviewing regulatory risk, the competitive landscape, and the impact of moderating interest rates, we believe Edenred is likely to continue a path of profitable growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Equity Fund (Class Y)	22.22%	3.65%	3.93%
MSCI Europe Index (Net)	22.43%	6.91%	5.23%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$451,231,722%
Total number of portfolio holdings	$60%
Total advisory fees paid	$4,431,176%
Portfolio turnover rate	$19%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.95%
Investor AB, Class B	3.62%
RELX PLC	3.42%
Deutsche Boerse AG	2.97%
IG Group Holdings PLC	2.78%
CRH PLC	2.67%
Nestle S.A.	2.61%
Haleon PLC	2.51%
Richter Gedeon Nyrt	2.51%
Bollore SE	2.42%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Equity Fund
Investor Class: EGINX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV European Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Equity Fund (Investor Class)	$149	1.34%
How Did The Fund Perform During The Period?
• European equities delivered robust returns for the fiscal year ended October 31, 2024, but underperformed those of other regions, including the US and emerging markets. In a market environment where the European Central Bank and the Bank of England cut interest rates, European value stocks outperformed European growth stocks, with the financials sector being the best performing sector for the fiscal year.
• For the fiscal year ended October 31, 2024, Investor Class shares of the Fund returned 22.07%, slightly lagging the MSCI Europe Index return of 22.43%. The Fund's performance for the fiscal year benefited from positive stock selection in consumer discretionary, materials, the UK and Sweden and was hampered by weaker stock selection in information technology, consumer staples, France and Switzerland.
What contributed to performance?
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
Schneider Electric SE | A French industrials company that specializes in digital automation and energy management. The company has seen robust growth driven by demand in the energy management sector and recovery signs in industrials automation in China.
CRH PLC | A construction materials company that has benefited from solid exposure to growth trends such as reshoring/onshoring and infrastructure spending in the US and Europe. We believe CRH has plenty of opportunity for mergers and acquisitions in its key markets.
What detracted from performance?
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
Pernod Ricard S.A. | A French international spirits company that has been negatively affected by weak demand in China and slowing US trends. We believe that Pernod has strong brand equity and structural advantages.
Edenred SE | A French payment service provider that specializes in pre-paid benefits such as tax advantaged employee meal vouchers or fuel cards. The stock fell due to concerns about the visibility and duration of its profitable growth algorithm. After reviewing regulatory risk, the competitive landscape, and the impact of moderating interest rates, we believe Edenred is likely to continue a path of profitable growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Equity Fund (Investor Class)	22.07%	3.49%	3.74%
MSCI Europe Index (Net)	22.43%	6.91%	5.23%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$451,231,722%
Total number of portfolio holdings	$60%
Total advisory fees paid	$4,431,176%
Portfolio turnover rate	$19%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.95%
Investor AB, Class B	3.62%
RELX PLC	3.42%
Deutsche Boerse AG	2.97%
IG Group Holdings PLC	2.78%
CRH PLC	2.67%
Nestle S.A.	2.61%
Haleon PLC	2.51%
Richter Gedeon Nyrt	2.51%
Bollore SE	2.42%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Equity Fund
Class R6: AEGSX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV European Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Equity Fund (Class R6)	$116	1.04%
How Did The Fund Perform During The Period?
• European equities delivered robust returns for the fiscal year ended October 31, 2024, but underperformed those of other regions, including the US and emerging markets. In a market environment where the European Central Bank and the Bank of England cut interest rates, European value stocks outperformed European growth stocks, with the financials sector being the best performing sector for the fiscal year.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 22.41%, slightly lagging the MSCI Europe Index return of 22.43%. The Fund's performance for the fiscal year benefited from positive stock selection in consumer discretionary, materials, the UK and Sweden and was hampered by weaker stock selection in information technology, consumer staples, France and Switzerland.
What contributed to performance?
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
Schneider Electric SE | A French industrials company that specializes in digital automation and energy management. The company has seen robust growth driven by demand in the energy management sector and recovery signs in industrials automation in China.
CRH PLC | A construction materials company that has benefited from solid exposure to growth trends such as reshoring/onshoring and infrastructure spending in the US and Europe. We believe CRH has plenty of opportunity for mergers and acquisitions in its key markets.
What detracted from performance?
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
Pernod Ricard S.A. | A French international spirits company that has been negatively affected by weak demand in China and slowing US trends. We believe that Pernod has strong brand equity and structural advantages.
Edenred SE | A French payment service provider that specializes in pre-paid benefits such as tax advantaged employee meal vouchers or fuel cards. The stock fell due to concerns about the visibility and duration of its profitable growth algorithm. After reviewing regulatory risk, the competitive landscape, and the impact of moderating interest rates, we believe Edenred is likely to continue a path of profitable growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Equity Fund (Class R6)	22.41%	3.78%	3.96%
MSCI Europe Index (Net)	22.43%	6.91%	5.23%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$451,231,722%
Total number of portfolio holdings	$60%
Total advisory fees paid	$4,431,176%
Portfolio turnover rate	$19%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.95%
Investor AB, Class B	3.62%
RELX PLC	3.42%
Deutsche Boerse AG	2.97%
IG Group Holdings PLC	2.78%
CRH PLC	2.67%
Nestle S.A.	2.61%
Haleon PLC	2.51%
Richter Gedeon Nyrt	2.51%
Bollore SE	2.42%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Equity Fund
Class A: AIIEX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class A)	$140	1.28%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 18.12%, lagging the MSCI ACWI ex USA® Index return of 24.33%. The Fund's underperformance for the fiscal year was primarily driven by stock selection and an overweight in the consumer staples sector and stock selection and an underweight in EM.
What contributed to performance?
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been better-than-expected, which drove strong performance. The newly acquired VMware software business generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC continued to benefit from increased AI demand and a better pricing outlook.
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We exited the stock during the fiscal year.
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class A) —including sales charge	11.62%	3.25%	3.53%
Invesco EQV International Equity Fund (Class A) —excluding sales charge	18.12%	4.42%	4.12%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,616,596,558%
Total number of portfolio holdings	$74%
Total advisory fees paid	$21,393,409%
Portfolio turnover rate	$28%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.42%
Investor AB, Class B	3.28%
RELX PLC	2.77%
Novo Nordisk A/S, Class B	2.49%
Aristocrat Leisure Ltd.	2.31%
CRH PLC	2.30%
Broadcom, Inc.	2.19%
Schneider Electric SE	2.19%
CGI, Inc., Class A	2.13%
RB Global, Inc.	2.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Equity Fund
Class C: AIECX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class C)	$220	2.03%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 17.23%, lagging the MSCI ACWI ex USA® Index return of 24.33%. The Fund's underperformance for the fiscal year was primarily driven by stock selection and an overweight in the consumer staples sector and stock selection and an underweight in EM.
What contributed to performance?
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been better-than-expected, which drove strong performance. The newly acquired VMware software business generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC continued to benefit from increased AI demand and a better pricing outlook.
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We exited the stock during the fiscal year.
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class C) —including sales charge	16.23%	3.64%	3.50%
Invesco EQV International Equity Fund (Class C) —excluding sales charge	17.23%	3.64%	3.50%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,616,596,558%
Total number of portfolio holdings	$74%
Total advisory fees paid	$21,393,409%
Portfolio turnover rate	$28%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.42%
Investor AB, Class B	3.28%
RELX PLC	2.77%
Novo Nordisk A/S, Class B	2.49%
Aristocrat Leisure Ltd.	2.31%
CRH PLC	2.30%
Broadcom, Inc.	2.19%
Schneider Electric SE	2.19%
CGI, Inc., Class A	2.13%
RB Global, Inc.	2.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Equity Fund
Class R: AIERX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class R)	$167	1.53%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 17.82%, lagging the MSCI ACWI ex USA® Index return of 24.33%. The Fund's underperformance for the fiscal year was primarily driven by stock selection and an overweight in the consumer staples sector and stock selection and an underweight in EM.
What contributed to performance?
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been better-than-expected, which drove strong performance. The newly acquired VMware software business generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC continued to benefit from increased AI demand and a better pricing outlook.
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We exited the stock during the fiscal year.
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class R)	17.82%	4.15%	3.86%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,616,596,558%
Total number of portfolio holdings	$74%
Total advisory fees paid	$21,393,409%
Portfolio turnover rate	$28%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.42%
Investor AB, Class B	3.28%
RELX PLC	2.77%
Novo Nordisk A/S, Class B	2.49%
Aristocrat Leisure Ltd.	2.31%
CRH PLC	2.30%
Broadcom, Inc.	2.19%
Schneider Electric SE	2.19%
CGI, Inc., Class A	2.13%
RB Global, Inc.	2.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Equity Fund
Class Y: AIIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class Y)	$112	1.03%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 18.42%, lagging the MSCI ACWI ex USA® Index return of 24.33%. The Fund's underperformance for the fiscal year was primarily driven by stock selection and an overweight in the consumer staples sector and stock selection and an underweight in EM.
What contributed to performance?
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been better-than-expected, which drove strong performance. The newly acquired VMware software business generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC continued to benefit from increased AI demand and a better pricing outlook.
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We exited the stock during the fiscal year.
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class Y)	18.42%	4.68%	4.38%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,616,596,558%
Total number of portfolio holdings	$74%
Total advisory fees paid	$21,393,409%
Portfolio turnover rate	$28%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.42%
Investor AB, Class B	3.28%
RELX PLC	2.77%
Novo Nordisk A/S, Class B	2.49%
Aristocrat Leisure Ltd.	2.31%
CRH PLC	2.30%
Broadcom, Inc.	2.19%
Schneider Electric SE	2.19%
CGI, Inc., Class A	2.13%
RB Global, Inc.	2.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Equity Fund
Class R5: AIEVX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class R5)	$103	0.94%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 18.53%, lagging the MSCI ACWI ex USA® Index return of 24.33%. The Fund's underperformance for the fiscal year was primarily driven by stock selection and an overweight in the consumer staples sector and stock selection and an underweight in EM.
What contributed to performance?
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been better-than-expected, which drove strong performance. The newly acquired VMware software business generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC continued to benefit from increased AI demand and a better pricing outlook.
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We exited the stock during the fiscal year.
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class R5)	18.53%	4.77%	4.47%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,616,596,558%
Total number of portfolio holdings	$74%
Total advisory fees paid	$21,393,409%
Portfolio turnover rate	$28%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.42%
Investor AB, Class B	3.28%
RELX PLC	2.77%
Novo Nordisk A/S, Class B	2.49%
Aristocrat Leisure Ltd.	2.31%
CRH PLC	2.30%
Broadcom, Inc.	2.19%
Schneider Electric SE	2.19%
CGI, Inc., Class A	2.13%
RB Global, Inc.	2.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Equity Fund
Class R6: IGFRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class R6)	$95	0.87%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space, and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 18.63%, lagging the MSCI ACWI ex USA® Index return of 24.33%. The Fund's underperformance for the fiscal year was primarily driven by stock selection and an overweight in the consumer staples sector and stock selection and an underweight in EM.
What contributed to performance?
Broadcom, Inc. | Semiconductor products manufacturer Broadcom’s generative AI demand has been better-than-expected, which drove strong performance. The newly acquired VMware software business generated better-than-expected revenue, and the company has been executing on cost synergies as planned.
Taiwan Semiconductor Manufacturing Co. Ltd. | The company's technology roadmap and financial performance have remained strong and TSMC continued to benefit from increased AI demand and a better pricing outlook.
Investor AB | A Swedish investment holding company. The holding company combines a portfolio of, what we believe to be, high-performing blue-chip publicly listed companies with a group of structurally growing private healthcare and technology businesses. Investor AB benefited from strong performance of the company’s underlying equity stakes.
What detracted from performance?
Yum China Holdings, Inc. | A Chinese fast-food company that we exited during the fiscal year due to increased competition in the restaurant channel that negatively affected same store sales.
China Mengiu Dairy Co. Ltd. | A leading producer of milk and dairy products in China. Consumption remained weak, and with raw milk in oversupply, promotional activity began to increase, leading to weaker profitability for the company. We exited the stock during the fiscal year.
STMicroelectronics N.V. | A large European semiconductor chipmaker. The company's shares have lagged due to challenges in automotive and industrial end markets. We believe STMicroelectronics is a good quality semiconductor company that is going through a cyclical correction but remains exposed to robust long-term growth trends.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class R6)	18.63%	4.85%	4.55%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,616,596,558%
Total number of portfolio holdings	$74%
Total advisory fees paid	$21,393,409%
Portfolio turnover rate	$28%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.42%
Investor AB, Class B	3.28%
RELX PLC	2.77%
Novo Nordisk A/S, Class B	2.49%
Aristocrat Leisure Ltd.	2.31%
CRH PLC	2.30%
Broadcom, Inc.	2.19%
Schneider Electric SE	2.19%
CGI, Inc., Class A	2.13%
RB Global, Inc.	2.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Focus Fund
Class A: GLVAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class A)	$148	1.25%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class A shares of the Invesco Global Focus Fund, excluding sales charge, returned 36.42% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI Growth Index return of 37.22% for the period.
What contributed to performance?
Meta Platforms, Inc. | Meta Platforms continues its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Amazon.com, Inc. | Amazon.com has steadily expanded its profitability under CEO Andy Jassy. The company remains dominant in ecommerce and its cloud business has a long runway of potential growth ahead.
Uber Technologies, Inc. | Uber Technologies’ share price has surged since reaching operating profitability and free cash flow production. Uber is the undisputed global leader in ride sharing, and we believe ride sharing is set to take share from car ownership over the next decade.
What detracted from performance?
BE Semiconductor Industries N.V. | BE Semiconductor makes advanced packing solutions used in the semiconductor business with a next generation technology platform that we believe will ultimately be widely adopted. Shares of BE Semiconductor declined after the company fell short on guidance estimates during the third quarter and on concerns about a sluggish recovery in automotive and smartphone markets. We continue to hold the position.
Alibaba Group Holding Ltd. | Alibaba announced a management reshuffle and sentiment toward Chinese stocks has been sour. However, we believe the real problems are largely company specific. Alibaba has, in our view, simply not been competitive or innovative enough to stop eroding market share. We sold the stock during the period.
BeiGene Ltd. | BeiGene Ltd. is a US/Chinese biotech that has had commercial success across the globe in oncology but has been weighed down by what could only be described as a China discount. We exited our position towards the end of the period on the premise that our efforts might be better rewarded investing elsewhere.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class A) —including sales charge	28.92%	10.28%	8.49%
Invesco Global Focus Fund (Class A) —excluding sales charge	36.42%	11.54%	9.10%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI Index (Net)	32.79%	11.08%	9.02%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Focus Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$558,070,275%
Total number of portfolio holdings	$41%
Total advisory fees paid	$4,445,315%
Portfolio turnover rate	$13%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Meta Platforms, Inc., Class A	10.60%
Alphabet, Inc., Class A	6.96%
Amazon.com, Inc.	6.59%
Hermes International S.C.A.	4.77%
Mastercard, Inc., Class A	4.70%
ServiceNow, Inc.	4.30%
Uber Technologies, Inc.	4.11%
Thermo Fisher Scientific, Inc.	3.62%
Tencent Holdings Ltd.	3.38%
Salesforce, Inc.	3.17%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Focus Fund
Class C: GLVCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class C)	$235	2.00%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class C shares of the Invesco Global Focus Fund, excluding sales charge, returned 35.40% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI Growth Index return of 37.22% for the period.
What contributed to performance?
Meta Platforms, Inc. | Meta Platforms continues its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Amazon.com, Inc. | Amazon.com has steadily expanded its profitability under CEO Andy Jassy. The company remains dominant in ecommerce and its cloud business has a long runway of potential growth ahead.
Uber Technologies, Inc. | Uber Technologies’ share price has surged since reaching operating profitability and free cash flow production. Uber is the undisputed global leader in ride sharing, and we believe ride sharing is set to take share from car ownership over the next decade.
What detracted from performance?
BE Semiconductor Industries N.V. | BE Semiconductor makes advanced packing solutions used in the semiconductor business with a next generation technology platform that we believe will ultimately be widely adopted. Shares of BE Semiconductor declined after the company fell short on guidance estimates during the third quarter and on concerns about a sluggish recovery in automotive and smartphone markets. We continue to hold the position.
Alibaba Group Holding Ltd. | Alibaba announced a management reshuffle and sentiment toward Chinese stocks has been sour. However, we believe the real problems are largely company specific. Alibaba has, in our view, simply not been competitive or innovative enough to stop eroding market share. We sold the stock during the period.
BeiGene Ltd. | BeiGene Ltd. is a US/Chinese biotech that has had commercial success across the globe in oncology but has been weighed down by what could only be described as a China discount. We exited our position towards the end of the period on the premise that our efforts might be better rewarded investing elsewhere.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class C) —including sales charge	34.40%	10.70%	8.44%
Invesco Global Focus Fund (Class C) —excluding sales charge	35.40%	10.70%	8.44%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI Index (Net)	32.79%	11.08%	9.02%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Focus Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$558,070,275%
Total number of portfolio holdings	$41%
Total advisory fees paid	$4,445,315%
Portfolio turnover rate	$13%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Meta Platforms, Inc., Class A	10.60%
Alphabet, Inc., Class A	6.96%
Amazon.com, Inc.	6.59%
Hermes International S.C.A.	4.77%
Mastercard, Inc., Class A	4.70%
ServiceNow, Inc.	4.30%
Uber Technologies, Inc.	4.11%
Thermo Fisher Scientific, Inc.	3.62%
Tencent Holdings Ltd.	3.38%
Salesforce, Inc.	3.17%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Focus Fund
Class R: GLVNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class R)	$177	1.50%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class R shares of the Invesco Global Focus Fund returned 36.10% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI Growth Index return of 37.22% for the period.
What contributed to performance?
Meta Platforms, Inc. | Meta Platforms continues its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Amazon.com, Inc. | Amazon.com has steadily expanded its profitability under CEO Andy Jassy. The company remains dominant in ecommerce and its cloud business has a long runway of potential growth ahead.
Uber Technologies, Inc. | Uber Technologies’ share price has surged since reaching operating profitability and free cash flow production. Uber is the undisputed global leader in ride sharing, and we believe ride sharing is set to take share from car ownership over the next decade.
What detracted from performance?
BE Semiconductor Industries N.V. | BE Semiconductor makes advanced packing solutions used in the semiconductor business with a next generation technology platform that we believe will ultimately be widely adopted. Shares of BE Semiconductor declined after the company fell short on guidance estimates during the third quarter and on concerns about a sluggish recovery in automotive and smartphone markets. We continue to hold the position.
Alibaba Group Holding Ltd. | Alibaba announced a management reshuffle and sentiment toward Chinese stocks has been sour. However, we believe the real problems are largely company specific. Alibaba has, in our view, simply not been competitive or innovative enough to stop eroding market share. We sold the stock during the period.
BeiGene Ltd. | BeiGene Ltd. is a US/Chinese biotech that has had commercial success across the globe in oncology but has been weighed down by what could only be described as a China discount. We exited our position towards the end of the period on the premise that our efforts might be better rewarded investing elsewhere.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class R)	36.10%	11.27%	8.83%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI Index (Net)	32.79%	11.08%	9.02%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Focus Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$558,070,275%
Total number of portfolio holdings	$41%
Total advisory fees paid	$4,445,315%
Portfolio turnover rate	$13%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Meta Platforms, Inc., Class A	10.60%
Alphabet, Inc., Class A	6.96%
Amazon.com, Inc.	6.59%
Hermes International S.C.A.	4.77%
Mastercard, Inc., Class A	4.70%
ServiceNow, Inc.	4.30%
Uber Technologies, Inc.	4.11%
Thermo Fisher Scientific, Inc.	3.62%
Tencent Holdings Ltd.	3.38%
Salesforce, Inc.	3.17%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Focus Fund
Class Y: GLVYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class Y)	$118	1.00%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class Y shares of the Invesco Global Focus Fund, returned 36.76% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI Growth Index return of 37.22% for the period.
What contributed to performance?
Meta Platforms, Inc. | Meta Platforms continues its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Amazon.com, Inc. | Amazon.com has steadily expanded its profitability under CEO Andy Jassy. The company remains dominant in ecommerce and its cloud business has a long runway of potential growth ahead.
Uber Technologies, Inc. | Uber Technologies’ share price has surged since reaching operating profitability and free cash flow production. Uber is the undisputed global leader in ride sharing, and we believe ride sharing is set to take share from car ownership over the next decade.
What detracted from performance?
BE Semiconductor Industries N.V. | BE Semiconductor makes advanced packing solutions used in the semiconductor business with a next generation technology platform that we believe will ultimately be widely adopted. Shares of BE Semiconductor declined after the company fell short on guidance estimates during the third quarter and on concerns about a sluggish recovery in automotive and smartphone markets. We continue to hold the position.
Alibaba Group Holding Ltd. | Alibaba announced a management reshuffle and sentiment toward Chinese stocks has been sour. However, we believe the real problems are largely company specific. Alibaba has, in our view, simply not been competitive or innovative enough to stop eroding market share. We sold the stock during the period.
BeiGene Ltd. | BeiGene Ltd. is a US/Chinese biotech that has had commercial success across the globe in oncology but has been weighed down by what could only be described as a China discount. We exited our position towards the end of the period on the premise that our efforts might be better rewarded investing elsewhere.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class Y)	36.76%	11.81%	9.37%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI Index (Net)	32.79%	11.08%	9.02%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Focus Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$558,070,275%
Total number of portfolio holdings	$41%
Total advisory fees paid	$4,445,315%
Portfolio turnover rate	$13%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Meta Platforms, Inc., Class A	10.60%
Alphabet, Inc., Class A	6.96%
Amazon.com, Inc.	6.59%
Hermes International S.C.A.	4.77%
Mastercard, Inc., Class A	4.70%
ServiceNow, Inc.	4.30%
Uber Technologies, Inc.	4.11%
Thermo Fisher Scientific, Inc.	3.62%
Tencent Holdings Ltd.	3.38%
Salesforce, Inc.	3.17%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Focus Fund
Class R5: GFFDX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class R5)	$105	0.89%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class R5 shares of the Invesco Global Focus Fund returned 36.94% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI Growth Index return of 37.22% for the period.
What contributed to performance?
Meta Platforms, Inc. | Meta Platforms continues its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Amazon.com, Inc. | Amazon.com has steadily expanded its profitability under CEO Andy Jassy. The company remains dominant in ecommerce and its cloud business has a long runway of potential growth ahead.
Uber Technologies, Inc. | Uber Technologies’ share price has surged since reaching operating profitability and free cash flow production. Uber is the undisputed global leader in ride sharing, and we believe ride sharing is set to take share from car ownership over the next decade.
What detracted from performance?
BE Semiconductor Industries N.V. | BE Semiconductor makes advanced packing solutions used in the semiconductor business with a next generation technology platform that we believe will ultimately be widely adopted. Shares of BE Semiconductor declined after the company fell short on guidance estimates during the third quarter and on concerns about a sluggish recovery in automotive and smartphone markets. We continue to hold the position.
Alibaba Group Holding Ltd. | Alibaba announced a management reshuffle and sentiment toward Chinese stocks has been sour. However, we believe the real problems are largely company specific. Alibaba has, in our view, simply not been competitive or innovative enough to stop eroding market share. We sold the stock during the period.
BeiGene Ltd. | BeiGene Ltd. is a US/Chinese biotech that has had commercial success across the globe in oncology but has been weighed down by what could only be described as a China discount. We exited our position towards the end of the period on the premise that our efforts might be better rewarded investing elsewhere.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class R5)	36.94%	11.95%	9.32%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI Index (Net)	32.79%	11.08%	9.02%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Global Focus Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$558,070,275%
Total number of portfolio holdings	$41%
Total advisory fees paid	$4,445,315%
Portfolio turnover rate	$13%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Meta Platforms, Inc., Class A	10.60%
Alphabet, Inc., Class A	6.96%
Amazon.com, Inc.	6.59%
Hermes International S.C.A.	4.77%
Mastercard, Inc., Class A	4.70%
ServiceNow, Inc.	4.30%
Uber Technologies, Inc.	4.11%
Thermo Fisher Scientific, Inc.	3.62%
Tencent Holdings Ltd.	3.38%
Salesforce, Inc.	3.17%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Focus Fund
Class R6: GLVIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class R6)	$105	0.89%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class R6 shares of the Invesco Global Focus Fund returned 36.93% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI Growth Index return of 37.22% for the period.
What contributed to performance?
Meta Platforms, Inc. | Meta Platforms continues its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Amazon.com, Inc. | Amazon.com has steadily expanded its profitability under CEO Andy Jassy. The company remains dominant in ecommerce and its cloud business has a long runway of potential growth ahead.
Uber Technologies, Inc. | Uber Technologies’ share price has surged since reaching operating profitability and free cash flow production. Uber is the undisputed global leader in ride sharing, and we believe ride sharing is set to take share from car ownership over the next decade.
What detracted from performance?
BE Semiconductor Industries N.V. | BE Semiconductor makes advanced packing solutions used in the semiconductor business with a next generation technology platform that we believe will ultimately be widely adopted. Shares of BE Semiconductor declined after the company fell short on guidance estimates during the third quarter and on concerns about a sluggish recovery in automotive and smartphone markets. We continue to hold the position.
Alibaba Group Holding Ltd. | Alibaba announced a management reshuffle and sentiment toward Chinese stocks has been sour. However, we believe the real problems are largely company specific. Alibaba has, in our view, simply not been competitive or innovative enough to stop eroding market share. We sold the stock during the period.
BeiGene Ltd. | BeiGene Ltd. is a US/Chinese biotech that has had commercial success across the globe in oncology but has been weighed down by what could only be described as a China discount. We exited our position towards the end of the period on the premise that our efforts might be better rewarded investing elsewhere.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class R6)	36.93%	11.96%	9.54%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI Index (Net)	32.79%	11.08%	9.02%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Focus Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$558,070,275%
Total number of portfolio holdings	$41%
Total advisory fees paid	$4,445,315%
Portfolio turnover rate	$13%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Meta Platforms, Inc., Class A	10.60%
Alphabet, Inc., Class A	6.96%
Amazon.com, Inc.	6.59%
Hermes International S.C.A.	4.77%
Mastercard, Inc., Class A	4.70%
ServiceNow, Inc.	4.30%
Uber Technologies, Inc.	4.11%
Thermo Fisher Scientific, Inc.	3.62%
Tencent Holdings Ltd.	3.38%
Salesforce, Inc.	3.17%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Fund
Class A: OPPAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class A)	$123	1.05%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 34.55%. For the same time period, the MSCI ACWI Growth Index returned of 37.22%.
What contributed to performance?
Meta Platforms, Inc. | In our opinion, Meta Platforms continued its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Alphabet, Inc. | Alphabet reported strong results in its Google Search, cloud business and YouTube advertising in addition to introducing a $10 billion annual dividend and authorized $70 billion in share repurchases over the period. We believe the perceived risks to Google Search are exaggerated and that Alphabet stands to benefit from generative AI, with its vast data resources, a large user base across various platforms and advanced AI infrastructure. More recently, the company lost an anti-trust lawsuit that was brought by the United States Justice Department. The ruling is likely to be subjected to a lengthy appeals process and we do not believe the eventual remedy is likely to be severe, nor impact our long-term investment thesis on the company.
NVIDIA Corp. | NVIDIA continues to capitalize on the surge in AI demand. We believe its comprehensive full-stack strategy and diverse product offerings, including the recent introduction of Blackwell chip architecture, promises substantial performance improvements, further solidifying its leading position.
What detracted from performance?
Charter Communications | Charter Communications, a US telecommunications and mass media company, was exited on weaker customer metrics and broadband subscriptions over the period.
Meituan | Chinese shopping platform company, Meituan, had struggled over the past year due to margin pressures and slowing growth amidst stiff competition. Investors are cautious of a revenue slowdown, with management expecting consumers to be more cautious and value-oriented. As a result of this, the position was exited.
Eli Lilly and Co. | Eli Lilly was a new addition to the portfolio over the period. We feel the company has a blockbuster business emerging in its line-up of weight loss and diabetes treatments. Following the US election and the potential uncertainty surrounding the incoming administration's health policy, shares of Eli Lilly, along with many other health care stocks, experienced a modest decline.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class A) —including sales charge	27.14%	9.22%	8.78%
Invesco Global Fund (Class A) —excluding sales charge	34.55%	10.46%	9.40%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$9,202,773,413%
Total number of portfolio holdings	$65%
Total advisory fees paid	$59,703,976%
Portfolio turnover rate	$7%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	11.17%
Meta Platforms, Inc., Class A	9.00%
DLF Ltd.	4.74%
Analog Devices, Inc.	4.47%
S&P Global, Inc.	4.11%
SAP SE	3.77%
NVIDIA Corp.	3.66%
Intuit, Inc.	3.27%
JD.com, Inc., ADR	2.86%
Airbus SE	2.84%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Fund
Class C: OGLCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class C)	$213	1.82%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 33.52%. For the same time period, the MSCI ACWI Growth Index returned of 37.22%.
What contributed to performance?
Meta Platforms, Inc. | In our opinion, Meta Platforms continued its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Alphabet, Inc. | Alphabet reported strong results in its Google Search, cloud business and YouTube advertising in addition to introducing a $10 billion annual dividend and authorized $70 billion in share repurchases over the period. We believe the perceived risks to Google Search are exaggerated and that Alphabet stands to benefit from generative AI, with its vast data resources, a large user base across various platforms and advanced AI infrastructure. More recently, the company lost an anti-trust lawsuit that was brought by the United States Justice Department. The ruling is likely to be subjected to a lengthy appeals process and we do not believe the eventual remedy is likely to be severe, nor impact our long-term investment thesis on the company.
NVIDIA Corp. | NVIDIA continues to capitalize on the surge in AI demand. We believe its comprehensive full-stack strategy and diverse product offerings, including the recent introduction of Blackwell chip architecture, promises substantial performance improvements, further solidifying its leading position.
What detracted from performance?
Charter Communications | Charter Communications, a US telecommunications and mass media company, was exited on weaker customer metrics and broadband subscriptions over the period.
Meituan | Chinese shopping platform company, Meituan, had struggled over the past year due to margin pressures and slowing growth amidst stiff competition. Investors are cautious of a revenue slowdown, with management expecting consumers to be more cautious and value-oriented. As a result of this, the position was exited.
Eli Lilly and Co. | Eli Lilly was a new addition to the portfolio over the period. We feel the company has a blockbuster business emerging in its line-up of weight loss and diabetes treatments. Following the US election and the potential uncertainty surrounding the incoming administration's health policy, shares of Eli Lilly, along with many other health care stocks, experienced a modest decline.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class C) —including sales charge	32.52%	9.62%	8.73%
Invesco Global Fund (Class C) —excluding sales charge	33.52%	9.62%	8.73%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$9,202,773,413%
Total number of portfolio holdings	$65%
Total advisory fees paid	$59,703,976%
Portfolio turnover rate	$7%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	11.17%
Meta Platforms, Inc., Class A	9.00%
DLF Ltd.	4.74%
Analog Devices, Inc.	4.47%
S&P Global, Inc.	4.11%
SAP SE	3.77%
NVIDIA Corp.	3.66%
Intuit, Inc.	3.27%
JD.com, Inc., ADR	2.86%
Airbus SE	2.84%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Fund
Class R: OGLNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class R)	$155	1.32%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 34.17%. For the same time period, the MSCI ACWI Growth Index returned of 37.22%.
What contributed to performance?
Meta Platforms, Inc. | In our opinion, Meta Platforms continued its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Alphabet, Inc. | Alphabet reported strong results in its Google Search, cloud business and YouTube advertising in addition to introducing a $10 billion annual dividend and authorized $70 billion in share repurchases over the period. We believe the perceived risks to Google Search are exaggerated and that Alphabet stands to benefit from generative AI, with its vast data resources, a large user base across various platforms and advanced AI infrastructure. More recently, the company lost an anti-trust lawsuit that was brought by the United States Justice Department. The ruling is likely to be subjected to a lengthy appeals process and we do not believe the eventual remedy is likely to be severe, nor impact our long-term investment thesis on the company.
NVIDIA Corp. | NVIDIA continues to capitalize on the surge in AI demand. We believe its comprehensive full-stack strategy and diverse product offerings, including the recent introduction of Blackwell chip architecture, promises substantial performance improvements, further solidifying its leading position.
What detracted from performance?
Charter Communications | Charter Communications, a US telecommunications and mass media company, was exited on weaker customer metrics and broadband subscriptions over the period.
Meituan | Chinese shopping platform company, Meituan, had struggled over the past year due to margin pressures and slowing growth amidst stiff competition. Investors are cautious of a revenue slowdown, with management expecting consumers to be more cautious and value-oriented. As a result of this, the position was exited.
Eli Lilly and Co. | Eli Lilly was a new addition to the portfolio over the period. We feel the company has a blockbuster business emerging in its line-up of weight loss and diabetes treatments. Following the US election and the potential uncertainty surrounding the incoming administration's health policy, shares of Eli Lilly, along with many other health care stocks, experienced a modest decline.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class R)	34.17%	10.17%	9.11%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$9,202,773,413%
Total number of portfolio holdings	$65%
Total advisory fees paid	$59,703,976%
Portfolio turnover rate	$7%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	11.17%
Meta Platforms, Inc., Class A	9.00%
DLF Ltd.	4.74%
Analog Devices, Inc.	4.47%
S&P Global, Inc.	4.11%
SAP SE	3.77%
NVIDIA Corp.	3.66%
Intuit, Inc.	3.27%
JD.com, Inc., ADR	2.86%
Airbus SE	2.84%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Fund
Class Y: OGLYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class Y)	$96	0.82%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 34.86%. For the same time period, the MSCI ACWI Growth Index returned of 37.22%.
What contributed to performance?
Meta Platforms, Inc. | In our opinion, Meta Platforms continued its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Alphabet, Inc. | Alphabet reported strong results in its Google Search, cloud business and YouTube advertising in addition to introducing a $10 billion annual dividend and authorized $70 billion in share repurchases over the period. We believe the perceived risks to Google Search are exaggerated and that Alphabet stands to benefit from generative AI, with its vast data resources, a large user base across various platforms and advanced AI infrastructure. More recently, the company lost an anti-trust lawsuit that was brought by the United States Justice Department. The ruling is likely to be subjected to a lengthy appeals process and we do not believe the eventual remedy is likely to be severe, nor impact our long-term investment thesis on the company.
NVIDIA Corp. | NVIDIA continues to capitalize on the surge in AI demand. We believe its comprehensive full-stack strategy and diverse product offerings, including the recent introduction of Blackwell chip architecture, promises substantial performance improvements, further solidifying its leading position.
What detracted from performance?
Charter Communications | Charter Communications, a US telecommunications and mass media company, was exited on weaker customer metrics and broadband subscriptions over the period.
Meituan | Chinese shopping platform company, Meituan, had struggled over the past year due to margin pressures and slowing growth amidst stiff competition. Investors are cautious of a revenue slowdown, with management expecting consumers to be more cautious and value-oriented. As a result of this, the position was exited.
Eli Lilly and Co. | Eli Lilly was a new addition to the portfolio over the period. We feel the company has a blockbuster business emerging in its line-up of weight loss and diabetes treatments. Following the US election and the potential uncertainty surrounding the incoming administration's health policy, shares of Eli Lilly, along with many other health care stocks, experienced a modest decline.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class Y)	34.86%	10.72%	9.65%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$9,202,773,413%
Total number of portfolio holdings	$65%
Total advisory fees paid	$59,703,976%
Portfolio turnover rate	$7%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	11.17%
Meta Platforms, Inc., Class A	9.00%
DLF Ltd.	4.74%
Analog Devices, Inc.	4.47%
S&P Global, Inc.	4.11%
SAP SE	3.77%
NVIDIA Corp.	3.66%
Intuit, Inc.	3.27%
JD.com, Inc., ADR	2.86%
Airbus SE	2.84%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Fund
Class R5: GFDDX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class R5)	$87	0.74%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 34.97%. For the same time period, the MSCI ACWI Growth Index returned of 37.22%.
What contributed to performance?
Meta Platforms, Inc. | In our opinion, Meta Platforms continued its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Alphabet, Inc. | Alphabet reported strong results in its Google Search, cloud business and YouTube advertising in addition to introducing a $10 billion annual dividend and authorized $70 billion in share repurchases over the period. We believe the perceived risks to Google Search are exaggerated and that Alphabet stands to benefit from generative AI, with its vast data resources, a large user base across various platforms and advanced AI infrastructure. More recently, the company lost an anti-trust lawsuit that was brought by the United States Justice Department. The ruling is likely to be subjected to a lengthy appeals process and we do not believe the eventual remedy is likely to be severe, nor impact our long-term investment thesis on the company.
NVIDIA Corp. | NVIDIA continues to capitalize on the surge in AI demand. We believe its comprehensive full-stack strategy and diverse product offerings, including the recent introduction of Blackwell chip architecture, promises substantial performance improvements, further solidifying its leading position.
What detracted from performance?
Charter Communications | Charter Communications, a US telecommunications and mass media company, was exited on weaker customer metrics and broadband subscriptions over the period.
Meituan | Chinese shopping platform company, Meituan, had struggled over the past year due to margin pressures and slowing growth amidst stiff competition. Investors are cautious of a revenue slowdown, with management expecting consumers to be more cautious and value-oriented. As a result of this, the position was exited.
Eli Lilly and Co. | Eli Lilly was a new addition to the portfolio over the period. We feel the company has a blockbuster business emerging in its line-up of weight loss and diabetes treatments. Following the US election and the potential uncertainty surrounding the incoming administration's health policy, shares of Eli Lilly, along with many other health care stocks, experienced a modest decline.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class R5)	34.97%	10.85%	9.61%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Global Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$9,202,773,413%
Total number of portfolio holdings	$65%
Total advisory fees paid	$59,703,976%
Portfolio turnover rate	$7%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	11.17%
Meta Platforms, Inc., Class A	9.00%
DLF Ltd.	4.74%
Analog Devices, Inc.	4.47%
S&P Global, Inc.	4.11%
SAP SE	3.77%
NVIDIA Corp.	3.66%
Intuit, Inc.	3.27%
JD.com, Inc., ADR	2.86%
Airbus SE	2.84%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Fund
Class R6: OGLIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class R6)	$85	0.72%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 34.99%. For the same time period, the MSCI ACWI Growth Index returned of 37.22%.
What contributed to performance?
Meta Platforms, Inc. | In our opinion, Meta Platforms continued its leadership in social media advertising, excelling in user growth, engagement and monetization efficiency. Recent results showed strong network effects, drawing in a larger user base and boosting engagement, enabling Meta to sell more ads at elevated prices.
Alphabet, Inc. | Alphabet reported strong results in its Google Search, cloud business and YouTube advertising in addition to introducing a $10 billion annual dividend and authorized $70 billion in share repurchases over the period. We believe the perceived risks to Google Search are exaggerated and that Alphabet stands to benefit from generative AI, with its vast data resources, a large user base across various platforms and advanced AI infrastructure. More recently, the company lost an anti-trust lawsuit that was brought by the United States Justice Department. The ruling is likely to be subjected to a lengthy appeals process and we do not believe the eventual remedy is likely to be severe, nor impact our long-term investment thesis on the company.
NVIDIA Corp. | NVIDIA continues to capitalize on the surge in AI demand. We believe its comprehensive full-stack strategy and diverse product offerings, including the recent introduction of Blackwell chip architecture, promises substantial performance improvements, further solidifying its leading position.
What detracted from performance?
Charter Communications | Charter Communications, a US telecommunications and mass media company, was exited on weaker customer metrics and broadband subscriptions over the period.
Meituan | Chinese shopping platform company, Meituan, had struggled over the past year due to margin pressures and slowing growth amidst stiff competition. Investors are cautious of a revenue slowdown, with management expecting consumers to be more cautious and value-oriented. As a result of this, the position was exited.
Eli Lilly and Co. | Eli Lilly was a new addition to the portfolio over the period. We feel the company has a blockbuster business emerging in its line-up of weight loss and diabetes treatments. Following the US election and the potential uncertainty surrounding the incoming administration's health policy, shares of Eli Lilly, along with many other health care stocks, experienced a modest decline.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class R6)	34.99%	10.86%	9.82%
MSCI ACWI Growth Index (Net)	37.22%	13.51%	11.42%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$9,202,773,413%
Total number of portfolio holdings	$65%
Total advisory fees paid	$59,703,976%
Portfolio turnover rate	$7%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	11.17%
Meta Platforms, Inc., Class A	9.00%
DLF Ltd.	4.74%
Analog Devices, Inc.	4.47%
S&P Global, Inc.	4.11%
SAP SE	3.77%
NVIDIA Corp.	3.66%
Intuit, Inc.	3.27%
JD.com, Inc., ADR	2.86%
Airbus SE	2.84%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Opportunities Fund
Class A: OPGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class A)	$129	1.16%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to market concentration in megacap technology and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 22.72%. For the same time period, the MSCI ACWI SMID Cap Index returned 29.02%.
What contributed to performance?
Advanced Micro Devices, Inc. | An American company, which is one of the leading semiconductor businesses in the world and has performed well in the fiscal year. AMD released its first AI Chip that competes directly against NVIDIA. Customer feedback was strong in this arena leading to strong performance.
DISCO Corp. | DISCO specializes in slicing, dicing, grinding, polishing, finishing and packaging silicon wafers. While about half of DISCO's profits emanate from the semiconductor capex budgets which drove growth, the other half is from more predictable after-market consumables, which has led to a smoothing effect on earnings.
PTC, Inc. | An American software company that develops and sells innovative digital solutions that aid product management and development. Their suite of products and capabilities helps customers in regards to augmented reality (AR) and the IoT (Internet of Things). The organization's focus on operational discipline and a differentiated portfolio of offerings helped bolster the company during the reporting period.
What detracted from performance?
Forward Air Corp. | US-based Forward Air provides ground transportation and logistics services throughout North America. The company's acquisition of Omni Logistics stretched its balance sheet and alienated a number of customers. While we recognized the intrinsic value of Forward Air's assets, including to a potential acquiror, we did not have faith in management's ability to steer this business effectively on an independent basis and exited our position.
Carl Zeiss Meditec AG | Carl Zeiss Meditec is a global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-19-related overstocking by customers, especially in China, which negatively impacted performance.
Aston Martin Lagonda Global Holdings PLC | A luxury automaker that has struggled to generate free cash flow needed to fund its product development and service its debts. The position was exited during the first half of the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class A) —including sales charge	15.96%	(0.40)%	5.93%
Invesco Global Opportunities Fund (Class A) —excluding sales charge	22.72%	0.73%)	6.53%
MSCI ACWI SMID Cap Index	29.02%	7.96%)	7.24%
MSCI ACWI (Net)	32.79%	11.08%)	9.06%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,881,400,966%
Total number of portfolio holdings	$83%
Total advisory fees paid	$22,929,663%
Portfolio turnover rate	$62%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Jack Henry & Associates, Inc.	2.97%
SEI Investments Co.	2.84%
Advanced Micro Devices, Inc.	2.54%
WEG S.A.	2.13%
Exponent, Inc.	2.13%
Sysmex Corp.	2.08%
Pool Corp.	2.07%
Manhattan Associates, Inc.	2.01%
MarketAxess Holdings, Inc.	1.93%
Carl Zeiss Meditec AG, BR	1.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Opportunities Fund
Class C: OGICX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class C)	$213	1.92%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to market concentration in megacap technology and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 21.77%. For the same time period, the MSCI ACWI SMID Cap Index returned 29.02%.
What contributed to performance?
Advanced Micro Devices, Inc. | An American company, which is one of the leading semiconductor businesses in the world and has performed well in the fiscal year. AMD released its first AI Chip that competes directly against NVIDIA. Customer feedback was strong in this arena leading to strong performance.
DISCO Corp. | DISCO specializes in slicing, dicing, grinding, polishing, finishing and packaging silicon wafers. While about half of DISCO's profits emanate from the semiconductor capex budgets which drove growth, the other half is from more predictable after-market consumables, which has led to a smoothing effect on earnings.
PTC, Inc. | An American software company that develops and sells innovative digital solutions that aid product management and development. Their suite of products and capabilities helps customers in regards to augmented reality (AR) and the IoT (Internet of Things). The organization's focus on operational discipline and a differentiated portfolio of offerings helped bolster the company during the reporting period.
What detracted from performance?
Forward Air Corp. | US-based Forward Air provides ground transportation and logistics services throughout North America. The company's acquisition of Omni Logistics stretched its balance sheet and alienated a number of customers. While we recognized the intrinsic value of Forward Air's assets, including to a potential acquiror, we did not have faith in management's ability to steer this business effectively on an independent basis and exited our position.
Carl Zeiss Meditec AG | Carl Zeiss Meditec is a global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-19-related overstocking by customers, especially in China, which negatively impacted performance.
Aston Martin Lagonda Global Holdings PLC | A luxury automaker that has struggled to generate free cash flow needed to fund its product development and service its debts. The position was exited during the first half of the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class C) —including sales charge	20.78%	(0.03)%	5.89%
Invesco Global Opportunities Fund (Class C) —excluding sales charge	21.77%	(0.03)%	5.89%
MSCI ACWI SMID Cap Index	29.02%	7.96%)	7.24%
MSCI ACWI (Net)	32.79%	11.08%)	9.06%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,881,400,966%
Total number of portfolio holdings	$83%
Total advisory fees paid	$22,929,663%
Portfolio turnover rate	$62%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Jack Henry & Associates, Inc.	2.97%
SEI Investments Co.	2.84%
Advanced Micro Devices, Inc.	2.54%
WEG S.A.	2.13%
Exponent, Inc.	2.13%
Sysmex Corp.	2.08%
Pool Corp.	2.07%
Manhattan Associates, Inc.	2.01%
MarketAxess Holdings, Inc.	1.93%
Carl Zeiss Meditec AG, BR	1.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Opportunities Fund
Class R: OGINX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class R)	$158	1.42%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to market concentration in megacap technology and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 22.40%. For the same time period, the MSCI ACWI SMID Cap Index returned 29.02%.
What contributed to performance?
Advanced Micro Devices, Inc. | An American company, which is one of the leading semiconductor businesses in the world and has performed well in the fiscal year. AMD released its first AI Chip that competes directly against NVIDIA. Customer feedback was strong in this arena leading to strong performance.
DISCO Corp. | DISCO specializes in slicing, dicing, grinding, polishing, finishing and packaging silicon wafers. While about half of DISCO's profits emanate from the semiconductor capex budgets which drove growth, the other half is from more predictable after-market consumables, which has led to a smoothing effect on earnings.
PTC, Inc. | An American software company that develops and sells innovative digital solutions that aid product management and development. Their suite of products and capabilities helps customers in regards to augmented reality (AR) and the IoT (Internet of Things). The organization's focus on operational discipline and a differentiated portfolio of offerings helped bolster the company during the reporting period.
What detracted from performance?
Forward Air Corp. | US-based Forward Air provides ground transportation and logistics services throughout North America. The company's acquisition of Omni Logistics stretched its balance sheet and alienated a number of customers. While we recognized the intrinsic value of Forward Air's assets, including to a potential acquiror, we did not have faith in management's ability to steer this business effectively on an independent basis and exited our position.
Carl Zeiss Meditec AG | Carl Zeiss Meditec is a global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-19-related overstocking by customers, especially in China, which negatively impacted performance.
Aston Martin Lagonda Global Holdings PLC | A luxury automaker that has struggled to generate free cash flow needed to fund its product development and service its debts. The position was exited during the first half of the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class R)	22.40%	0.47%	6.26%
MSCI ACWI SMID Cap Index	29.02%	7.96%	7.24%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,881,400,966%
Total number of portfolio holdings	$83%
Total advisory fees paid	$22,929,663%
Portfolio turnover rate	$62%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Jack Henry & Associates, Inc.	2.97%
SEI Investments Co.	2.84%
Advanced Micro Devices, Inc.	2.54%
WEG S.A.	2.13%
Exponent, Inc.	2.13%
Sysmex Corp.	2.08%
Pool Corp.	2.07%
Manhattan Associates, Inc.	2.01%
MarketAxess Holdings, Inc.	1.93%
Carl Zeiss Meditec AG, BR	1.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Opportunities Fund
Class Y: OGIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class Y)	$103	0.92%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to market concentration in megacap technology and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 23.02%. For the same time period, the MSCI ACWI SMID Cap Index returned 29.02%.
What contributed to performance?
Advanced Micro Devices, Inc. | An American company, which is one of the leading semiconductor businesses in the world and has performed well in the fiscal year. AMD released its first AI Chip that competes directly against NVIDIA. Customer feedback was strong in this arena leading to strong performance.
DISCO Corp. | DISCO specializes in slicing, dicing, grinding, polishing, finishing and packaging silicon wafers. While about half of DISCO's profits emanate from the semiconductor capex budgets which drove growth, the other half is from more predictable after-market consumables, which has led to a smoothing effect on earnings.
PTC, Inc. | An American software company that develops and sells innovative digital solutions that aid product management and development. Their suite of products and capabilities helps customers in regards to augmented reality (AR) and the IoT (Internet of Things). The organization's focus on operational discipline and a differentiated portfolio of offerings helped bolster the company during the reporting period.
What detracted from performance?
Forward Air Corp. | US-based Forward Air provides ground transportation and logistics services throughout North America. The company's acquisition of Omni Logistics stretched its balance sheet and alienated a number of customers. While we recognized the intrinsic value of Forward Air's assets, including to a potential acquiror, we did not have faith in management's ability to steer this business effectively on an independent basis and exited our position.
Carl Zeiss Meditec AG | Carl Zeiss Meditec is a global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-19-related overstocking by customers, especially in China, which negatively impacted performance.
Aston Martin Lagonda Global Holdings PLC | A luxury automaker that has struggled to generate free cash flow needed to fund its product development and service its debts. The position was exited during the first half of the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class Y)	23.02%	0.97%	6.79%
MSCI ACWI SMID Cap Index	29.02%	7.96%	7.24%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,881,400,966%
Total number of portfolio holdings	$83%
Total advisory fees paid	$22,929,663%
Portfolio turnover rate	$62%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Jack Henry & Associates, Inc.	2.97%
SEI Investments Co.	2.84%
Advanced Micro Devices, Inc.	2.54%
WEG S.A.	2.13%
Exponent, Inc.	2.13%
Sysmex Corp.	2.08%
Pool Corp.	2.07%
Manhattan Associates, Inc.	2.01%
MarketAxess Holdings, Inc.	1.93%
Carl Zeiss Meditec AG, BR	1.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Opportunities Fund
Class R5: GOFFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class R5)	$96	0.86%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to market concentration in megacap technology and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 23.11%. For the same time period, the MSCI ACWI SMID Cap Index returned 29.02%.
What contributed to performance?
Advanced Micro Devices, Inc. | An American company, which is one of the leading semiconductor businesses in the world and has performed well in the fiscal year. AMD released its first AI Chip that competes directly against NVIDIA. Customer feedback was strong in this arena leading to strong performance.
DISCO Corp. | DISCO specializes in slicing, dicing, grinding, polishing, finishing and packaging silicon wafers. While about half of DISCO's profits emanate from the semiconductor capex budgets which drove growth, the other half is from more predictable after-market consumables, which has led to a smoothing effect on earnings.
PTC, Inc. | An American software company that develops and sells innovative digital solutions that aid product management and development. Their suite of products and capabilities helps customers in regards to augmented reality (AR) and the IoT (Internet of Things). The organization's focus on operational discipline and a differentiated portfolio of offerings helped bolster the company during the reporting period.
What detracted from performance?
Forward Air Corp. | US-based Forward Air provides ground transportation and logistics services throughout North America. The company's acquisition of Omni Logistics stretched its balance sheet and alienated a number of customers. While we recognized the intrinsic value of Forward Air's assets, including to a potential acquiror, we did not have faith in management's ability to steer this business effectively on an independent basis and exited our position.
Carl Zeiss Meditec AG | Carl Zeiss Meditec is a global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-19-related overstocking by customers, especially in China, which negatively impacted performance.
Aston Martin Lagonda Global Holdings PLC | A luxury automaker that has struggled to generate free cash flow needed to fund its product development and service its debts. The position was exited during the first half of the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class R5)	23.11%	1.07%	6.73%
MSCI ACWI SMID Cap Index	29.02%	7.96%	7.24%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer Global Opportunities Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,881,400,966%
Total number of portfolio holdings	$83%
Total advisory fees paid	$22,929,663%
Portfolio turnover rate	$62%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Jack Henry & Associates, Inc.	2.97%
SEI Investments Co.	2.84%
Advanced Micro Devices, Inc.	2.54%
WEG S.A.	2.13%
Exponent, Inc.	2.13%
Sysmex Corp.	2.08%
Pool Corp.	2.07%
Manhattan Associates, Inc.	2.01%
MarketAxess Holdings, Inc.	1.93%
Carl Zeiss Meditec AG, BR	1.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Opportunities Fund
Class R6: OGIIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class R6)	$88	0.79%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence (AI) led to market concentration in megacap technology and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better investor sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 23.15%. For the same time period, the MSCI ACWI SMID Cap Index returned 29.02%.
What contributed to performance?
Advanced Micro Devices, Inc. | An American company, which is one of the leading semiconductor businesses in the world and has performed well in the fiscal year. AMD released its first AI Chip that competes directly against NVIDIA. Customer feedback was strong in this arena leading to strong performance.
DISCO Corp. | DISCO specializes in slicing, dicing, grinding, polishing, finishing and packaging silicon wafers. While about half of DISCO's profits emanate from the semiconductor capex budgets which drove growth, the other half is from more predictable after-market consumables, which has led to a smoothing effect on earnings.
PTC, Inc. | An American software company that develops and sells innovative digital solutions that aid product management and development. Their suite of products and capabilities helps customers in regards to augmented reality (AR) and the IoT (Internet of Things). The organization's focus on operational discipline and a differentiated portfolio of offerings helped bolster the company during the reporting period.
What detracted from performance?
Forward Air Corp. | US-based Forward Air provides ground transportation and logistics services throughout North America. The company's acquisition of Omni Logistics stretched its balance sheet and alienated a number of customers. While we recognized the intrinsic value of Forward Air's assets, including to a potential acquiror, we did not have faith in management's ability to steer this business effectively on an independent basis and exited our position.
Carl Zeiss Meditec AG | Carl Zeiss Meditec is a global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-19-related overstocking by customers, especially in China, which negatively impacted performance.
Aston Martin Lagonda Global Holdings PLC | A luxury automaker that has struggled to generate free cash flow needed to fund its product development and service its debts. The position was exited during the first half of the reporting period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class R6)	23.15%	1.11%	6.96%
MSCI ACWI SMID Cap Index	29.02%	7.96%	7.24%
MSCI ACWI (Net)	32.79%	11.08%	9.06%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$2,881,400,966%
Total number of portfolio holdings	$83%
Total advisory fees paid	$22,929,663%
Portfolio turnover rate	$62%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Jack Henry & Associates, Inc.	2.97%
SEI Investments Co.	2.84%
Advanced Micro Devices, Inc.	2.54%
WEG S.A.	2.13%
Exponent, Inc.	2.13%
Sysmex Corp.	2.08%
Pool Corp.	2.07%
Manhattan Associates, Inc.	2.01%
MarketAxess Holdings, Inc.	1.93%
Carl Zeiss Meditec AG, BR	1.81%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Small-Mid Company Fund
Class A: OSMAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class A)	$151	1.38%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence led to market concentration in megacap technology, and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class A shares of the Invesco International Small-Mid Company Fund, excluding sales charge, returned 19.19% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI ex USA SMID Cap Index return of 23.10% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the health care and industrials sectors.
What contributed to performance?
VZ Holding AG | A Swiss wealth management company, delivered strong performance largely due to their market share growth during the reporting period.
Partners Group Holding AG | A Swiss asset manager focused on private markets, reported strong results driven by their strategic partnership with another asset manager which eased access to Partners’ investment strategies for the fast-growing high-net worth client segment.
DISCO Corp. | DISCO commanded a majority of the global market share in grinders and divers, making it a leader in the space for the semiconductor industry. While about half of DISCO’s profits emanate from the semiconductor capex budgets which have been driving growth, the other half is from more predictable after-market consumables, leading to a smoothing effect on earnings.
What detracted from performance?
Carl Zeiss Meditec AG | A global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-related overstocking by customers, especially in China.
LEM Holding S.A. | A Swiss designer and producer of high-quality currency and voltage transducers. LEM’s shares have been under pressure due to concerns about knock-off competition, largely from Chinese producers offering lower-cost integrated circuits.
SMS Co. LTD. | SMS is a Japanese innovator in recruiting placement as applied to health care, medical care, nursing staff, and elderly caregiving staff. Results have been challenged as of late by a reduced willingness of temp staff to switch assignments, which has pressured SMS’s commissions and thus it’s profit margins.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class A) —including sales charge	12.65%	1.29%	6.13%
Invesco International Small-Mid Company Fund (Class A) —excluding sales charge	19.19%	2.44%	6.73%
MSCI ACWI ex USA SMID Cap Index (Net)	23.10%	5.24%	5.17%
MSCI ACWI ex USA Small Cap Index (Net)	23.73%	6.21%	5.76%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA SMID Cap Index (Net) to the MSCI ACWI ex USA® Index (Net) to reflect that the MSCI ACWI ex USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$4,179,554,161%
Total number of portfolio holdings	$115%
Total advisory fees paid	$44,423,523%
Portfolio turnover rate	$21%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vanguard Total International Stock ETF	3.71%
OBIC Co. Ltd.	2.31%
Carl Zeiss Meditec AG, BR	2.10%
Partners Group Holding AG	1.72%
VZ Holding AG	1.72%
Nice Ltd., ADR	1.62%
Descartes Systems Group, Inc. (The)	1.59%
Azbil Corp.	1.53%
CCL Industries, Inc., Class B	1.46%
ChemoMetec A/S	1.33%
Sector allocation**
(% of net assets)
* Excluding money market fund holdings, if any.
** Excluding exchange-traded funds (ETFs), which represented 3.7% of net assets. While the Fund does not typically invest in ETFs, it held an ETF at the end of the reporting period to maintain exposure to international markets consistent with its investment mandate while meeting short-term liquidity requirements.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Small-Mid Company Fund
Class C: OSMCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class C)	$234	2.14%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence led to market concentration in megacap technology, and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class C shares of the Invesco International Small-Mid Company Fund, excluding sales charge, returned 18.30% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI ex USA SMID Cap Index return of 23.10% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the health care and industrials sectors.
What contributed to performance?
VZ Holding AG | A Swiss wealth management company, delivered strong performance largely due to their market share growth during the reporting period.
Partners Group Holding AG | A Swiss asset manager focused on private markets, reported strong results driven by their strategic partnership with another asset manager which eased access to Partners’ investment strategies for the fast-growing high-net worth client segment.
DISCO Corp. | DISCO commanded a majority of the global market share in grinders and divers, making it a leader in the space for the semiconductor industry. While about half of DISCO’s profits emanate from the semiconductor capex budgets which have been driving growth, the other half is from more predictable after-market consumables, leading to a smoothing effect on earnings.
What detracted from performance?
Carl Zeiss Meditec AG | A global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-related overstocking by customers, especially in China.
LEM Holding S.A. | A Swiss designer and producer of high-quality currency and voltage transducers. LEM’s shares have been under pressure due to concerns about knock-off competition, largely from Chinese producers offering lower-cost integrated circuits.
SMS Co. LTD. | SMS is a Japanese innovator in recruiting placement as applied to health care, medical care, nursing staff, and elderly caregiving staff. Results have been challenged as of late by a reduced willingness of temp staff to switch assignments, which has pressured SMS’s commissions and thus it’s profit margins.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class C) —including sales charge	17.30%	1.67%	6.09%
Invesco International Small-Mid Company Fund (Class C) —excluding sales charge	18.30%	1.67%	6.09%
MSCI ACWI ex USA SMID Cap Index (Net)	23.10%	5.24%	5.17%
MSCI ACWI ex USA Small Cap Index (Net)	23.73%	6.21%	5.76%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA SMID Cap Index (Net) to the MSCI ACWI ex USA® Index (Net) to reflect that the MSCI ACWI ex USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$4,179,554,161%
Total number of portfolio holdings	$115%
Total advisory fees paid	$44,423,523%
Portfolio turnover rate	$21%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vanguard Total International Stock ETF	3.71%
OBIC Co. Ltd.	2.31%
Carl Zeiss Meditec AG, BR	2.10%
Partners Group Holding AG	1.72%
VZ Holding AG	1.72%
Nice Ltd., ADR	1.62%
Descartes Systems Group, Inc. (The)	1.59%
Azbil Corp.	1.53%
CCL Industries, Inc., Class B	1.46%
ChemoMetec A/S	1.33%
Sector allocation**
(% of net assets)
* Excluding money market fund holdings, if any.
** Excluding exchange-traded funds (ETFs), which represented 3.7% of net assets. While the Fund does not typically invest in ETFs, it held an ETF at the end of the reporting period to maintain exposure to international markets consistent with its investment mandate while meeting short-term liquidity requirements.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Small-Mid Company Fund
Class R: OSMNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class R)	$179	1.64%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence led to market concentration in megacap technology, and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class R shares of the Invesco International Small-Mid Company Fund returned 18.89% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI ex USA SMID Cap Index return of 23.10% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the health care and industrials sectors.
What contributed to performance?
VZ Holding AG | A Swiss wealth management company, delivered strong performance largely due to their market share growth during the reporting period.
Partners Group Holding AG | A Swiss asset manager focused on private markets, reported strong results driven by their strategic partnership with another asset manager which eased access to Partners’ investment strategies for the fast-growing high-net worth client segment.
DISCO Corp. | DISCO commanded a majority of the global market share in grinders and divers, making it a leader in the space for the semiconductor industry. While about half of DISCO’s profits emanate from the semiconductor capex budgets which have been driving growth, the other half is from more predictable after-market consumables, leading to a smoothing effect on earnings.
What detracted from performance?
Carl Zeiss Meditec AG | A global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-related overstocking by customers, especially in China.
LEM Holding S.A. | A Swiss designer and producer of high-quality currency and voltage transducers. LEM’s shares have been under pressure due to concerns about knock-off competition, largely from Chinese producers offering lower-cost integrated circuits.
SMS Co. LTD. | SMS is a Japanese innovator in recruiting placement as applied to health care, medical care, nursing staff, and elderly caregiving staff. Results have been challenged as of late by a reduced willingness of temp staff to switch assignments, which has pressured SMS’s commissions and thus it’s profit margins.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class R)	18.89%	2.18%	6.46%
MSCI ACWI ex USA SMID Cap Index (Net)	23.10%	5.24%	5.17%
MSCI ACWI ex USA Small Cap Index (Net)	23.73%	6.21%	5.76%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA SMID Cap Index (Net) to the MSCI ACWI ex USA® Index (Net) to reflect that the MSCI ACWI ex USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$4,179,554,161%
Total number of portfolio holdings	$115%
Total advisory fees paid	$44,423,523%
Portfolio turnover rate	$21%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vanguard Total International Stock ETF	3.71%
OBIC Co. Ltd.	2.31%
Carl Zeiss Meditec AG, BR	2.10%
Partners Group Holding AG	1.72%
VZ Holding AG	1.72%
Nice Ltd., ADR	1.62%
Descartes Systems Group, Inc. (The)	1.59%
Azbil Corp.	1.53%
CCL Industries, Inc., Class B	1.46%
ChemoMetec A/S	1.33%
Sector allocation**
(% of net assets)
* Excluding money market fund holdings, if any.
** Excluding exchange-traded funds (ETFs), which represented 3.7% of net assets. While the Fund does not typically invest in ETFs, it held an ETF at the end of the reporting period to maintain exposure to international markets consistent with its investment mandate while meeting short-term liquidity requirements.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Small-Mid Company Fund
Class Y: OSMYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class Y)	$125	1.14%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence led to market concentration in megacap technology, and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class Y shares of the Invesco International Small-Mid Company Fund returned 19.50% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI ex USA SMID Cap Index return of 23.10% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the health care and industrials sectors.
What contributed to performance?
VZ Holding AG | A Swiss wealth management company, delivered strong performance largely due to their market share growth during the reporting period.
Partners Group Holding AG | A Swiss asset manager focused on private markets, reported strong results driven by their strategic partnership with another asset manager which eased access to Partners’ investment strategies for the fast-growing high-net worth client segment.
DISCO Corp. | DISCO commanded a majority of the global market share in grinders and divers, making it a leader in the space for the semiconductor industry. While about half of DISCO’s profits emanate from the semiconductor capex budgets which have been driving growth, the other half is from more predictable after-market consumables, leading to a smoothing effect on earnings.
What detracted from performance?
Carl Zeiss Meditec AG | A global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-related overstocking by customers, especially in China.
LEM Holding S.A. | A Swiss designer and producer of high-quality currency and voltage transducers. LEM’s shares have been under pressure due to concerns about knock-off competition, largely from Chinese producers offering lower-cost integrated circuits.
SMS Co. LTD. | SMS is a Japanese innovator in recruiting placement as applied to health care, medical care, nursing staff, and elderly caregiving staff. Results have been challenged as of late by a reduced willingness of temp staff to switch assignments, which has pressured SMS’s commissions and thus it’s profit margins.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class Y)	19.50%	2.69%	7.00%
MSCI ACWI ex USA SMID Cap Index (Net)	23.10%	5.24%	5.17%
MSCI ACWI ex USA Small Cap Index (Net)	23.73%	6.21%	5.76%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA SMID Cap Index (Net) to the MSCI ACWI ex USA® Index (Net) to reflect that the MSCI ACWI ex USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$4,179,554,161%
Total number of portfolio holdings	$115%
Total advisory fees paid	$44,423,523%
Portfolio turnover rate	$21%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vanguard Total International Stock ETF	3.71%
OBIC Co. Ltd.	2.31%
Carl Zeiss Meditec AG, BR	2.10%
Partners Group Holding AG	1.72%
VZ Holding AG	1.72%
Nice Ltd., ADR	1.62%
Descartes Systems Group, Inc. (The)	1.59%
Azbil Corp.	1.53%
CCL Industries, Inc., Class B	1.46%
ChemoMetec A/S	1.33%
Sector allocation**
(% of net assets)
* Excluding money market fund holdings, if any.
** Excluding exchange-traded funds (ETFs), which represented 3.7% of net assets. While the Fund does not typically invest in ETFs, it held an ETF at the end of the reporting period to maintain exposure to international markets consistent with its investment mandate while meeting short-term liquidity requirements.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Small-Mid Company Fund
Class R5: INSLX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class R5)	$117	1.07%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence led to market concentration in megacap technology, and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class R5 shares of the Invesco International Small-Mid Company Fund returned 19.57% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI ex USA SMID Cap Index return of 23.10% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the health care and industrials sectors.
What contributed to performance?
VZ Holding AG | A Swiss wealth management company, delivered strong performance largely due to their market share growth during the reporting period.
Partners Group Holding AG | A Swiss asset manager focused on private markets, reported strong results driven by their strategic partnership with another asset manager which eased access to Partners’ investment strategies for the fast-growing high-net worth client segment.
DISCO Corp. | DISCO commanded a majority of the global market share in grinders and divers, making it a leader in the space for the semiconductor industry. While about half of DISCO’s profits emanate from the semiconductor capex budgets which have been driving growth, the other half is from more predictable after-market consumables, leading to a smoothing effect on earnings.
What detracted from performance?
Carl Zeiss Meditec AG | A global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-related overstocking by customers, especially in China.
LEM Holding S.A. | A Swiss designer and producer of high-quality currency and voltage transducers. LEM’s shares have been under pressure due to concerns about knock-off competition, largely from Chinese producers offering lower-cost integrated circuits.
SMS Co. LTD. | SMS is a Japanese innovator in recruiting placement as applied to health care, medical care, nursing staff, and elderly caregiving staff. Results have been challenged as of late by a reduced willingness of temp staff to switch assignments, which has pressured SMS’s commissions and thus it’s profit margins.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class R5)	19.57%	2.80%	6.93%
MSCI ACWI ex USA SMID Cap Index (Net)	23.10%	5.24%	5.17%
MSCI ACWI ex USA Small Cap Index (Net)	23.73%	6.21%	5.76%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of Oppenheimer International Small-Mid Company Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA SMID Cap Index (Net) to the MSCI ACWI ex USA® Index (Net) to reflect that the MSCI ACWI ex USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$4,179,554,161%
Total number of portfolio holdings	$115%
Total advisory fees paid	$44,423,523%
Portfolio turnover rate	$21%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vanguard Total International Stock ETF	3.71%
OBIC Co. Ltd.	2.31%
Carl Zeiss Meditec AG, BR	2.10%
Partners Group Holding AG	1.72%
VZ Holding AG	1.72%
Nice Ltd., ADR	1.62%
Descartes Systems Group, Inc. (The)	1.59%
Azbil Corp.	1.53%
CCL Industries, Inc., Class B	1.46%
ChemoMetec A/S	1.33%
Sector allocation**
(% of net assets)
* Excluding money market fund holdings, if any.
** Excluding exchange-traded funds (ETFs), which represented 3.7% of net assets. While the Fund does not typically invest in ETFs, it held an ETF at the end of the reporting period to maintain exposure to international markets consistent with its investment mandate while meeting short-term liquidity requirements.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco International Small-Mid Company Fund
Class R6: OSCIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class R6)	$110	1.00%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around artificial intelligence led to market concentration in megacap technology, and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the period also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• In this environment, Class R6 shares of the Invesco International Small-Mid Company Fund returned 19.62% for the fiscal year ended October 31, 2024, lagging the MSCI ACWI ex USA SMID Cap Index return of 23.10% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the health care and industrials sectors.
What contributed to performance?
VZ Holding AG | A Swiss wealth management company, delivered strong performance largely due to their market share growth during the reporting period.
Partners Group Holding AG | A Swiss asset manager focused on private markets, reported strong results driven by their strategic partnership with another asset manager which eased access to Partners’ investment strategies for the fast-growing high-net worth client segment.
DISCO Corp. | DISCO commanded a majority of the global market share in grinders and divers, making it a leader in the space for the semiconductor industry. While about half of DISCO’s profits emanate from the semiconductor capex budgets which have been driving growth, the other half is from more predictable after-market consumables, leading to a smoothing effect on earnings.
What detracted from performance?
Carl Zeiss Meditec AG | A global leader in ophthalmic and other high-precision surgery. Shorter term sales volumes have slowed in the aftermath of COVID-related overstocking by customers, especially in China.
LEM Holding S.A. | A Swiss designer and producer of high-quality currency and voltage transducers. LEM’s shares have been under pressure due to concerns about knock-off competition, largely from Chinese producers offering lower-cost integrated circuits.
SMS Co. LTD. | SMS is a Japanese innovator in recruiting placement as applied to health care, medical care, nursing staff, and elderly caregiving staff. Results have been challenged as of late by a reduced willingness of temp staff to switch assignments, which has pressured SMS’s commissions and thus it’s profit margins.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class R6)	19.62%	2.82%	7.15%
MSCI ACWI ex USA SMID Cap Index (Net)	23.10%	5.24%	5.17%
MSCI ACWI ex USA Small Cap Index (Net)	23.73%	6.21%	5.76%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA SMID Cap Index (Net) to the MSCI ACWI ex USA® Index (Net) to reflect that the MSCI ACWI ex USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$4,179,554,161%
Total number of portfolio holdings	$115%
Total advisory fees paid	$44,423,523%
Portfolio turnover rate	$21%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Vanguard Total International Stock ETF	3.71%
OBIC Co. Ltd.	2.31%
Carl Zeiss Meditec AG, BR	2.10%
Partners Group Holding AG	1.72%
VZ Holding AG	1.72%
Nice Ltd., ADR	1.62%
Descartes Systems Group, Inc. (The)	1.59%
Azbil Corp.	1.53%
CCL Industries, Inc., Class B	1.46%
ChemoMetec A/S	1.33%
Sector allocation**
(% of net assets)
* Excluding money market fund holdings, if any.
** Excluding exchange-traded funds (ETFs), which represented 3.7% of net assets. While the Fund does not typically invest in ETFs, it held an ETF at the end of the reporting period to maintain exposure to international markets consistent with its investment mandate while meeting short-term liquidity requirements.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco MSCI World SRI Index Fund
Class A: VSQAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class A)	$50	0.44%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, developed market equities experienced a mostly positive market environment due to strong global economic growth and broadly accommodative central banks. US outpaced other developed markets with the S&P 500® outperforming the MSCI World ex USA Index by almost 14%. As a result, the Fund’s allocation to the US, which represented 72% of the MSCI World SRI Index (the "Index"), aided performance.
• The Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund's country, sector and security weights will closely mirror those of the Index. The Index is a capitalization weighted index that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings, as determined by MSCI Inc., and excludes companies whose products have negative social or environmental impacts.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 29.11%, which differed from the return of the Index, 29.94%, primarily due to fees and expenses that the Fund incurred during the period and may also be the result of exchange-rate fluctuations.
What contributed to performance?
Sector Allocations | Information technology (software & services; semiconductors & semiconductor equipment), financials (financial services & insurance), and consumer discretionary (consumer discretionary distribution & retail), respectively.
Positions | Microsoft Inc. and NVIDIA Corp., information technology companies, and Tesla Inc., a consumer discretionary company. We sold our shares in Miscrosoft, Inc. during the fiscal year.
What detracted from performance?
Sector Allocations | No sector detracted from performance in the period.
Positions | Intel Corp. and Applied Materials, Inc., information technology companies, and Halliburton Co., an energy company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/2016)
Invesco MSCI World SRI Index Fund (Class A) —including sales charge	21.99%	9.41%	8.40%
Invesco MSCI World SRI Index Fund (Class A) —excluding sales charge	29.11%	10.66%	9.14%
Custom Invesco MSCI World SRI Index (Net)	29.94%	11.48%	11.45%
MSCI World SRI Index (Net)	29.94%	12.44%	12.56%
MSCI World Index (Net)	33.68%	12.03%	11.78%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI World SRI Index (Net) to the MSCI World Index (Net) to reflect that the MSCI World Index (Net) can be considered more broadly representative of the overall applicable securities market.
The 1 year Class A shares return includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made the 1 year Class A shares return, including sales charge, would have been 20.90%.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$16,908,222%
Total number of portfolio holdings	$355%
Total advisory fees paid	$0%
Portfolio turnover rate	$32%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	18.10%
Tesla, Inc.	4.02%
Home Depot, Inc. (The)	2.24%
Novo Nordisk A/S, Class B	1.98%
Coca-Cola Co. (The)	1.55%
ASML Holding N.V.	1.53%
PepsiCo, Inc.	1.32%
Adobe, Inc.	1.20%
Texas Instruments, Inc.	1.07%
Verizon Communications, Inc.	1.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco MSCI World SRI Index Fund
Class C: VSQCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class C)	$136	1.19%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, developed market equities experienced a mostly positive market environment due to strong global economic growth and broadly accommodative central banks. US outpaced other developed markets with the S&P 500® outperforming the MSCI World ex USA Index by almost 14%. As a result, the Fund’s allocation to the US, which represented 72% of the MSCI World SRI Index (the "Index"), aided performance.
• The Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund's country, sector and security weights will closely mirror those of the Index. The Index is a capitalization weighted index that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings, as determined by MSCI Inc., and excludes companies whose products have negative social or environmental impacts.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 28.15%, which differed from the return of the Index, 29.94%, primarily due to fees and expenses that the Fund incurred during the period and may also be the result of exchange-rate fluctuations.
What contributed to performance?
Sector Allocations | Information technology (software & services; semiconductors & semiconductor equipment), financials (financial services & insurance), and consumer discretionary (consumer discretionary distribution & retail), respectively.
Positions | Microsoft Inc. and NVIDIA Corp., information technology companies, and Tesla Inc., a consumer discretionary company. We sold our shares in Miscrosoft, Inc. during the fiscal year.
What detracted from performance?
Sector Allocations | No sector detracted from performance in the period.
Positions | Intel Corp. and Applied Materials, Inc., information technology companies, and Halliburton Co., an energy company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/2016)
Invesco MSCI World SRI Index Fund (Class C) —including sales charge	27.15%	9.84%	8.34%
Invesco MSCI World SRI Index Fund (Class C) —excluding sales charge	28.15%	9.84%	8.34%
Custom Invesco MSCI World SRI Index (Net)	29.94%	11.48%	11.45%
MSCI World SRI Index (Net)	29.94%	12.44%	12.56%
MSCI World Index (Net)	33.68%	12.03%	11.78%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI World SRI Index (Net) to the MSCI World Index (Net) to reflect that the MSCI World Index (Net) can be considered more broadly representative of the overall applicable securities market.
The 1 year Class C shares return includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made the 1 year Class C shares return, including sales charge, would have been 26.01%.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$16,908,222%
Total number of portfolio holdings	$355%
Total advisory fees paid	$0%
Portfolio turnover rate	$32%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	18.10%
Tesla, Inc.	4.02%
Home Depot, Inc. (The)	2.24%
Novo Nordisk A/S, Class B	1.98%
Coca-Cola Co. (The)	1.55%
ASML Holding N.V.	1.53%
PepsiCo, Inc.	1.32%
Adobe, Inc.	1.20%
Texas Instruments, Inc.	1.07%
Verizon Communications, Inc.	1.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco MSCI World SRI Index Fund
Class R: VSQRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class R)	$79	0.69%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, developed market equities experienced a mostly positive market environment due to strong global economic growth and broadly accommodative central banks. US outpaced other developed markets with the S&P 500® outperforming the MSCI World ex USA Index by almost 14%. As a result, the Fund’s allocation to the US, which represented 72% of the MSCI World SRI Index (the "Index"), aided performance.
• The Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund's country, sector and security weights will closely mirror those of the Index. The Index is a capitalization weighted index that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings, as determined by MSCI Inc., and excludes companies whose products have negative social or environmental impacts.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 28.81%, which differed from the return of the Index, 29.94%, primarily due to fees and expenses that the Fund incurred during the period and may also be the result of exchange-rate fluctuations.
What contributed to performance?
Sector Allocations | Information technology (software & services; semiconductors & semiconductor equipment), financials (financial services & insurance), and consumer discretionary (consumer discretionary distribution & retail), respectively.
Positions | Microsoft Inc. and NVIDIA Corp., information technology companies, and Tesla Inc., a consumer discretionary company. We sold our shares in Miscrosoft, Inc. during the fiscal year.
What detracted from performance?
Sector Allocations | No sector detracted from performance in the period.
Positions | Intel Corp. and Applied Materials, Inc., information technology companies, and Halliburton Co., an energy company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class R)	28.81%	10.40%	8.86%
Custom Invesco MSCI World SRI Index (Net)	29.94%	11.48%	11.45%
MSCI World SRI Index (Net)	29.94%	12.44%	12.56%
MSCI World Index (Net)	33.68%	12.03%	11.78%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI World SRI Index (Net) to the MSCI World Index (Net) to reflect that the MSCI World Index (Net) can be considered more broadly representative of the overall applicable securities market.
The 1 year Class R shares return includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made the 1 year Class R shares return would have been 27.66%.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$16,908,222%
Total number of portfolio holdings	$355%
Total advisory fees paid	$0%
Portfolio turnover rate	$32%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	18.10%
Tesla, Inc.	4.02%
Home Depot, Inc. (The)	2.24%
Novo Nordisk A/S, Class B	1.98%
Coca-Cola Co. (The)	1.55%
ASML Holding N.V.	1.53%
PepsiCo, Inc.	1.32%
Adobe, Inc.	1.20%
Texas Instruments, Inc.	1.07%
Verizon Communications, Inc.	1.02%
* Excluding money market fund holdings, if any.

Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco MSCI World SRI Index Fund
Class Y: VSQYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class Y)	$22	0.19%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, developed market equities experienced a mostly positive market environment due to strong global economic growth and broadly accommodative central banks. US outpaced other developed markets with the S&P 500® outperforming the MSCI World ex USA Index by almost 14%. As a result, the Fund’s allocation to the US, which represented 72% of the MSCI World SRI Index (the "Index"), aided performance.
• The Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund's country, sector and security weights will closely mirror those of the Index. The Index is a capitalization weighted index that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings, as determined by MSCI Inc., and excludes companies whose products have negative social or environmental impacts.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 29.45%, which differed from the return of the Index, 29.94%, primarily due to fees and expenses that the Fund incurred during the period and may also be the result of exchange-rate fluctuations.
What contributed to performance?
Sector Allocations | Information technology (software & services; semiconductors & semiconductor equipment), financials (financial services & insurance), and consumer discretionary (consumer discretionary distribution & retail), respectively.
Positions | Microsoft Inc. and NVIDIA Corp., information technology companies, and Tesla Inc., a consumer discretionary company. We sold our shares in Miscrosoft, Inc. during the fiscal year.
What detracted from performance?
Sector Allocations | No sector detracted from performance in the period.
Positions | Intel Corp. and Applied Materials, Inc., information technology companies, and Halliburton Co., an energy company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class Y)	29.45%	10.94%	9.41%
Custom Invesco MSCI World SRI Index (Net)	29.94%	11.48%	11.45%
MSCI World SRI Index (Net)	29.94%	12.44%	12.56%
MSCI World Index (Net)	33.68%	12.03%	11.78%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI World SRI Index (Net) to the MSCI World Index (Net) to reflect that the MSCI World Index (Net) can be considered more broadly representative of the overall applicable securities market.
The 1 year Class Y shares return includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made the 1 year Class Y shares return would have been 28.30%.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$16,908,222%
Total number of portfolio holdings	$355%
Total advisory fees paid	$0%
Portfolio turnover rate	$32%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	18.10%
Tesla, Inc.	4.02%
Home Depot, Inc. (The)	2.24%
Novo Nordisk A/S, Class B	1.98%
Coca-Cola Co. (The)	1.55%
ASML Holding N.V.	1.53%
PepsiCo, Inc.	1.32%
Adobe, Inc.	1.20%
Texas Instruments, Inc.	1.07%
Verizon Communications, Inc.	1.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco MSCI World SRI Index Fund
Class R5: VSQFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class R5)	$22	0.19%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, developed market equities experienced a mostly positive market environment due to strong global economic growth and broadly accommodative central banks. US outpaced other developed markets with the S&P 500® outperforming the MSCI World ex USA Index by almost 14%. As a result, the Fund’s allocation to the US, which represented 72% of the MSCI World SRI Index (the "Index"), aided performance.
• The Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund's country, sector and security weights will closely mirror those of the Index. The Index is a capitalization weighted index that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings, as determined by MSCI Inc., and excludes companies whose products have negative social or environmental impacts.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 29.45%, which differed from the return of the Index, 29.94%, primarily due to fees and expenses that the Fund incurred during the period and may also be the result of exchange-rate fluctuations.
What contributed to performance?
Sector Allocations | Information technology (software & services; semiconductors & semiconductor equipment), financials (financial services & insurance), and consumer discretionary (consumer discretionary distribution & retail), respectively.
Positions | Microsoft Inc. and NVIDIA Corp., information technology companies, and Tesla Inc., a consumer discretionary company. We sold our shares in Miscrosoft, Inc. during the fiscal year.
What detracted from performance?
Sector Allocations | No sector detracted from performance in the period.
Positions | Intel Corp. and Applied Materials, Inc., information technology companies, and Halliburton Co., an energy company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class R5)	29.45%	10.96%	9.41%
Custom Invesco MSCI World SRI Index (Net)	29.94%	11.48%	11.45%
MSCI World SRI Index (Net)	29.94%	12.44%	12.56%
MSCI World Index (Net)	33.68%	12.03%	11.78%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI World SRI Index (Net) to the MSCI World Index (Net) to reflect that the MSCI World Index (Net) can be considered more broadly representative of the overall applicable securities market.
The 1 year Class R5 shares return includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made the 1 year Class R5 shares return would have been 28.30%.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$16,908,222%
Total number of portfolio holdings	$355%
Total advisory fees paid	$0%
Portfolio turnover rate	$32%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	18.10%
Tesla, Inc.	4.02%
Home Depot, Inc. (The)	2.24%
Novo Nordisk A/S, Class B	1.98%
Coca-Cola Co. (The)	1.55%
ASML Holding N.V.	1.53%
PepsiCo, Inc.	1.32%
Adobe, Inc.	1.20%
Texas Instruments, Inc.	1.07%
Verizon Communications, Inc.	1.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco MSCI World SRI Index Fund
Class R6: VSQSX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class R6)	$22	0.19%†
†	Reflects fee waivers and /or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2024, developed market equities experienced a mostly positive market environment due to strong global economic growth and broadly accommodative central banks. US outpaced other developed markets with the S&P 500® outperforming the MSCI World ex USA Index by almost 14%. As a result, the Fund’s allocation to the US, which represented 72% of the MSCI World SRI Index (the "Index"), aided performance.
• The Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index. The Fund's country, sector and security weights will closely mirror those of the Index. The Index is a capitalization weighted index that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings, as determined by MSCI Inc., and excludes companies whose products have negative social or environmental impacts.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 29.45%, which differed from the return of the Index, 29.94%, primarily due to fees and expenses that the Fund incurred during the period and may also be the result of exchange-rate fluctuations.
What contributed to performance?
Sector Allocations | Information technology (software & services; semiconductors & semiconductor equipment), financials (financial services & insurance), and consumer discretionary (consumer discretionary distribution & retail), respectively.
Positions | Microsoft Inc. and NVIDIA Corp., information technology companies, and Tesla Inc., a consumer discretionary company. We sold our shares in Miscrosoft, Inc. during the fiscal year.
What detracted from performance?
Sector Allocations | No sector detracted from performance in the period.
Positions | Intel Corp. and Applied Materials, Inc., information technology companies, and Halliburton Co., an energy company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class R6)	29.45%	10.96%	9.41%
Custom Invesco MSCI World SRI Index (Net)	29.94%	11.48%	11.45%
MSCI World SRI Index (Net)	29.94%	12.44%	12.56%
MSCI World Index (Net)	33.68%	12.03%	11.78%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the MSCI World SRI Index (Net) to the MSCI World Index (Net) to reflect that the MSCI World Index (Net) can be considered more broadly representative of the overall applicable securities market.
The 1 year Class R6 shares return includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made the 1 year Class R6 shares return would have been 28.30%.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$16,908,222%
Total number of portfolio holdings	$355%
Total advisory fees paid	$0%
Portfolio turnover rate	$32%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	18.10%
Tesla, Inc.	4.02%
Home Depot, Inc. (The)	2.24%
Novo Nordisk A/S, Class B	1.98%
Coca-Cola Co. (The)	1.55%
ASML Holding N.V.	1.53%
PepsiCo, Inc.	1.32%
Adobe, Inc.	1.20%
Texas Instruments, Inc.	1.07%
Verizon Communications, Inc.	1.02%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Oppenheimer International Growth Fund
Class A: OIGAX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Oppenheimer International Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Oppenheimer International Growth Fund (Class A)	$123	1.11%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial investment (AI) investment wave led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class A shares of the Fund, excluding sales charge, returned 22.28%, lagging the MSCI ACWI ex USA® Index return of 24.33% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the information technology sector, and the Fund's underweight positioning in the financials sector.
What contributed to performance?
Dollarama, Inc. | A Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated and Dollarama has performed well. We have owned the company for several years as part of our Reorganization of Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing.
Novo Nordisk A/S | A Danish company that is the world’s leading maker of care products and insulin for diabetes, a disease that is increasing worldwide. Novo has also introduced the weight loss drug Wegovy, for which demand has been high. Clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations, and the share price has reacted favorably.
ResMed, Inc. | This company produces air flow generators and masks to fight sleep apnea, a condition that remains under-diagnosed. The market is concentrated: ResMed and its close competitor Philips (not a fund holding) have a combined 80% market share. ResMed reported strong sales and earnings growth while continuing to improve its balance sheet strength during the reporting period. We continue to view ResMed’s prospects favorably.
What detracted from performance?
Edenred SE | Based in France, this company manages employee benefit programs and expenses through prepaid vouchers. It has grown steadily through geographic and service expansion, while digitization has reduced operating costs. The stock fell during the reporting period due to regulatory uncertainty in some of its geographies.
HelloFresh SE | A German company that is the largest meal kit provider in the US, as well as several other markets. In our opinion, it is the one company with the scale necessary to achieve attractive profitability in the industry. However, it is taking management longer to execute their growth plans than we had expected when valuing the company. We have therefore exited the position.
AIXTRON SE | A German company which makes the “metal organic chemical vapor deposition equipment” -“MOCVD equipment” – used in the manufacture of layered semiconductors made of compounds other than just silicon. In our opinion, AIXTRON is well-placed in the value chain of a growing segment of semiconductor evolution.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Oppenheimer International Growth Fund (Class A) —including sales charge	15.55%	4.17%	4.13%
Invesco Oppenheimer International Growth Fund (Class A) —excluding sales charge	22.28%	5.35%	4.72%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,342,467,179%
Total number of portfolio holdings	$64%
Total advisory fees paid	$46,884,667%
Portfolio turnover rate	$10%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.45%
Dollarama, Inc.	3.17%
London Stock Exchange Group PLC	3.10%
Next PLC	2.99%
Reliance Industries Ltd.	2.96%
Compass Group PLC	2.85%
Flutter Entertainment PLC	2.76%
ResMed, Inc.	2.73%
Epiroc AB, Class A	2.69%
ASML Holding N.V.	2.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Oppenheimer International Growth Fund
Class C: OIGCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Oppenheimer International Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Oppenheimer International Growth Fund (Class C)	$207	1.87%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial investment (AI) investment wave led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class C shares of the Fund, excluding sales charge, returned 21.33%, lagging the MSCI ACWI ex USA® Index return of 24.33% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the information technology sector, and the Fund underweight positioning in the financials sector.
What contributed to performance?
Dollarama, Inc. | A Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated and Dollarama has performed well. We have owned the company for several years as part of our Reorganization of Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing.
Novo Nordisk A/S | A Danish company that is the world’s leading maker of care products and insulin for diabetes, a disease that is increasing worldwide. Novo has also introduced the weight loss drug Wegovy, for which demand has been high. Clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations, and the share price has reacted favorably.
ResMed, Inc. | This company produces air flow generators and masks to fight sleep apnea, a condition that remains under-diagnosed. The market is concentrated: ResMed and its close competitor Philips (not a fund holding) have a combined 80% market share. ResMed reported strong sales and earnings growth while continuing to improve its balance sheet strength during the reporting period. We continue to view ResMed’s prospects favorably.
What detracted from performance?
Edenred SE | Based in France, this company manages employee benefit programs and expenses through prepaid vouchers. It has grown steadily through geographic and service expansion, while digitization has reduced operating costs. The stock fell during the reporting period due to regulatory uncertainty in some of its geographies.
HelloFresh SE | A German company that is the largest meal kit provider in the US, as well as several other markets. In our opinion, it is the one company with the scale necessary to achieve attractive profitability in the industry. However, it is taking management longer to execute their growth plans than we had expected when valuing the company. We have therefore exited the position.
AIXTRON SE | A German company which makes the “metal organic chemical vapor deposition equipment” -“MOCVD equipment” – used in the manufacture of layered semiconductors made of compounds other than just silicon. In our opinion, AIXTRON is well-placed in the value chain of a growing segment of semiconductor evolution.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Oppenheimer International Growth Fund (Class C) —including sales charge	20.33%	4.56%	4.09%
Invesco Oppenheimer International Growth Fund (Class C) —excluding sales charge	21.33%	4.56%	4.09%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,342,467,179%
Total number of portfolio holdings	$64%
Total advisory fees paid	$46,884,667%
Portfolio turnover rate	$10%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.45%
Dollarama, Inc.	3.17%
London Stock Exchange Group PLC	3.10%
Next PLC	2.99%
Reliance Industries Ltd.	2.96%
Compass Group PLC	2.85%
Flutter Entertainment PLC	2.76%
ResMed, Inc.	2.73%
Epiroc AB, Class A	2.69%
ASML Holding N.V.	2.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Oppenheimer International Growth Fund
Class R: OIGNX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Oppenheimer International Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Oppenheimer International Growth Fund (Class R)	$152	1.37%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial investment (AI) investment wave led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R shares of the Fund returned 21.94%, lagging the MSCI ACWI ex USA® Index return of 24.33% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the information technology sector, and the Fund's underweight positioning in the financials sector.
What contributed to performance?
Dollarama, Inc. | A Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated and Dollarama has performed well. We have owned the company for several years as part of our Reorganization of Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing.
Novo Nordisk A/S | A Danish company that is the world’s leading maker of care products and insulin for diabetes, a disease that is increasing worldwide. Novo has also introduced the weight loss drug Wegovy, for which demand has been high. Clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations, and the share price has reacted favorably.
ResMed, Inc. | This company produces air flow generators and masks to fight sleep apnea, a condition that remains under-diagnosed. The market is concentrated: ResMed and its close competitor Philips (not a fund holding) have a combined 80% market share. ResMed reported strong sales and earnings growth while continuing to improve its balance sheet strength during the reporting period. We continue to view ResMed’s prospects favorably.
What detracted from performance?
Edenred SE | Based in France, this company manages employee benefit programs and expenses through prepaid vouchers. It has grown steadily through geographic and service expansion, while digitization has reduced operating costs. The stock fell during the reporting period due to regulatory uncertainty in some of its geographies.
HelloFresh SE | A German company that is the largest meal kit provider in the US, as well as several other markets. In our opinion, it is the one company with the scale necessary to achieve attractive profitability in the industry. However, it is taking management longer to execute their growth plans than we had expected when valuing the company. We have therefore exited the position.
AIXTRON SE | A German company which makes the “metal organic chemical vapor deposition equipment” -“MOCVD equipment” – used in the manufacture of layered semiconductors made of compounds other than just silicon. In our opinion, AIXTRON is well-placed in the value chain of a growing segment of semiconductor evolution.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Oppenheimer International Growth Fund (Class R)	21.94%	5.09%	4.45%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,342,467,179%
Total number of portfolio holdings	$64%
Total advisory fees paid	$46,884,667%
Portfolio turnover rate	$10%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.45%
Dollarama, Inc.	3.17%
London Stock Exchange Group PLC	3.10%
Next PLC	2.99%
Reliance Industries Ltd.	2.96%
Compass Group PLC	2.85%
Flutter Entertainment PLC	2.76%
ResMed, Inc.	2.73%
Epiroc AB, Class A	2.69%
ASML Holding N.V.	2.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Oppenheimer International Growth Fund
Class Y: OIGYX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Oppenheimer International Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Oppenheimer International Growth Fund (Class Y)	$97	0.87%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial investment (AI) investment wave led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class Y shares of the Fund returned 22.57%, lagging the MSCI ACWI ex USA® Index return of 24.33% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the information technology sector, and the Fund's underweight positioning in the financials sector.
What contributed to performance?
Dollarama, Inc. | A Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated and Dollarama has performed well. We have owned the company for several years as part of our Reorganization of Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing.
Novo Nordisk A/S | A Danish company that is the world’s leading maker of care products and insulin for diabetes, a disease that is increasing worldwide. Novo has also introduced the weight loss drug Wegovy, for which demand has been high. Clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations, and the share price has reacted favorably.
ResMed, Inc. | This company produces air flow generators and masks to fight sleep apnea, a condition that remains under-diagnosed. The market is concentrated: ResMed and its close competitor Philips (not a fund holding) have a combined 80% market share. ResMed reported strong sales and earnings growth while continuing to improve its balance sheet strength during the reporting period. We continue to view ResMed’s prospects favorably.
What detracted from performance?
Edenred SE | Based in France, this company manages employee benefit programs and expenses through prepaid vouchers. It has grown steadily through geographic and service expansion, while digitization has reduced operating costs. The stock fell during the reporting period due to regulatory uncertainty in some of its geographies.
HelloFresh SE | A German company that is the largest meal kit provider in the US, as well as several other markets. In our opinion, it is the one company with the scale necessary to achieve attractive profitability in the industry. However, it is taking management longer to execute their growth plans than we had expected when valuing the company. We have therefore exited the position.
AIXTRON SE | A German company which makes the “metal organic chemical vapor deposition equipment” -“MOCVD equipment” – used in the manufacture of layered semiconductors made of compounds other than just silicon. In our opinion, AIXTRON is well-placed in the value chain of a growing segment of semiconductor evolution.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Oppenheimer International Growth Fund (Class Y)	22.57%	5.61%	4.98%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,342,467,179%
Total number of portfolio holdings	$64%
Total advisory fees paid	$46,884,667%
Portfolio turnover rate	$10%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.45%
Dollarama, Inc.	3.17%
London Stock Exchange Group PLC	3.10%
Next PLC	2.99%
Reliance Industries Ltd.	2.96%
Compass Group PLC	2.85%
Flutter Entertainment PLC	2.76%
ResMed, Inc.	2.73%
Epiroc AB, Class A	2.69%
ASML Holding N.V.	2.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Oppenheimer International Growth Fund
Class R5: INGFX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Oppenheimer International Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Oppenheimer International Growth Fund (Class R5)	$90	0.81%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial investment (AI) investment wave led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R5 shares of the Fund returned 22.60%, lagging the MSCI ACWI ex USA® Index return of 24.33% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the information technology sector, and the Fund's underweight positioning in the financials sector.
What contributed to performance?
Dollarama, Inc. | A Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated and Dollarama has performed well. We have owned the company for several years as part of our Reorganization of Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing.
Novo Nordisk A/S | A Danish company that is the world’s leading maker of care products and insulin for diabetes, a disease that is increasing worldwide. Novo has also introduced the weight loss drug Wegovy, for which demand has been high. Clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations, and the share price has reacted favorably.
ResMed, Inc. | This company produces air flow generators and masks to fight sleep apnea, a condition that remains under-diagnosed. The market is concentrated: ResMed and its close competitor Philips (not a fund holding) have a combined 80% market share. ResMed reported strong sales and earnings growth while continuing to improve its balance sheet strength during the reporting period. We continue to view ResMed’s prospects favorably.
What detracted from performance?
Edenred SE | Based in France, this company manages employee benefit programs and expenses through prepaid vouchers. It has grown steadily through geographic and service expansion, while digitization has reduced operating costs. The stock fell during the reporting period due to regulatory uncertainty in some of its geographies.
HelloFresh SE | A German company that is the largest meal kit provider in the US, as well as several other markets. In our opinion, it is the one company with the scale necessary to achieve attractive profitability in the industry. However, it is taking management longer to execute their growth plans than we had expected when valuing the company. We have therefore exited the position.
AIXTRON SE | A German company which makes the “metal organic chemical vapor deposition equipment” -“MOCVD equipment” – used in the manufacture of layered semiconductors made of compounds other than just silicon. In our opinion, AIXTRON is well-placed in the value chain of a growing segment of semiconductor evolution.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Oppenheimer International Growth Fund (Class R5)	22.60%	5.74%	4.92%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Class R5 shares incepted on May 29, 2019. Performance shown on and prior to that date is that of Oppenheimer International Growth Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,342,467,179%
Total number of portfolio holdings	$64%
Total advisory fees paid	$46,884,667%
Portfolio turnover rate	$10%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.45%
Dollarama, Inc.	3.17%
London Stock Exchange Group PLC	3.10%
Next PLC	2.99%
Reliance Industries Ltd.	2.96%
Compass Group PLC	2.85%
Flutter Entertainment PLC	2.76%
ResMed, Inc.	2.73%
Epiroc AB, Class A	2.69%
ASML Holding N.V.	2.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
The Fund's net expense ratio increased from the prior fiscal year end as a result of a change in operating expenses.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Oppenheimer International Growth Fund
Class R6: OIGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Invesco Oppenheimer International Growth Fund (the “Fund”) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Oppenheimer International Growth Fund (Class R6)	$82	0.74%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended October 31, 2024. In the US, enthusiasm around the artificial investment (AI) investment wave led to concentrated market leadership in the megacap technology space and to outperformance relative to non-US equities. The turn in the interest rate cycle towards the end of the fiscal year also caused high quality segments to underperform the wider market. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class.
• For the fiscal year ended October 31, 2024, Class R6 shares of the Fund returned 22.71%, lagging the MSCI ACWI ex USA® Index return of 24.33% for the period. The Fund's underperformance for the fiscal year was primarily driven by weaker stock selection results in the information technology sector, and the Fund's underweight positioning in the financials sector.
What contributed to performance?
Dollarama, Inc. | A Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. However, unlike the US, this retail market segment in Canada is not saturated and Dollarama has performed well. We have owned the company for several years as part of our Reorganization of Retail theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing.
Novo Nordisk A/S | A Danish company that is the world’s leading maker of care products and insulin for diabetes, a disease that is increasing worldwide. Novo has also introduced the weight loss drug Wegovy, for which demand has been high. Clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations, and the share price has reacted favorably.
ResMed, Inc. | This company produces air flow generators and masks to fight sleep apnea, a condition that remains under-diagnosed. The market is concentrated: ResMed and its close competitor Philips (not a fund holding) have a combined 80% market share. ResMed reported strong sales and earnings growth while continuing to improve its balance sheet strength during the reporting period. We continue to view ResMed’s prospects favorably.
What detracted from performance?
Edenred SE | Based in France, this company manages employee benefit programs and expenses through prepaid vouchers. It has grown steadily through geographic and service expansion, while digitization has reduced operating costs. The stock fell during the reporting period due to regulatory uncertainty in some of its geographies.
HelloFresh SE | A German company that is the largest meal kit provider in the US, as well as several other markets. In our opinion, it is the one company with the scale necessary to achieve attractive profitability in the industry. However, it is taking management longer to execute their growth plans than we had expected when valuing the company. We have therefore exited the position.
AIXTRON SE | A German company which makes the “metal organic chemical vapor deposition equipment” -“MOCVD equipment” – used in the manufacture of layered semiconductors made of compounds other than just silicon. In our opinion, AIXTRON is well-placed in the value chain of a growing segment of semiconductor evolution.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Oppenheimer International Growth Fund (Class R6)	22.71%	5.77%	5.14%
MSCI ACWI ex USA® Index (Net)	24.33%	5.78%	4.79%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2024)
Fund net assets	$6,342,467,179%
Total number of portfolio holdings	$64%
Total advisory fees paid	$46,884,667%
Portfolio turnover rate	$10%
What Comprised The Fund's Holdings?
(as of October 31, 2024)
Top ten holdings*
(% of net assets)
Novo Nordisk A/S, Class B	3.45%
Dollarama, Inc.	3.17%
London Stock Exchange Group PLC	3.10%
Next PLC	2.99%
Reliance Industries Ltd.	2.96%
Compass Group PLC	2.85%
Flutter Entertainment PLC	2.76%
ResMed, Inc.	2.73%
Epiroc AB, Class A	2.69%
ASML Holding N.V.	2.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. The Code was revised to include PEOs and PFOs of certain Invesco exchange traded funds, previously covered by a separate code of ethics. There were no waivers for the fiscal year ended October 31, 2024.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Anthony J. LaCava, Jr. Anthony J. LaCava, Jr. is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2023

Audit Fees	$ 387,628	$ 381,364
Audit-Related Fees(1)	$ 6,996	$ 11,000
Tax Fees(2)	$ 211,007	$ 505,760
All Other Fees	$ 0	$ 0
Total Fees	$ 605,631	$ 898,124
(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,134,000	$ 1,067,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,134 ,000	$ 1,067,000

(1) Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,466,000 for the fiscal year ended October 31, 2024 and $6,507,000 for the fiscal year ended October 31, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,811,007 for the fiscal year ended October 31, 2024 and $8,079,760 for the fiscal year ended October 31, 2023.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information	October 31, 2024
Invesco Advantage International Fund
Nasdaq:
A: QMGAX ■ C: QMGCX ■ R: QMGRX ■ Y: QMGYX ■ R5: GMAGX ■ R6: QMGIX

2	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
27	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–76.23%
Australia–1.61%
Commonwealth Bank of Australia	154	$14,364
Fortescue Ltd.	5,150	64,493
Glencore PLC(a)	13,673	71,710
Goodman Group	1,596	38,112
National Australia Bank Ltd.	463	11,735
Rio Tinto Ltd.	1,056	82,914
Rio Tinto PLC	1,931	124,797
Telstra Group Ltd.	2,343	5,865
Wesfarmers Ltd.	1,828	80,416
Westpac Banking Corp.	309	6,489
Woolworths Group Ltd.	798	15,651
		516,546
Belgium–0.37%
Anheuser-Busch InBev S.A./N.V.	1,056	62,612
UCB S.A.	283	54,491
		117,103
Brazil–2.06%
Ambev S.A.	10,800	23,614
B3 S.A. - Brasil, Bolsa, Balcao	13,300	24,433
Banco Bradesco S.A., Preference Shares	4,400	10,937
Banco do Brasil S.A.	5,600	25,506
BB Seguridade Participacoes S.A.	1,700	10,078
Caixa Seguridade Participacoes S.A.	11,200	27,899
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	1,000	15,928
Equatorial Energia S.A.	900	5,001
Gerdau S.A., Preference Shares	1,718	5,439
Itau Unibanco Holding S.A., Preference Shares	3,400	20,597
Itausa S.A., Preference Shares	11,065	20,308
Petroleo Brasileiro S.A., Preference Shares	40,600	252,201
Suzano S.A.	2,000	20,678
Telefonica Brasil S.A.	1,500	13,659
TIM S.A.	3,900	11,185
Vale S.A.	13,900	149,221
Vibra Energia S.A.	3,400	13,122
WEG S.A.	1,100	10,296
		660,102
Chile–0.24%
Banco de Chile	147,182	17,096
Banco de Credito e Inversiones S.A.	323	9,449
Banco Santander Chile	123,749	6,121
Cencosud S.A.	3,167	6,517
Falabella S.A.(a)	2,889	10,348
LATAM Airlines Group S.A.(a)	1,979,598	26,405
		75,936
China–10.36%
Agricultural Bank of China Ltd., H Shares	52,000	25,550
Alibaba Group Holding Ltd.	13,800	168,806
Shares		Value
China–(continued)
Aluminum Corp. of China Ltd., H Shares	24,000	$15,292
Baidu, Inc., A Shares(a)	3,200	36,515
Bank of China Ltd., H Shares	588,000	279,082
Bank of Communications Co. Ltd., H Shares	101,000	76,496
BOC Hong Kong (Holdings) Ltd.	4,500	14,691
BYD Co. Ltd., H Shares	2,000	72,237
China CITIC Bank Corp. Ltd., H Shares	56,000	34,902
China Coal Energy Co. Ltd., H Shares	30,000	37,424
China Construction Bank Corp., H Shares	559,000	433,916
China Hongqiao Group Ltd.	47,500	76,318
China Mengniu Dairy Co. Ltd.	3,000	6,718
China Merchants Bank Co. Ltd., H Shares	3,500	17,127
China Merchants Port Holdings Co. Ltd.	4,000	6,578
China Minsheng Banking Corp. Ltd., H Shares	19,500	7,243
China Overseas Land & Investment Ltd.	6,500	12,420
China Pacific Insurance (Group) Co. Ltd., H Shares	1,800	6,251
China Petroleum & Chemical Corp., H Shares	16,000	9,013
China Resources Gas Group Ltd.	2,600	10,025
China Resources Power Holdings Co. Ltd.	8,000	19,244
China Shenhua Energy Co. Ltd., H Shares	6,500	28,145
China Tower Corp. Ltd., H Shares(b)	182,000	24,557
CITIC Ltd.	6,000	7,048
CMOC Group Ltd., H Shares	36,000	29,800
COSCO SHIPPING Holdings Co. Ltd., H Shares	10,000	14,809
CSPC Pharmaceutical Group Ltd.	10,640	7,877
Full Truck Alliance Co. Ltd., ADR	2,453	21,954
Fuyao Glass Industry Group Co. Ltd., H Shares(b)	1,600	11,318
Geely Automobile Holdings Ltd.	5,000	8,790
Great Wall Motor Co. Ltd., H Shares	8,000	12,721
Haier Smart Home Co. Ltd., H Shares	9,200	33,389
Hansoh Pharmaceutical Group Co. Ltd.(b)	8,000	18,652
Huaneng Power International, Inc., H Shares	16,000	8,573
Industrial & Commercial Bank of China Ltd., H Shares	486,000	291,530
JD.com, Inc., A Shares	2,416	48,995
Jiangxi Copper Co. Ltd., H Shares	6,000	10,093
Kanzhun Ltd., ADR	1,335	19,424
KE Holdings, Inc., ADR	845	18,531
Kuaishou Technology(a)(b)	800	4,714
Kunlun Energy Co. Ltd.	18,000	17,071
Lenovo Group Ltd.	6,000	7,912
Li Auto, Inc., A Shares(a)	1,400	17,605
NetEase, Inc.	1,800	28,960
New Oriental Education & Technology Group, Inc.	13,100	81,981
NXP Semiconductors N.V.	180	42,210
PDD Holdings, Inc., ADR(a)	2,868	345,852
PetroChina Co. Ltd., H Shares	114,000	85,604
PICC Property & Casualty Co. Ltd., H Shares	8,000	12,136
Ping An Insurance (Group) Co. of China Ltd., H Shares	6,500	40,273
Prosus N.V.	1,107	46,681
Silergy Corp.	1,000	15,514
Sino Biopharmaceutical Ltd.	27,000	12,265
Sinotruk Hong Kong Ltd.	4,500	12,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Advantage International Fund

Shares		Value
China–(continued)
SITC International Holdings Co. Ltd.	4,000	$11,305
Tencent Holdings Ltd.	1,600	83,427
Tencent Music Entertainment Group, ADR	10,385	115,585
Trip.com Group Ltd.(a)	2,400	154,451
Vipshop Holdings Ltd., ADR	1,185	17,111
Want Want China Holdings Ltd.	21,000	13,068
Weichai Power Co. Ltd., H Shares	20,000	30,221
Yankuang Energy Group Co. Ltd., H Shares	23,800	30,967
Yum China Holdings, Inc.	245	10,807
Zijin Mining Group Co. Ltd., H Shares	38,000	80,943
ZTO Express (Cayman), Inc., ADR	593	13,704
		3,314,567
Colombia–0.05%
Bancolombia S.A., Preference Shares	2,126	17,017
Czech Republic–0.03%
Komercni banka A.S.	254	8,777
Denmark–1.73%
A.P. Moller - Maersk A/S, Class B	27	42,708
Carlsberg A/S, Class B	51	5,636
Danske Bank A/S	978	28,918
DSV A/S	103	22,547
Genmab A/S(a)	77	17,245
Novo Nordisk A/S, Class B	3,811	427,461
Vestas Wind Systems A/S(a)	438	8,347
		552,862
Finland–0.21%
Nokia OYJ	6,952	32,897
Nordea Bank Abp	2,189	25,627
Sampo OYJ	180	7,981
		66,505
France–4.21%
Airbus SE	283	43,169
AXA S.A.	1,236	46,409
BNP Paribas S.A.	1,519	103,739
Capgemini SE	206	35,737
Cie de Saint-Gobain S.A.	927	84,065
Cie Generale des Etablissements Michelin S.C.A.	1,159	39,169
Credit Agricole S.A.	1,571	24,080
Danone S.A.	489	34,933
ENGIE S.A.	3,862	64,733
EssilorLuxottica S.A.	489	114,699
Hermes International S.C.A.	27	61,364
Kering S.A.	129	32,220
Legrand S.A.	335	37,811
L’Oreal S.A.	232	87,040
Orange S.A.	2,343	25,740
Pernod Ricard S.A.	129	16,095
Safran S.A.	309	69,947
Schneider Electric SE	412	106,728
Societe Generale S.A.	901	25,878
Thales S.A.	26	4,191
TotalEnergies SE	2,549	159,964
Vinci S.A.	1,159	129,832
		1,347,543
Shares		Value
Germany–4.35%
adidas AG	180	$43,108
Allianz SE	360	113,330
BASF SE	695	33,786
Bayer AG	541	14,578
Bayerische Motoren Werke AG	412	32,480
Daimler Truck Holding AG	360	14,886
Deutsche Bank AG	5,407	91,864
Deutsche Post AG	1,287	51,698
Deutsche Telekom AG	5,510	166,587
Dr. Ing. h.c. F. Porsche AG, Preference Shares(b)	77	5,418
E.ON SE	5,948	80,269
Hannover Rueck SE	51	13,392
Henkel AG & Co. KGaA, Preference Shares	283	24,506
Mercedes-Benz Group AG	927	56,316
Merck KGaA	335	55,384
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	51	26,080
RWE AG	438	14,195
SAP SE	1,159	270,609
Siemens AG	1,056	205,445
Siemens Energy AG, Class A(a)	566	23,247
Volkswagen AG, Preference Shares	412	39,990
Vonovia SE	463	15,180
		1,392,348
Greece–0.17%
Eurobank Ergasias Services and Holdings S.A.	12,165	25,172
Hellenic Telecommunications Organization S.A.	405	6,692
National Bank of Greece S.A.	2,185	17,119
OPAP S.A.	351	5,997
		54,980
Hong Kong–1.01%
AIA Group Ltd.	16,000	126,277
CK Hutchison Holdings Ltd.	11,500	60,480
Prudential PLC	1,699	14,144
Sun Hung Kai Properties Ltd.	8,500	92,038
Techtronic Industries Co. Ltd.	2,000	28,931
		321,870
Hungary–0.16%
MOL Hungarian Oil & Gas PLC	1,771	12,290
OTP Bank Nyrt.	763	37,987
		50,277
Indonesia–0.67%
PT Adaro Energy Indonesia Tbk	45,900	10,564
PT Amman Mineral Internasional Tbk(a)	93,800	54,668
PT Astra International Tbk	35,900	11,655
PT Bank Central Asia Tbk	63,100	41,140
PT Bank Mandiri (Persero) Tbk	109,400	46,442
PT Bank Negara Indonesia (Persero) Tbk	51,700	17,244
PT Telkom Indonesia (Persero) Tbk	188,700	33,729
		215,442
Italy–1.74%
Assicurazioni Generali S.p.A.	541	15,000
Enel S.p.A.	4,815	36,517
Ferrari N.V.	180	85,927
Intesa Sanpaolo S.p.A.	27,654	118,359
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Advantage International Fund

Shares		Value
Italy–(continued)
Poste Italiane S.p.A.(b)	681	$9,576
UniCredit S.p.A.	6,566	290,474
		555,853
Japan–10.56%
Asahi Group Holdings Ltd.	4,100	49,222
Astellas Pharma, Inc.	2,000	23,417
Bridgestone Corp.	1,100	39,199
Canon, Inc.	1,400	45,535
Central Japan Railway Co.	1,900	39,347
Chugai Pharmaceutical Co. Ltd.	1,300	61,856
Dai-ichi Life Holdings, Inc.	2,200	54,847
Daiichi Sankyo Co. Ltd.	1,000	32,548
Denso Corp.	3,700	52,553
Disco Corp.	200	56,907
Fast Retailing Co. Ltd.	100	31,972
FUJIFILM Holdings Corp.	1,100	26,167
Fujitsu Ltd.	800	15,381
Hitachi Ltd.	12,300	309,036
Honda Motor Co. Ltd.	4,600	46,263
Hoya Corp.	200	26,759
ITOCHU Corp.	1,800	89,042
Japan Post Bank Co. Ltd.	1,700	15,183
Japan Post Holdings Co. Ltd.	2,400	22,143
Japan Tobacco, Inc.	2,800	78,169
Kao Corp.	400	17,630
KDDI Corp.	1,300	40,533
Komatsu Ltd.	800	20,708
Kyocera Corp.	900	9,128
LY Corp.	2,200	6,001
Mitsubishi Corp.	7,100	129,888
Mitsubishi Electric Corp.	3,700	65,092
Mitsubishi Estate Co. Ltd.	4,800	70,983
Mitsubishi UFJ Financial Group, Inc.	20,000	210,805
Mitsui & Co. Ltd.	3,300	67,279
Mitsui Fudosan Co. Ltd.	6,300	53,754
Mizuho Financial Group, Inc.	2,970	61,690
MS&AD Insurance Group Holdings, Inc.	1,800	39,815
Murata Manufacturing Co. Ltd.	900	15,724
Nidec Corp.	500	9,960
Nintendo Co. Ltd.	1,000	52,823
Nippon Telegraph & Telephone Corp.	55,100	53,162
Olympus Corp.	3,200	56,327
ORIX Corp.	1,900	40,033
Otsuka Holdings Co. Ltd.	600	36,246
Panasonic Holdings Corp.	9,700	79,831
Recruit Holdings Co. Ltd.	3,000	183,188
Renesas Electronics Corp.	2,100	28,136
Seven & i Holdings Co. Ltd.	1,600	23,040
Shin-Etsu Chemical Co. Ltd.	2,400	87,945
SoftBank Corp.	14,000	17,625
SoftBank Group Corp.	400	23,847
Sompo Holdings, Inc.	2,100	45,022
Sony Group Corp.	4,000	70,390
Sumitomo Corp.	2,700	56,960
Sumitomo Mitsui Financial Group, Inc.	6,200	131,530
Suzuki Motor Corp.	1,700	16,870
Takeda Pharmaceutical Co. Ltd.	1,238	34,542
Terumo Corp.	900	17,141
Shares		Value
Japan–(continued)
Tokio Marine Holdings, Inc.	2,300	$82,837
Tokyo Electron Ltd.	1,000	147,153
Toyota Industries Corp.	200	13,864
Toyota Motor Corp.	7,900	136,120
Unicharm Corp.	300	9,673
		3,378,841
Luxembourg–0.09%
ArcelorMittal S.A.	1,210	29,928
Malaysia–0.87%
CIMB Group Holdings Bhd.	26,400	47,872
IHH Healthcare Bhd.	6,200	10,261
Kuala Lumpur Kepong Bhd.	1,200	5,847
Malayan Banking Bhd.	25,500	61,068
MISC Bhd.	11,400	19,500
Petronas Chemicals Group Bhd.	5,400	6,651
Press Metal Aluminium Holdings Bhd.	7,100	7,641
Public Bank Bhd.	18,200	18,314
RHB Bank Bhd.	4,800	7,016
Telekom Malaysia Bhd.	7,700	11,400
Tenaga Nasional Bhd.	11,700	37,430
TIME dotCom Bhd.	6,000	6,664
YTL Corp. Bhd.	32,200	14,394
YTL Power International Bhd.	36,200	25,215
		279,273
Mexico–0.83%
America Movil S.A.B. de C.V., Class B	37,500	29,630
Arca Continental S.A.B. de C.V.	2,800	23,972
CEMEX S.A.B. de C.V., Series CPO	10,600	5,583
Coca-Cola FEMSA S.A.B. de C.V., Series CPO	700	5,825
Fomento Economico Mexicano S.A.B. de C.V., Series CPO	3,300	32,033
Grupo Elektra S.A.B. de C.V.(c)	165	3,422
Grupo Financiero Banorte S.A.B. de C.V., Class O	6,500	45,261
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	6,400	14,371
Grupo Mexico S.A.B. de C.V., Class B	16,400	85,805
Industrias Penoles S.A.B. de C.V.(a)	500	7,854
Wal-Mart de Mexico S.A.B. de C.V., Series V	4,173	11,474
		265,230
Netherlands–1.31%
Adyen N.V.(a)(b)	77	117,630
ASM International N.V.	26	14,521
EXOR N.V.	273	28,834
Heineken Holding N.V.	154	10,670
ING Groep N.V.	4,223	71,666
Koninklijke Ahold Delhaize N.V.	1,725	56,922
Koninklijke Philips N.V.(a)	1,390	36,569
Universal Music Group N.V.	463	11,652
Wolters Kluwer N.V.	412	69,251
		417,715
Peru–0.08%
Credicorp Ltd.	136	25,042
Philippines–0.25%
Bank of the Philippine Islands	5,290	12,995
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Advantage International Fund

Shares		Value
Philippines–(continued)
BDO Unibank, Inc.	3,540	$9,265
International Container Terminal Services, Inc.	7,740	52,599
Manila Electric Co.	750	6,319
		81,178
Poland–0.51%
Bank Polska Kasa Opieki S.A.	1,442	50,450
KGHM Polska Miedz S.A.	300	11,228
LPP S.A.	3	10,918
Powszechna Kasa Oszczednosci Bank Polski S.A.	4,480	62,246
Powszechny Zaklad Ubezpieczen S.A.	1,390	13,785
Santander Bank Polska S.A.	136	15,251
		163,878
Russia–0.00%
Sberbank of Russia PJSC(c)	9,800	0
Tatneft PJSC(c)	1,980	0
VTB Bank PJSC(a)(c)	1,943	0
		0
Singapore–0.52%
DBS Group Holdings Ltd.	1,200	34,794
Oversea-Chinese Banking Corp. Ltd.	2,700	30,977
Sea Ltd., ADR(a)	644	60,568
STMicroelectronics N.V.	360	9,789
United Overseas Bank Ltd.	1,200	29,171
		165,299
South Africa–0.69%
Absa Group Ltd.	1,024	9,814
Anglo American PLC	772	23,932
Bid Corp. Ltd.	382	9,006
Capitec Bank Holdings Ltd.	273	49,318
FirstRand Ltd.	3,134	13,770
Gold Fields Ltd.	2,970	48,978
Nedbank Group Ltd.	2,131	36,119
Sasol Ltd.	1,172	6,587
Shoprite Holdings Ltd.	627	10,829
Standard Bank Group Ltd.	845	11,634
		219,987
South Korea–2.45%
Celltrion, Inc.	324	42,601
Hyundai Motor Co.	300	46,209
KB Financial Group, Inc.	191	12,428
Kia Corp.	899	59,450
LG Energy Solution Ltd.(a)	28	8,217
NAVER Corp.	438	53,577
Samsung C&T Corp.	463	39,094
Samsung Electronics Co. Ltd.	6,905	293,193
Shinhan Financial Group Co. Ltd.	382	14,230
SK hynix, Inc.	1,645	215,353
		784,352
Spain–1.95%
Aena SME S.A.(b)	51	11,303
Amadeus IT Group S.A.	309	22,400
Banco Bilbao Vizcaya Argentaria S.A.	14,754	146,871
Banco Santander S.A.	33,036	161,394
CaixaBank S.A.	5,871	35,777
Shares		Value
Spain–(continued)
Endesa S.A.	335	$7,230
Iberdrola S.A.	4,789	71,138
Industria de Diseno Textil S.A.	1,365	77,825
Repsol S.A.	3,785	47,382
Telefonica S.A.	8,703	40,840
		622,160
Sweden–1.78%
Assa Abloy AB, Class B	1,262	39,529
Atlas Copco AB, Class A	3,425	56,524
EQT AB	695	20,164
Essity AB, Class B	386	10,908
Hexagon AB, Class B	1,004	9,387
Investor AB, Class B	3,167	89,639
Sandvik AB	1,184	23,306
Skandinaviska Enskilda Banken AB, Class A	1,674	23,642
Spotify Technology S.A.(a)	489	188,314
Svenska Handelsbanken AB, Class A	3,013	31,307
Swedbank AB, Class A	1,287	26,114
Telefonaktiebolaget LM Ericsson, Class B	1,596	13,381
Volvo AB, Class B	1,416	36,882
		569,097
Switzerland–3.86%
ABB Ltd.	2,472	137,372
DSM-Firmenich AG	489	57,987
Geberit AG	27	16,915
Givaudan S.A.	12	56,969
Lonza Group AG	51	31,382
Nestle S.A.	1,416	133,802
Novartis AG	3,759	407,875
Partners Group Holding AG	51	70,167
Schindler Holding AG, PC	51	14,842
Straumann Holding AG(a)	51	6,724
Swisscom AG	25	15,232
UBS Group AG(a)	9,373	286,701
		1,235,968
Taiwan–10.48%
Advantech Co. Ltd.	1,000	9,800
ASE Technology Holding Co. Ltd., ADR	4,747	45,381
Asia Cement Corp.	6,000	8,719
Asia Vital Components Co. Ltd.	3,000	57,470
ASML Holding N.V.	515	346,662
Asustek Computer, Inc.	1,000	17,658
Catcher Technology Co. Ltd.	5,000	36,391
Cathay Financial Holding Co. Ltd.	3,000	6,336
Chang Hwa Commercial Bank Ltd.	10,320	5,671
Cheng Shin Rubber Industry Co. Ltd.	6,000	8,618
China Steel Corp.	11,000	7,693
Chunghwa Telecom Co. Ltd., ADR	2,549	96,072
CTBC Financial Holding Co. Ltd.	41,000	45,452
Delta Electronics, Inc.	2,000	24,702
E Ink Holdings, Inc.	2,000	18,718
E.Sun Financial Holding Co. Ltd.	23,460	19,949
Evergreen Marine Corp. Taiwan Ltd.	3,800	24,077
Far Eastern New Century Corp.	21,000	24,232
Far EasTone Telecommunications Co. Ltd.	11,000	30,375
First Financial Holding Co. Ltd.	17,510	14,744
Formosa Chemicals & Fibre Corp.	13,000	15,509
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Advantage International Fund

Shares		Value
Taiwan–(continued)
Formosa Plastics Corp.	9,000	$13,198
Fubon Financial Holding Co. Ltd.	12,757	35,636
Hon Hai Precision Industry Co. Ltd.	45,000	288,438
Hua Nan Financial Holdings Co. Ltd.	21,210	16,725
KGI Financial Holding Co. Ltd.	20,000	10,305
MediaTek, Inc.	7,000	272,497
Mega Financial Holding Co. Ltd.	25,750	31,374
Nan Ya Plastics Corp.	9,000	11,596
Novatek Microelectronics Corp.	3,000	46,354
Pegatron Corp.	13,000	39,418
President Chain Store Corp.	2,000	18,364
Quanta Computer, Inc.	4,000	36,325
Radiant Opto-Electronics Corp.	1,000	6,509
Realtek Semiconductor Corp.	1,000	14,672
Shanghai Commercial & Savings Bank Ltd. (The)	7,000	8,696
SinoPac Financial Holdings Co. Ltd.	24,600	17,463
Synnex Technology International Corp.	2,000	4,393
Taiwan Cooperative Financial Holding Co. Ltd.	13,455	10,520
Taiwan High Speed Rail Corp.	10,000	9,070
Taiwan Mobile Co. Ltd.	15,000	52,867
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,107	1,354,168
TCC Group Holdings Co. Ltd.	8,000	7,947
Uni-President Enterprises Corp.	24,000	67,210
United Microelectronics Corp., ADR	5,287	36,163
Wistron Corp.	7,000	23,528
WPG Holdings Ltd.	3,000	6,816
Yageo Corp.	1,194	20,308
Yuanta Financial Holding Co. Ltd.	29,859	29,948
		3,354,737
Turkey–0.73%
Akbank T.A.S.	40,529	59,916
Aselsan Elektronik Sanayi Ve Ticaret A.S.	4,060	7,220
BIM Birlesik Magazalar A.S.	2,207	30,114
Ford Otomotiv Sanayi A.S.	300	8,569
KOC Holding A.S.	3,652	18,010
Turk Hava Yollari AO(a)	3,216	25,578
Turkiye Garanti Bankasi A.S.	2,235	6,987
Turkiye Is Bankasi A.S., Class C	87,012	29,911
Turkiye Petrol Rafinerileri A.S.	4,823	20,379
Yapi ve Kredi Bankasi A.S.	37,960	27,150
		233,834
United Kingdom–5.26%
3i Group PLC	1,313	53,843
AngloGold Ashanti PLC	1,036	28,904
Associated British Foods PLC	515	14,802
BAE Systems PLC	7,210	116,206
Barclays PLC	32,135	98,510
British American Tobacco PLC	2,781	97,249
Coca-Cola Europacific Partners PLC	129	9,804
Compass Group PLC	1,699	55,177
Shares		Value
United Kingdom–(continued)
Haleon PLC	4,995	$24,006
HSBC Holdings PLC	22,453	206,074
Imperial Brands PLC	1,390	41,948
Lloyds Banking Group PLC	144,322	99,063
NatWest Group PLC	17,250	81,735
Reckitt Benckiser Group PLC	386	23,416
RELX PLC	1,210	55,490
Rolls-Royce Holdings PLC(a)	25,208	173,945
Shell PLC	7,313	244,162
SSE PLC	1,313	29,836
Standard Chartered PLC	3,322	38,523
Tesco PLC	11,793	52,074
Unilever PLC	1,287	78,510
Vodafone Group PLC	65,531	60,938
		1,684,215
United States–5.04%
ARM Holdings PLC, ADR(a)	1,802	254,623
Atlassian Corp., Class A(a)	180	33,937
BP PLC	27,036	132,228
CRH PLC	1,287	122,693
Experian PLC	901	43,974
Ferguson Enterprises, Inc.	438	86,119
GSK PLC	8,858	159,963
Holcim AG(a)	1,004	98,594
JBS S.A.	1,300	8,098
Roche Holding AG	1,004	311,143
Sanofi S.A.	2,034	214,953
Stellantis N.V.	8,549	117,141
Swiss Re AG	232	29,623
		1,613,089
Vietnam–0.00%
Vietnam Dairy Products JSC	2	5
Total Common Stocks & Other Equity Interests (Cost $20,393,270)		24,391,556
Preferred Stocks–0.01%
Multinational–0.01%
Harambee Re Ltd., Pfd.(c)	3	1,106
Viribus Re Ltd., Pfd.(c)	29,303	1,950
Total Preferred Stocks (Cost $30,046)		3,056
Money Market Funds–20.19%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	2,261,715	2,261,715
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	4,200,310	4,200,310
Total Money Market Funds (Cost $6,462,025)		6,462,025
TOTAL INVESTMENTS IN SECURITIES—96.43% (Cost $26,885,341)		30,856,637
OTHER ASSETS LESS LIABILITIES–3.57%		1,142,316
NET ASSETS–100.00%		$31,998,953
Investment Abbreviations:
ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
PC	– Participation Certificate
Pfd.	– Preferred
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Advantage International Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $203,168, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,066,143	$5,635,735	$(4,440,163)	$-	$-	$2,261,715	$47,068
Invesco Liquid Assets Portfolio, Institutional Class	761,496	2,334,288	(3,095,850)	(120)	186	-	20,393
Invesco Treasury Portfolio, Institutional Class	1,218,450	8,341,189	(5,359,329)	-	-	4,200,310	67,134
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	309,673	(309,673)	-	-	-	461*
Invesco Private Prime Fund	-	784,443	(784,435)	-	(8)	-	1,234*
Total	$3,046,089	$17,405,328	$(13,989,450)	$(120)	$178	$6,462,025	$136,290

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
Canadian Dollar	34	December-2024	$2,448,000	$(56,690)	$(56,690)
Equity Risk
S&P/TSX 60 Index	12	December-2024	2,494,718	60,286	60,286
Total Futures Contracts				$3,596	$3,596

(a)	Futures contracts collateralized by $170,957 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.340%	Monthly	1,102	November—2024	USD	2,606,990	$—	$(68,247)	$(68,247)
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.700%	Monthly	1,070	January—2025	USD	2,531,288	—	(66,265)	(66,265)
Total — Total Return Swap Agreements									$—	$(134,512)	$(134,512)

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:
SOFR	—Secured Overnight Financing Rate
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Advantage International Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $20,423,316)	$24,394,612
Investments in affiliated money market funds, at value (Cost $6,462,025)	6,462,025
Other investments:
Variation margin receivable — futures contracts	841,872
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	170,957
Cash	74,505
Foreign currencies, at value (Cost $98,762)	97,773
Receivable for:
Fund shares sold	5,545
Dividends	158,555
Interest	854
Investment for trustee deferred compensation and retirement plans	19,451
Other assets	43,464
Total assets	32,269,613
Liabilities:
Other investments:
Swaps payable — OTC	7,850
Unrealized depreciation on swap agreements—OTC	134,512
Payable for:
Fund shares reacquired	28,074
Accrued fees to affiliates	9,969
Accrued trustees’ and officers’ fees and benefits	1,185
Accrued other operating expenses	69,619
Trustee deferred compensation and retirement plans	19,451
Total liabilities	270,660
Net assets applicable to shares outstanding	$31,998,953
Net assets consist of:
Shares of beneficial interest	$30,082,735
Distributable earnings	1,916,218
$31,998,953
Net Assets:
Class A	$15,506,071
Class C	$3,104,267
Class R	$4,384,068
Class Y	$1,213,231
Class R5	$11,065
Class R6	$7,780,251
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,378,518
Class C	289,230
Class R	395,610
Class Y	106,376
Class R5	974
Class R6	680,756
Class A:
Net asset value per share	$11.25
Maximum offering price per share (Net asset value of $11.25 ÷ 94.50%)	$11.90
Class C:
Net asset value and offering price per share	$10.73
Class R:
Net asset value and offering price per share	$11.08
Class Y:
Net asset value and offering price per share	$11.41
Class R5:
Net asset value and offering price per share	$11.36
Class R6:
Net asset value and offering price per share	$11.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco Advantage International Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$161,782
Dividends (net of foreign withholding taxes of $113,411)	940,282
Dividends from affiliated money market funds (includes net securities lending income of $69)	134,664
Foreign withholding tax claims	24,329
Total investment income	1,261,057
Expenses:
Advisory fees	156,655
Administrative services fees	4,550
Custodian fees	23,956
Distribution fees:
Class A	36,639
Class C	31,005
Class R	22,632
Transfer agent fees — A, C, R and Y	38,966
Transfer agent fees — R5	4
Transfer agent fees — R6	2,329
Trustees’ and officers’ fees and benefits	22,175
Registration and filing fees	78,011
Index review fees	75,757
Reports to shareholders	15,306
Professional services fees	97,252
Other	25,333
Total expenses	630,570
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(276,589)
Net expenses	353,981
Net investment income	907,076
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,293,804
Affiliated investment securities	178
Foreign currencies	(1,143)
Forward foreign currency contracts	(851)
Futures contracts	(778,245)
Option contracts written	(307,799)
Swap agreements	491,327
697,271
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,941,020
Affiliated investment securities	(120)
Foreign currencies	1,572
Futures contracts	49,134
Option contracts written	(19,528)
Swap agreements	(26,438)
2,945,640
Net realized and unrealized gain	3,642,911
Net increase in net assets resulting from operations	$4,549,987
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco Advantage International Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$907,076	$1,043,561
Net realized gain (loss)	697,271	(1,458,142)
Change in net unrealized appreciation	2,945,640	645,339
Net increase in net assets resulting from operations	4,549,987	230,758
Distributions to shareholders from distributable earnings:
Class A	(762,544)	—
Class C	(134,768)	—
Class R	(213,318)	—
Class Y	(88,402)	—
Class R5	(558)	—
Class R6	(367,859)	—
Total distributions from distributable earnings	(1,567,449)	—
Share transactions–net:
Class A	(373,213)	1,837,833
Class C	(63,802)	(77,550)
Class R	(105,805)	506,500
Class Y	(504,755)	(1,596,304)
Class R6	378,223	6,844,401
Net increase (decrease) in net assets resulting from share transactions	(669,352)	7,514,880
Net increase in net assets	2,313,186	7,745,638
Net assets:
Beginning of year	29,685,767	21,940,129
End of year	$31,998,953	$29,685,767
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco Advantage International Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$10.25	$0.31	$1.23	$1.54	$(0.54)	$—	$(0.54)	$11.25	15.61%(d)	$15,506	1.06%(d)	1.95%(d)	2.88%(d)	156%
Year ended 10/31/23	10.06	0.39	(0.20)	0.19	—	—	—	10.25	1.89(d)	14,417	0.83(d)	1.84(d)	3.65(d)	196
Year ended 10/31/22	13.37	0.32	(2.00)	(1.68)	(0.14)	(1.49)	(1.63)	10.06	(14.27)(d)	12,412	0.83(d)	1.87(d)	2.85(d)	157
Year ended 10/31/21	10.83	0.25	2.30	2.55	—	(0.01)	(0.01)	13.37	23.54(d)	12,502	0.87(d)	2.27(d)	1.89(d)	141
Year ended 10/31/20	10.90	0.12	(0.13)	(0.01)	—	(0.06)	(0.06)	10.83	(0.09)	9,934	0.94	1.74	1.08	238
Class C
Year ended 10/31/24	9.78	0.22	1.18	1.40	(0.45)	—	(0.45)	10.73	14.79	3,104	1.81	2.72	2.13	156
Year ended 10/31/23	9.67	0.29	(0.18)	0.11	—	—	—	9.78	1.14	2,878	1.58	2.60	2.90	196
Year ended 10/31/22	12.90	0.23	(1.93)	(1.70)	(0.04)	(1.49)	(1.53)	9.67	(14.94)	2,920	1.58	2.64	2.10	157
Year ended 10/31/21	10.52	0.14	2.25	2.39	—	(0.01)	(0.01)	12.90	22.72	3,350	1.62	3.04	1.14	141
Year ended 10/31/20	10.66	0.04	(0.12)	(0.08)	—	(0.06)	(0.06)	10.52	(0.75)	3,241	1.65	2.49	0.37	238
Class R
Year ended 10/31/24	10.10	0.28	1.21	1.49	(0.51)	—	(0.51)	11.08	15.31	4,384	1.31	2.22	2.63	156
Year ended 10/31/23	9.94	0.36	(0.20)	0.16	—	—	—	10.10	1.61	4,071	1.08	2.10	3.40	196
Year ended 10/31/22	13.23	0.29	(1.98)	(1.69)	(0.11)	(1.49)	(1.60)	9.94	(14.53)	3,521	1.08	2.14	2.60	157
Year ended 10/31/21	10.74	0.21	2.29	2.50	—	(0.01)	(0.01)	13.23	23.27	4,360	1.12	2.54	1.64	141
Year ended 10/31/20	10.83	0.09	(0.12)	(0.03)	—	(0.06)	(0.06)	10.74	(0.28)	3,607	1.14	1.99	0.88	238
Class Y
Year ended 10/31/24	10.40	0.35	1.23	1.58	(0.57)	—	(0.57)	11.41	15.81	1,213	0.79	1.72	3.15	156
Year ended 10/31/23	10.17	0.42	(0.19)	0.23	—	—	—	10.40	2.26	1,586	0.58	1.60	3.90	196
Year ended 10/31/22	13.51	0.34	(2.01)	(1.67)	(0.18)	(1.49)	(1.67)	10.17	(14.12)	3,076	0.58	1.64	3.10	157
Year ended 10/31/21	10.91	0.28	2.33	2.61	—	(0.01)	(0.01)	13.51	23.92	1,178	0.62	2.04	2.14	141
Year ended 10/31/20	10.95	0.14	(0.12)	0.02	—	(0.06)	(0.06)	10.91	0.18	890	0.71	1.49	1.31	238
Class R5
Year ended 10/31/24	10.35	0.34	1.24	1.58	(0.57)	—	(0.57)	11.36	15.88	11	0.82	1.59	3.12	156
Year ended 10/31/23	10.14	0.42	(0.21)	0.21	—	—	—	10.35	2.07	10	0.58	1.42	3.90	196
Year ended 10/31/22	13.46	0.35	(2.00)	(1.65)	(0.18)	(1.49)	(1.67)	10.14	(14.02)	10	0.58	1.47	3.10	157
Year ended 10/31/21	10.88	0.28	2.31	2.59	—	(0.01)	(0.01)	13.46	23.80	13	0.62	1.85	2.14	141
Year ended 10/31/20	10.91	0.15	(0.12)	0.03	—	(0.06)	(0.06)	10.88	0.28	11	0.66	1.47	1.36	238
Class R6
Year ended 10/31/24	10.41	0.35	1.24	1.59	(0.57)	—	(0.57)	11.43	15.89	7,780	0.82	1.59	3.12	156
Year ended 10/31/23	10.19	0.42	(0.20)	0.22	—	—	—	10.41	2.16	6,724	0.58	1.42	3.90	196
Year ended 10/31/22	13.53	0.35	(2.02)	(1.67)	(0.18)	(1.49)	(1.67)	10.19	(14.10)	1	0.58	1.47	3.10	157
Year ended 10/31/21	10.93	0.28	2.33	2.61	—	(0.01)	(0.01)	13.53	23.88	2	0.62	1.85	2.14	141
Year ended 10/31/20	10.96	0.14	(0.11)	0.03	—	(0.06)	(0.06)	10.93	0.28	2	0.68	1.47	1.34	238

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23%, 0.24%, 0.23% and 0.23% for the years ended October 31, 2024, 2023, 2022 and 2021, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11	Invesco Advantage International Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Advantage International Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
Prior to February 10, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global Multi-Asset Growth Fund (Cayman) Ltd. (the “Subsidiary”), a wholly owned and controlled subsidiary by the Fund that was organized under the laws of the Cayman Islands. Effective February 10, 2020, the Subsidiary liquidated and ceased operations. For periods prior to February 10, 2020, the Subsidiary operations were consolidated on the Financial Highlights.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
12	Invesco Advantage International Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown
13	Invesco Advantage International Fund

as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would
14	Invesco Advantage International Fund

continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s
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maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
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The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.490%
Next $500 million	0.470%
Next $4.0 billion	0.440%
Over $5.0 billion	0.420%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.49%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.18%, 1.93%, 1.43%, 0.93%, 0.93% and 0.93%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2024, the Adviser had contractually agreed, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $156,655, reimbursed fund level expenses of $74,861 and reimbursed class level expenses of $24,788, $4,915, $7,175, $2,088, $4 and $2,329 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $10,225 in front-end sales commissions from the sale of Class A shares and $0 and $1 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
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Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$516,546	$—	$516,546
Belgium	—	117,103	—	117,103
Brazil	660,102	—	—	660,102
Chile	—	75,936	—	75,936
China	605,178	2,709,389	—	3,314,567
Colombia	17,017	—	—	17,017
Czech Republic	—	8,777	—	8,777
Denmark	—	552,862	—	552,862
Finland	—	66,505	—	66,505
France	—	1,347,543	—	1,347,543
Germany	—	1,392,348	—	1,392,348
Greece	—	54,980	—	54,980
Hong Kong	—	321,870	—	321,870
Hungary	—	50,277	—	50,277
Indonesia	—	215,442	—	215,442
Italy	—	555,853	—	555,853
Japan	—	3,378,841	—	3,378,841
Luxembourg	—	29,928	—	29,928
Malaysia	—	279,273	—	279,273
Mexico	261,808	—	3,422	265,230
Multinational	—	—	3,056	3,056
Netherlands	—	417,715	—	417,715
Peru	25,042	—	—	25,042
Philippines	—	81,178	—	81,178
Poland	—	163,878	—	163,878
Russia	—	—	0	0
Singapore	60,568	104,731	—	165,299
South Africa	—	219,987	—	219,987
South Korea	—	784,352	—	784,352
Spain	—	622,160	—	622,160
Sweden	188,314	380,783	—	569,097
Switzerland	—	1,235,968	—	1,235,968
Taiwan	1,531,784	1,822,953	—	3,354,737
Turkey	—	233,834	—	233,834
United Kingdom	9,804	1,674,411	—	1,684,215
United States	296,658	1,316,431	—	1,613,089
Vietnam	—	5	—	5
Money Market Funds	6,462,025	—	—	6,462,025
Total Investments in Securities	10,118,300	20,731,859	6,478	30,856,637
Other Investments - Assets*
Futures Contracts	60,286	—	—	60,286
Other Investments - Liabilities*
Futures Contracts	(56,690)	—	—	(56,690)
Swap Agreements	—	(134,512)	—	(134,512)
	(56,690)	(134,512)	—	(191,202)
Total Other Investments	3,596	(134,512)	—	(130,916)
Total Investments	$10,121,896	$20,597,347	$6,478	$30,725,721

*	Unrealized appreciation (depreciation).
18	Invesco Advantage International Fund

NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$60,286
Derivatives not subject to master netting agreements	(60,286)
Total Derivative Assets subject to master netting agreements	$—

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(56,690)	$—	$(56,690)
Unrealized depreciation on swap agreements — OTC	—	(134,512)	(134,512)
Total Derivative Liabilities	(56,690)	(134,512)	(191,202)
Derivatives not subject to master netting agreements	56,690	—	56,690
Total Derivative Liabilities subject to master netting agreements	$—	$(134,512)	$(134,512)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2024.
	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$(142,362)	$(142,362)	$—	$—	$(142,362)
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(851)	$-	$(851)
Futures contracts	(30,231)	(748,014)	(778,245)
Options written	-	(307,799)	(307,799)
Swap agreements	-	491,327	491,327
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	748	48,386	49,134
Options written	-	(19,528)	(19,528)
Swap agreements	-	(26,438)	(26,438)
Total	$(30,334)	$(562,066)	$(592,400)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Index Options Written	Swap Agreements
Average notional value	$51,356	$6,752,116	$10,264,333	$3,795,798
Average contracts	—	—	61	—
19	Invesco Advantage International Fund

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,774.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$1,567,449	$—

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$1,309,276
Net unrealized appreciation — investments	3,640,786
Net unrealized appreciation (depreciation) — foreign currencies	(2,660)
Temporary book/tax differences	(14,029)
Capital loss carryforward	(3,017,155)
Shares of beneficial interest	30,082,735
Total net assets	$31,998,953
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$967,011	$2,050,144	$3,017,155
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $40,035,883 and $42,400,021, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,512,734
Aggregate unrealized (depreciation) of investments	(871,948)
Net unrealized appreciation of investments	$3,640,786
Cost of investments for tax purposes is $27,084,935.
20	Invesco Advantage International Fund

NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and derivative instruments, on October 31, 2024, undistributed net investment income was increased by $489,090, undistributed net realized gain (loss) was decreased by $486,804 and shares of beneficial interest was decreased by $2,286. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	193,328	$2,106,388	408,886	$4,344,778
Class C	49,139	511,583	67,888	689,747
Class R	70,107	751,718	109,216	1,142,005
Class Y	51,549	572,902	108,903	1,171,806
Class R6	62,240	690,174	755,173	8,027,473
Issued as reinvestment of dividends:
Class A	72,759	741,416	-	-
Class C	13,510	132,132	-	-
Class R	21,205	213,318	-	-
Class Y	6,344	65,412	-	-
Class R6	35,577	367,514	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	9,538	102,496	6,941	73,067
Class C	(9,959)	(102,496)	(7,243)	(73,067)
Reacquired:
Class A	(303,613)	(3,323,513)	(242,799)	(2,580,012)
Class C	(57,646)	(605,021)	(68,377)	(694,230)
Class R	(98,772)	(1,070,841)	(60,313)	(635,505)
Class Y	(104,061)	(1,143,069)	(258,690)	(2,768,110)
Class R6	(63,195)	(679,465)	(109,179)	(1,183,072)
Net increase (decrease) in share activity	(51,950)	$(669,352)	710,406	$7,514,880

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
21	Invesco Advantage International Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Advantage International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Advantage International Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent, insurance companies and brokers; when replies were not received from insurance companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
22	Invesco Advantage International Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Advantage International Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex-USA Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s
23	Invesco Advantage International Fund

performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that, prior to November 18, 2019, the Fund was sub-advised by Barings. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board considered that the Fund’s factor-driven investment process results in lower equity beta relative to peers, and that the Fund’s exposure to low volatility stocks and its options-based defensive positioning led to underperformance in the recent rising equity markets. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared in 2020 and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also noted that the Fund’s actual management fee rate was 0.00% due to expense limits and/or waivers, which was below the median actual management fee rate of its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided
24	Invesco Advantage International Fund

to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
25	Invesco Advantage International Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	46.49%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	6.55%
Qualified Business Income*	0.00%
Business Interest Income*	5.25%
Foreign Taxes	$0.0375	per share
Foreign Source Income	$0.3675	per share
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
26	Invesco Advantage International Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
27	Invesco Advantage International Fund

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLMAG-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco EQV Asia Pacific Equity Fund
Nasdaq:
A: ASIAX ■ C: ASICX ■ Y: ASIYX ■ R6: ASISX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–97.87%
Australia–5.05%
Aristocrat Leisure Ltd.	334,848	$13,474,158
CSL Ltd.	35,915	6,743,228
		20,217,386
China–23.46%
Airtac International Group	406,000	11,238,052
China Mengniu Dairy Co. Ltd.	2,399,000	5,372,462
China Resources Beer (Holdings) Co. Ltd.	1,746,000	6,467,697
Fuyao Glass Industry Group Co. Ltd., H Shares(a)	1,640,400	11,603,526
New Oriental Education & Technology Group, Inc.	297,600	1,862,397
Shenzhen Inovance Technology Co. Ltd., A Shares	860,600	6,719,451
Sunresin New Materials Co. Ltd., A Shares	493,587	3,391,511
Tencent Holdings Ltd.	412,700	21,519,040
Tongcheng Travel Holdings Ltd.(a)	5,489,600	12,419,837
Trip.com Group Ltd.(b)	103,900	6,686,430
Wuliangye Yibin Co. Ltd., A Shares	324,438	6,698,783
		93,979,186
Hong Kong–5.05%
AIA Group Ltd.	1,033,000	8,152,765
Techtronic Industries Co. Ltd.	834,500	12,071,414
		20,224,179
India–10.85%
Cyient Ltd.	135,754	2,951,554
Emami Ltd.	1,028,644	8,585,121
HDFC Bank Ltd., ADR	262,836	16,566,553
MakeMyTrip Ltd.(b)(c)	45,599	4,627,842
SBI Life Insurance Co. Ltd.(a)	557,318	10,729,912
		43,460,982
Indonesia–9.81%
PT Bank Central Asia Tbk	14,588,600	9,511,461
PT Bank Rakyat Indonesia (Persero) Tbk	15,849,500	4,831,783
PT Kalbe Farma Tbk	91,271,900	9,404,223
PT Mitra Keluarga Karyasehat Tbk(a)	51,572,600	8,895,357
PT Pakuwon Jati Tbk	218,979,500	6,664,555
		39,307,379
Macau–0.94%
Galaxy Entertainment Group Ltd.	846,000	3,765,188
Malaysia–5.06%
Bursa Malaysia Bhd.	3,480,350	7,171,261
Heineken Malaysia Bhd.	1,574,800	8,159,229
KPJ Healthcare Bhd.	10,425,200	4,951,310
		20,281,800
New Zealand–1.96%
Auckland International Airport Ltd.	745,564	3,253,296
Freightways Group Ltd.	734,490	4,604,598
		7,857,894
Shares		Value
Philippines–7.34%
BDO Unibank, Inc.	4,692,158	$12,280,231
SM Investments Corp.	506,436	8,166,080
SM Prime Holdings, Inc.	17,029,000	8,956,959
		29,403,270
Singapore–2.15%
United Overseas Bank Ltd.	354,400	8,615,123
South Korea–4.31%
LEENO Industrial, Inc.	20,732	2,701,282
Samsung Electronics Co. Ltd.	272,433	11,567,774
Tokai Carbon Korea Co. Ltd.	49,143	3,011,234
		17,280,290
Taiwan–12.29%
ASPEED Technology, Inc.	25,000	3,170,177
MediaTek, Inc.	270,000	10,510,605
Taiwan Semiconductor Manufacturing Co. Ltd.	1,039,464	32,597,052
Visual Photonics Epitaxy Co. Ltd.	683,000	2,941,459
		49,219,293
Thailand–6.08%
Bangkok Dusit Medical Services PCL, Foreign Shares	9,953,000	8,182,097
Central Pattana PCL, Foreign Shares	6,475,300	11,985,745
Humanica PCL, Foreign Shares	12,927,200	4,167,557
		24,335,399
United States–3.52%
Broadcom, Inc.	83,148	14,116,036
Total Common Stocks & Other Equity Interests (Cost $269,305,922)		392,063,405
Money Market Funds–2.30%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	3,224,755	3,224,755
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	6,011,717	6,011,717
Total Money Market Funds (Cost $9,236,472)		9,236,472
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.17% (Cost $278,542,394)		401,299,877
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.12%
Invesco Private Government Fund, 4.84%(d)(e)(f)	1,239,365	1,239,365
Invesco Private Prime Fund, 4.99%(d)(e)(f)	3,231,716	3,232,685
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,472,050)		4,472,050
TOTAL INVESTMENTS IN SECURITIES—101.29% (Cost $283,014,444)		405,771,927
OTHER ASSETS LESS LIABILITIES–(1.29)%		(5,182,722)
NET ASSETS–100.00%		$400,589,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco EQV Asia Pacific Equity Fund

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $43,648,632, which represented 10.90% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,163,086	$37,036,558	$(36,974,889)	$-	$-	$3,224,755	$199,126
Invesco Liquid Assets Portfolio, Institutional Class	2,282,532	21,455,532	(23,737,765)	(1,487)	1,188	-	100,944
Invesco Treasury Portfolio, Institutional Class	3,614,956	50,691,659	(48,294,898)	-	-	6,011,717	271,119
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	947,423	28,175,984	(27,884,042)	-	-	1,239,365	69,380*
Invesco Private Prime Fund	2,436,851	63,508,704	(62,713,233)	-	363	3,232,685	187,360*
Total	$12,444,848	$200,868,437	$(199,604,827)	$(1,487)	$1,551	$13,708,522	$827,929

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco EQV Asia Pacific Equity Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $269,305,922)*	$392,063,405
Investments in affiliated money market funds, at value (Cost $13,708,522)	13,708,522
Foreign currencies, at value (Cost $518,701)	518,412
Receivable for:
Investments sold	549
Fund shares sold	84,417
Dividends	106,532
Investment for trustee deferred compensation and retirement plans	110,241
Other assets	34,407
Total assets	406,626,485
Liabilities:
Payable for:
Fund shares reacquired	133,408
Accrued foreign taxes	944,314
Collateral upon return of securities loaned	4,472,050
Accrued fees to affiliates	260,437
Accrued trustees’ and officers’ fees and benefits	1,373
Accrued other operating expenses	109,228
Trustee deferred compensation and retirement plans	116,470
Total liabilities	6,037,280
Net assets applicable to shares outstanding	$400,589,205
Net assets consist of:
Shares of beneficial interest	$247,933,250
Distributable earnings	152,655,955
$400,589,205
Net Assets:
Class A	$299,432,625
Class C	$5,167,228
Class Y	$83,410,911
Class R6	$12,578,441
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,855,839
Class C	194,120
Class Y	2,737,285
Class R6	413,416
Class A:
Net asset value per share	$30.38
Maximum offering price per share (Net asset value of $30.38 ÷ 94.50%)	$32.15
Class C:
Net asset value and offering price per share	$26.62
Class Y:
Net asset value and offering price per share	$30.47
Class R6:
Net asset value and offering price per share	$30.43

*	At October 31, 2024, security with a value of $4,375,538 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco EQV Asia Pacific Equity Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $782,980)	$7,680,736
Dividends from affiliated money market funds (includes net securities lending income of $6,567)	577,756
Total investment income	8,258,492
Expenses:
Advisory fees	3,751,817
Administrative services fees	56,406
Custodian fees	96,052
Distribution fees:
Class A	742,584
Class C	54,855
Transfer agent fees — A, C and Y	850,456
Transfer agent fees — R6	5,008
Trustees’ and officers’ fees and benefits	26,236
Registration and filing fees	63,644
Reports to shareholders	153,668
Professional services fees	74,101
Other	14,964
Total expenses	5,889,791
Less: Fees waived and/or expense offset arrangement(s)	(28,586)
Net expenses	5,861,205
Net investment income	2,397,287
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $195,198)	31,106,377
Affiliated investment securities	1,551
Foreign currencies	(115,665)
30,992,263
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $405,223)	43,955,955
Affiliated investment securities	(1,487)
Foreign currencies	(3,017)
43,951,451
Net realized and unrealized gain	74,943,714
Net increase in net assets resulting from operations	$77,341,001
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco EQV Asia Pacific Equity Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$2,397,287	$4,671,367
Net realized gain	30,992,263	7,701,713
Change in net unrealized appreciation	43,951,451	38,777,087
Net increase in net assets resulting from operations	77,341,001	51,150,167
Distributions to shareholders from distributable earnings:
Class A	(8,556,752)	(23,019,545)
Class C	(121,876)	(689,858)
Class Y	(2,933,225)	(9,157,836)
Class R6	(619,767)	(1,652,040)
Total distributions from distributable earnings	(12,231,620)	(34,519,279)
Share transactions–net:
Class A	(41,934,635)	(11,959,783)
Class C	(1,734,382)	(3,328,057)
Class Y	(32,613,271)	(25,793,836)
Class R6	(11,425,653)	519,455
Net increase (decrease) in net assets resulting from share transactions	(87,707,941)	(40,562,221)
Net increase (decrease) in net assets	(22,598,560)	(23,931,333)
Net assets:
Beginning of year	423,187,765	447,119,098
End of year	$400,589,205	$423,187,765
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco EQV Asia Pacific Equity Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$25.87	$0.15	$5.13	$5.28	$(0.26)	$(0.51)	$(0.77)	$30.38	20.85%	$299,433	1.51%	1.51%	0.53%	15%
Year ended 10/31/23	25.07	0.24	2.56	2.80	(0.16)	(1.84)	(2.00)	25.87	10.66	293,668	1.44	1.45	0.87	16
Year ended 10/31/22	36.69	0.17	(9.22)	(9.05)	(0.07)	(2.50)	(2.57)	25.07	(26.39)	295,255	1.45	1.45	0.53	13
Year ended 10/31/21	36.20	0.07	3.23	3.30	(0.10)	(2.71)	(2.81)	36.69	8.97	447,947	1.38	1.38	0.17	15
Year ended 10/31/20	33.15	0.13	5.12	5.25	(0.35)	(1.85)	(2.20)	36.20	16.67	438,473	1.44	1.45	0.40	27
Class C
Year ended 10/31/24	22.67	(0.05)	4.51	4.46	—	(0.51)	(0.51)	26.62	19.97	5,167	2.26	2.26	(0.22)	15
Year ended 10/31/23	22.19	0.03	2.29	2.32	—	(1.84)	(1.84)	22.67	9.85	6,022	2.19	2.20	0.12	16
Year ended 10/31/22	32.94	(0.06)	(8.19)	(8.25)	—	(2.50)	(2.50)	22.19	(26.94)	8,847	2.20	2.20	(0.22)	13
Year ended 10/31/21	32.90	(0.20)	2.95	2.75	—	(2.71)	(2.71)	32.94	8.16	15,631	2.13	2.13	(0.58)	15
Year ended 10/31/20	30.25	(0.10)	4.65	4.55	(0.05)	(1.85)	(1.90)	32.90	15.78	23,167	2.19	2.20	(0.35)	27
Class Y
Year ended 10/31/24	25.95	0.22	5.15	5.37	(0.34)	(0.51)	(0.85)	30.47	21.17	83,411	1.26	1.26	0.78	15
Year ended 10/31/23	25.15	0.32	2.57	2.89	(0.25)	(1.84)	(2.09)	25.95	10.94	102,149	1.19	1.20	1.12	16
Year ended 10/31/22	36.83	0.24	(9.25)	(9.01)	(0.17)	(2.50)	(2.67)	25.15	(26.24)	122,929	1.20	1.20	0.78	13
Year ended 10/31/21	36.31	0.16	3.25	3.41	(0.18)	(2.71)	(2.89)	36.83	9.28	167,045	1.13	1.13	0.42	15
Year ended 10/31/20	33.25	0.21	5.13	5.34	(0.43)	(1.85)	(2.28)	36.31	16.95	154,378	1.19	1.20	0.65	27
Class R6
Year ended 10/31/24	25.92	0.27	5.14	5.41	(0.39)	(0.51)	(0.90)	30.43	21.39	12,578	1.07	1.07	0.97	15
Year ended 10/31/23	25.13	0.36	2.57	2.93	(0.30)	(1.84)	(2.14)	25.92	11.13	21,349	1.03	1.04	1.28	16
Year ended 10/31/22	36.83	0.31	(9.28)	(8.97)	(0.23)	(2.50)	(2.73)	25.13	(26.16)	20,088	1.03	1.03	0.95	13
Year ended 10/31/21	36.32	0.22	3.25	3.47	(0.25)	(2.71)	(2.96)	36.83	9.44	92,813	0.97	0.97	0.58	15
Year ended 10/31/20	33.27	0.28	5.12	5.40	(0.50)	(1.85)	(2.35)	36.32	17.16	107,226	0.99	1.00	0.85	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco EQV Asia Pacific Equity Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco EQV Asia Pacific Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
 The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8	Invesco EQV Asia Pacific Equity Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner
9	Invesco EQV Asia Pacific Equity Fund

consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks - Investing in a single-country or region mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries or regions.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
10	Invesco EQV Asia Pacific Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Amount over $10 billion	0.760%
Effective on or about February 21, 2025, the Fund will accrue daily and pay monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.870%
Next $1 billion	0.820%
Next $49 billion	0.770%
Over $51 billion	0.760%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.93%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.25%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $11,791.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Effective on or about February 21, 2025, the Plans will be replaced with reimbursement styled Plans. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $26,496 in front-end sales commissions from the sale of Class A shares and $323 and $1,257 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $633 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily
11	Invesco EQV Asia Pacific Equity Fund

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$20,217,386	$—	$20,217,386
China	—	93,979,186	—	93,979,186
Hong Kong	—	20,224,179	—	20,224,179
India	21,194,395	22,266,587	—	43,460,982
Indonesia	—	39,307,379	—	39,307,379
Macau	—	3,765,188	—	3,765,188
Malaysia	—	20,281,800	—	20,281,800
New Zealand	—	7,857,894	—	7,857,894
Philippines	—	29,403,270	—	29,403,270
Singapore	—	8,615,123	—	8,615,123
South Korea	—	17,280,290	—	17,280,290
Taiwan	—	49,219,293	—	49,219,293
Thailand	—	24,335,399	—	24,335,399
United States	14,116,036	—	—	14,116,036
Money Market Funds	9,236,472	4,472,050	—	13,708,522
Total Investments	$44,546,903	$361,225,024	$—	$405,771,927
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,795.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$4,393,471	$3,201,721
Long-term capital gain	7,838,149	31,317,558
Total distributions	$12,231,620	$34,519,279

*	Includes short-term capital gain distributions, if any.

12	Invesco EQV Asia Pacific Equity Fund

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$3,109,795
Undistributed long-term capital gain	27,816,302
Net unrealized appreciation — investments	121,805,350
Net unrealized appreciation (depreciation) — foreign currencies	(3,151)
Temporary book/tax differences	(72,341)
Shares of beneficial interest	247,933,250
Total net assets	$400,589,205
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $59,299,712 and $157,704,828, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$132,301,045
Aggregate unrealized (depreciation) of investments	(10,495,695)
Net unrealized appreciation of investments	$121,805,350
Cost of investments for tax purposes is $283,966,577.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on October 31, 2024, undistributed net investment income was decreased by $310,863, undistributed net realized gain was decreased by $2,082,140 and shares of beneficial interest was increased by $2,393,003. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	381,255	$10,629,578	695,630	$19,794,347
Class C	34,197	844,803	75,545	1,892,280
Class Y	638,799	17,894,179	1,480,206	42,272,526
Class R6	100,377	2,776,226	379,927	10,612,533
Issued as reinvestment of dividends:
Class A	298,999	7,905,526	769,158	21,290,293
Class C	4,860	113,343	26,435	645,553
Class Y	82,596	2,185,488	248,393	6,882,957
Class R6	13,968	368,467	36,539	1,009,929
Automatic conversion of Class C shares to Class A shares:
Class A	27,725	776,339	55,168	1,553,764
Class C	(31,550)	(776,339)	(62,693)	(1,553,764)
13	Invesco EQV Asia Pacific Equity Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(2,205,271)	$(61,246,078)	(1,945,232)	$(54,598,187)
Class C	(79,044)	(1,916,189)	(172,253)	(4,312,126)
Class Y	(1,920,488)	(52,692,938)	(2,679,555)	(74,949,319)
Class R6	(524,696)	(14,570,346)	(392,057)	(11,103,007)
Net increase (decrease) in share activity	(3,178,273)	$(87,707,941)	(1,484,789)	$(40,562,221)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
NOTE 11—Subsequent Event
At the meeting held September 9-11, 2024, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Greater China Fund (the “Target Fund”) in exchange for shares of the Fund.
The reorganization is expected to be consummated at the close of business on or about February 21, 2025. The Fund will launch Class R Shares to coincide with the reorganization. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
14	Invesco EQV Asia Pacific Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV Asia Pacific Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV Asia Pacific Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco EQV Asia Pacific Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV Asia Pacific Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.	Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI All Country Asia Pacific ex-Japan Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.
16	Invesco EQV Asia Pacific Equity Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees, contractual management fees, and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.  The Board requested and considered additional information from management regarding the Fund’s actual and contractual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers.  As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.   The Board acknowledged limitations regarding the Broadridge data, in particular that the Fund is an all-cap product in a peer group which includes several giant- and large-cap products.  The Board also considered information provided by management in response to follow-up requests for information submitted by the independent Trustees to management regarding how the Fund’s actual and contractual management fees compare to other similar funds not included in the expense group.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending
17	Invesco EQV Asia Pacific Equity Fund

services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco EQV Asia Pacific Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,231,149
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	16.22%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0606	per share
Foreign Source Income	$0.6156	per share
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco EQV Asia Pacific Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco EQV Asia Pacific Equity Fund

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SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	APG-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco EQV European Equity Fund
Nasdaq:
A: AEDAX ■ C: AEDCX ■ R: AEDRX ■ Y: AEDYX ■ Investor: EGINX ■ R6: AEGSX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–99.66%
China–1.84%
Prosus N.V.	197,161	$8,314,152
Denmark–5.39%
Coloplast A/S, Class B	51,687	6,473,827
Novo Nordisk A/S, Class B	159,005	17,834,794
		24,308,621
France–19.46%
Air Liquide S.A.	48,568	8,708,304
Arkema S.A.	46,755	4,120,149
Bollore SE	1,747,154	10,907,437
Capgemini SE	37,959	6,585,157
Edenred SE	130,594	4,223,756
Kaufman & Broad S.A.	142,603	5,281,705
LVMH Moet Hennessy Louis Vuitton SE	15,191	10,112,958
Pernod Ricard S.A.	48,398	6,038,548
Publicis Groupe S.A.	98,391	10,457,323
Schneider Electric SE	41,407	10,726,427
TotalEnergies SE	169,368	10,628,798
		87,790,562
Germany–6.33%
CTS Eventim AG & Co. KGaA	42,667	4,480,681
Deutsche Boerse AG	57,643	13,389,216
Deutsche Telekom AG	162,848	4,923,467
flatexDEGIRO AG	392,999	5,773,160
		28,566,524
Hungary–2.51%
Richter Gedeon Nyrt	391,235	11,307,739
Ireland–2.72%
Flutter Entertainment PLC(a)	23,792	5,538,064
Kingspan Group PLC	76,062	6,716,800
		12,254,864
Israel–1.51%
Teva Pharmaceutical Industries Ltd., ADR(a)	370,457	6,831,227
Italy–5.59%
Amplifon S.p.A.	133,713	3,735,148
Danieli & C. Officine Meccaniche S.p.A., RSP	232,401	4,697,859
FinecoBank Banca Fineco S.p.A.	554,924	8,858,881
Technogym S.p.A.(b)	735,569	7,929,386
		25,221,274
Netherlands–4.17%
Aalberts N.V.	80,788	2,915,259
Heineken Holding N.V.	95,490	6,616,320
Wolters Kluwer N.V.	55,200	9,278,213
		18,809,792
Poland–0.90%
Allegro.eu S.A.(a)(b)	461,985	4,065,249
Shares		Value
Russia–0.00%
Sberbank of Russia PJSC, Preference Shares(a)(c)	11,172,332	$11
Singapore–1.14%
STMicroelectronics N.V.	189,876	5,161,290
Spain–1.15%
Construcciones y Auxiliar de Ferrocarriles S.A.	130,908	5,178,584
Sweden–5.41%
Investor AB, Class B	577,021	16,332,034
Lifco AB, Class B	114,223	3,408,175
Svenska Handelsbanken AB, Class A	450,590	4,681,919
		24,422,128
Switzerland–4.67%
Cie Financiere Richemont S.A.	39,766	5,789,944
Nestle S.A.	124,601	11,773,873
SGS S.A.	33,078	3,501,860
		21,065,677
Taiwan–2.32%
ASML Holding N.V.	15,586	10,491,420
United Kingdom–26.04%
Ashtead Group PLC	119,626	8,948,943
BAE Systems PLC	469,231	7,562,742
Clarkson PLC	109,895	4,999,705
DCC PLC	142,929	9,042,270
Diploma PLC	176,441	9,699,618
Haleon PLC	2,358,270	11,334,006
IG Group Holdings PLC	1,083,871	12,541,076
London Stock Exchange Group PLC	58,652	7,949,449
RELX PLC	336,777	15,444,489
Rentokil Initial PLC	1,221,165	6,125,086
Savills PLC	420,248	5,824,812
Serco Group PLC	3,182,769	7,191,497
Shell PLC	325,054	10,852,686
		117,516,379
United States–8.51%
CRH PLC	126,392	12,061,589
ICON PLC(a)	38,822	8,622,754
Linde PLC	6,986	3,186,664
Roche Holding AG	34,216	10,603,655
Signify N.V.	159,579	3,907,234
		38,381,896
Total Common Stocks & Other Equity Interests (Cost $324,959,296)		449,687,389
Money Market Funds–0.19%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	296,418	296,418
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco EQV European Equity Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	550,091	$550,091
Total Money Market Funds (Cost $846,509)		846,509
TOTAL INVESTMENTS IN SECURITIES—99.85% (Cost $325,805,805)		450,533,898
OTHER ASSETS LESS LIABILITIES–0.15%		697,824
NET ASSETS–100.00%		$451,231,722
Investment Abbreviations:
ADR	– American Depositary Receipt
RSP	– Registered Savings Plan Shares
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2024 was $11,994,635, which represented 2.66% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,482,381	$30,662,555	$(33,848,518)	$-	$-	$296,418	$116,467
Invesco Liquid Assets Portfolio, Institutional Class	2,486,867	17,731,757	(20,218,771)	(388)	535	-	74,780
Invesco Treasury Portfolio, Institutional Class	3,979,864	40,931,266	(44,361,039)	-	-	550,091	142,896
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	17,867,804	(17,867,804)	-	-	-	41,310*
Invesco Private Prime Fund	-	45,780,490	(45,779,277)	-	(1,213)	-	110,132*
Total	$9,949,112	$152,973,872	$(162,075,409)	$(388)	$(678)	$846,509	$485,585

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco EQV European Equity Fund

Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $324,959,296)	$449,687,389
Investments in affiliated money market funds, at value (Cost $846,509)	846,509
Foreign currencies, at value (Cost $725,327)	722,612
Receivable for:
Investments sold	4,860
Fund shares sold	33,707
Dividends	1,448,051
Investment for trustee deferred compensation and retirement plans	181,633
Other assets	44,142
Total assets	452,968,903
Liabilities:
Payable for:
Fund shares reacquired	184,228
Accrued fees to affiliates	227,358
Accrued trustees’ and officers’ fees and benefits	1,392
Accrued other operating expenses	73,491
IRS closing agreement fees for foreign withholding tax claims	1,059,000
Trustee deferred compensation and retirement plans	191,712
Total liabilities	1,737,181
Net assets applicable to shares outstanding	$451,231,722
Net assets consist of:
Shares of beneficial interest	$302,509,487
Distributable earnings	148,722,235
$451,231,722
Net Assets:
Class A	$232,444,707
Class C	$4,484,961
Class R	$3,716,687
Class Y	$116,331,011
Investor Class	$90,032,550
Class R6	$4,221,806
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,384,157
Class C	135,155
Class R	102,652
Class Y	3,189,339
Investor Class	2,480,467
Class R6	115,817
Class A:
Net asset value per share	$36.41
Maximum offering price per share (Net asset value of $36.41 ÷ 94.50%)	$38.53
Class C:
Net asset value and offering price per share	$33.18
Class R:
Net asset value and offering price per share	$36.21
Class Y:
Net asset value and offering price per share	$36.47
Investor Class:
Net asset value and offering price per share	$36.30
Class R6:
Net asset value and offering price per share	$36.45
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco EQV European Equity Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$612,628
Dividends (net of foreign withholding taxes of $1,350,617)	9,944,743
Dividends from affiliated money market funds (includes net securities lending income of $40,728)	374,871
Foreign withholding tax claims	3,540,152
Less: IRS closing agreement fees for foreign withholding tax claims	(1,059,000)
Total investment income	13,413,394
Expenses:
Advisory fees	4,438,223
Administrative services fees	68,032
Custodian fees	39,190
Distribution fees:
Class A	611,933
Class C	55,787
Class R	20,995
Investor Class	160,644
Transfer agent fees — A, C, R, Y and Investor	781,278
Transfer agent fees — R6	977
Trustees’ and officers’ fees and benefits	24,796
Registration and filing fees	81,452
Reports to shareholders	116,482
Professional services fees	84,890
Other	25,764
Total expenses	6,510,443
Less: Fees waived and/or expense offset arrangement(s)	(30,147)
Net expenses	6,480,296
Net investment income	6,933,098
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	31,568,812
Affiliated investment securities	(678)
Foreign currencies	579,521
32,147,655
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	56,334,726
Affiliated investment securities	(388)
Foreign currencies	(314,521)
56,019,817
Net realized and unrealized gain	88,167,472
Net increase in net assets resulting from operations	$95,100,570
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco EQV European Equity Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$6,933,098	$8,254,956
Net realized gain	32,147,655	6,456,831
Change in net unrealized appreciation	56,019,817	61,228,564
Net increase in net assets resulting from operations	95,100,570	75,940,351
Distributions to shareholders from distributable earnings:
Class A	(6,273,441)	(16,195,024)
Class C	(114,974)	(706,223)
Class R	(93,038)	(361,560)
Class Y	(3,858,775)	(13,444,757)
Investor Class	(2,501,041)	(6,257,365)
Class R6	(85,881)	(236,728)
Total distributions from distributable earnings	(12,927,150)	(37,201,657)
Share transactions–net:
Class A	(25,785,095)	(10,971,543)
Class C	(2,522,687)	(3,605,168)
Class R	(560,888)	(1,450,755)
Class Y	(34,469,201)	(89,026,999)
Investor Class	(9,339,904)	(2,900,719)
Class R6	1,167,175	(639,545)
Net increase (decrease) in net assets resulting from share transactions	(71,510,600)	(108,594,729)
Net increase (decrease) in net assets	10,662,820	(69,856,035)
Net assets:
Beginning of year	440,568,902	510,424,937
End of year	$451,231,722	$440,568,902
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco EQV European Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$30.64	$0.50	$6.17	$6.67	$(0.52)	$(0.38)	$(0.90)	$36.41	21.96%	$232,445	1.42%	1.42%	1.37%	19%
Year ended 10/31/23	28.86	0.49 (d)	3.53	4.02	(0.01)	(2.23)	(2.24)	30.64	14.18	217,328	1.42	1.42	1.52 (d)	17
Year ended 10/31/22	45.47	0.46	(13.20)	(12.74)	(1.04)	(2.83)	(3.87)	28.86	(30.38)	213,529	1.37	1.37	1.32	24
Year ended 10/31/21	33.73	0.44	11.81	12.25	(0.51)	—	(0.51)	45.47	36.58	359,154	1.35	1.35	1.02	18
Year ended 10/31/20	38.76	0.30	(4.31)	(4.01)	(1.02)	—	(1.02)	33.73	(10.74)	287,960	1.36	1.37	0.84	27
Class C
Year ended 10/31/24	27.93	0.20	5.64	5.84	(0.21)	(0.38)	(0.59)	33.18	21.01	4,485	2.17	2.17	0.62	19
Year ended 10/31/23	26.66	0.23 (d)	3.27	3.50	—	(2.23)	(2.23)	27.93	13.33	5,925	2.17	2.17	0.77 (d)	17
Year ended 10/31/22	42.22	0.18	(12.24)	(12.06)	(0.67)	(2.83)	(3.50)	26.66	(30.89)	8,844	2.12	2.12	0.57	24
Year ended 10/31/21	31.31	0.11	11.00	11.11	(0.20)	—	(0.20)	42.22	35.56	20,596	2.10	2.10	0.27	18
Year ended 10/31/20	35.97	0.03	(4.04)	(4.01)	(0.65)	—	(0.65)	31.31	(11.43)	22,166	2.11	2.12	0.09	27
Class R
Year ended 10/31/24	30.46	0.40	6.15	6.55	(0.42)	(0.38)	(0.80)	36.21	21.66	3,717	1.67	1.67	1.12	19
Year ended 10/31/23	28.76	0.41 (d)	3.52	3.93	—	(2.23)	(2.23)	30.46	13.89	3,571	1.67	1.67	1.27 (d)	17
Year ended 10/31/22	45.29	0.37	(13.15)	(12.78)	(0.92)	(2.83)	(3.75)	28.76	(30.53)	4,661	1.62	1.62	1.07	24
Year ended 10/31/21	33.59	0.33	11.78	12.11	(0.41)	—	(0.41)	45.29	36.25	7,420	1.60	1.60	0.77	18
Year ended 10/31/20	38.59	0.21	(4.32)	(4.11)	(0.89)	—	(0.89)	33.59	(10.98)	6,092	1.61	1.62	0.59	27
Class Y
Year ended 10/31/24	30.70	0.59	6.17	6.76	(0.61)	(0.38)	(0.99)	36.47	22.22	116,331	1.17	1.17	1.62	19
Year ended 10/31/23	28.93	0.58 (d)	3.53	4.11	(0.11)	(2.23)	(2.34)	30.70	14.47	127,534	1.17	1.17	1.77 (d)	17
Year ended 10/31/22	45.58	0.56	(13.23)	(12.67)	(1.15)	(2.83)	(3.98)	28.93	(30.21)	199,354	1.12	1.12	1.57	24
Year ended 10/31/21	33.81	0.54	11.84	12.38	(0.61)	—	(0.61)	45.58	36.93	628,317	1.10	1.10	1.27	18
Year ended 10/31/20	38.85	0.39	(4.31)	(3.92)	(1.12)	—	(1.12)	33.81	(10.51)	524,899	1.11	1.12	1.09	27
Investor Class
Year ended 10/31/24	30.55	0.52	6.16	6.68	(0.55)	(0.38)	(0.93)	36.30	22.07 (e)	90,033	1.34 (e)	1.34 (e)	1.45 (e)	19
Year ended 10/31/23	28.78	0.52 (d)	3.52	4.04	(0.04)	(2.23)	(2.27)	30.55	14.29 (e)	83,597	1.33 (e)	1.33 (e)	1.61 (d)(e)	17
Year ended 10/31/22	45.37	0.48	(13.16)	(12.68)	(1.08)	(2.83)	(3.91)	28.78	(30.33)(e)	80,989	1.30 (e)	1.30 (e)	1.39 (e)	24
Year ended 10/31/21	33.65	0.48	11.79	12.27	(0.55)	—	(0.55)	45.37	36.73 (e)	128,214	1.24 (e)	1.24 (e)	1.13 (e)	18
Year ended 10/31/20	38.67	0.33	(4.31)	(3.98)	(1.04)	—	(1.04)	33.65	(10.68)(e)	103,954	1.27 (e)	1.28 (e)	0.93 (e)	27
Class R6
Year ended 10/31/24	30.68	0.64	6.17	6.81	(0.66)	(0.38)	(1.04)	36.45	22.41	4,222	1.04	1.04	1.75	19
Year ended 10/31/23	28.93	0.62 (d)	3.53	4.15	(0.17)	(2.23)	(2.40)	30.68	14.63	2,613	1.04	1.04	1.90 (d)	17
Year ended 10/31/22	45.58	0.60	(13.22)	(12.62)	(1.20)	(2.83)	(4.03)	28.93	(30.11)	3,048	1.00	1.00	1.69	24
Year ended 10/31/21	33.81	0.59	11.84	12.43	(0.66)	—	(0.66)	45.58	37.08	7,026	0.98	0.98	1.39	18
Year ended 10/31/20	38.86	0.43	(4.32)	(3.89)	(1.16)	—	(1.16)	33.81	(10.43)	8,477	0.99	1.00	1.21	27

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended October 31, 2023. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.29 and 0.91%, $0.03 and 0.16%, $0.21 and
0.66%, $0.38 and 1.16%, $0.32 and 1.00%, $0.42 and 1.29% for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares, respectively.

(e)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.17%, 0.16%, 0.18%, 0.14% and
0.16% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco EQV European Equity Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco EQV European Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco EQV European Equity Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
9
Invesco EQV European Equity Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Investing in a single-country or region mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries or regions.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
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Invesco EQV European Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.92%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.25% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $7,047.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R, Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $13,480 in front-end sales commissions from the sale of Class A shares and $18 and $308 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $234 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount
11
Invesco EQV European Equity Fund

rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
China	$—	$8,314,152	$—	$8,314,152
Denmark	—	24,308,621	—	24,308,621
France	—	87,790,562	—	87,790,562
Germany	—	28,566,524	—	28,566,524
Hungary	—	11,307,739	—	11,307,739
Ireland	5,538,064	6,716,800	—	12,254,864
Israel	6,831,227	—	—	6,831,227
Italy	—	25,221,274	—	25,221,274
Netherlands	—	18,809,792	—	18,809,792
Poland	—	4,065,249	—	4,065,249
Russia	—	—	11	11
Singapore	—	5,161,290	—	5,161,290
Spain	—	5,178,584	—	5,178,584
Sweden	—	24,422,128	—	24,422,128
Switzerland	—	21,065,677	—	21,065,677
Taiwan	—	10,491,420	—	10,491,420
United Kingdom	—	117,516,379	—	117,516,379
United States	23,871,007	14,510,889	—	38,381,896
Money Market Funds	846,509	—	—	846,509
Total Investments	$37,086,807	$413,447,080	$11	$450,533,898
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,100.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$7,637,013	$848,629
Long-term capital gain	5,290,137	36,353,028
Total distributions	$12,927,150	$37,201,657

*	Includes short-term capital gain distributions, if any.

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Invesco EQV European Equity Fund

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$16,034,114
Undistributed long-term capital gain	23,582,875
Net unrealized appreciation — investments	110,120,177
Net unrealized appreciation (depreciation) — foreign currencies	(898,505)
Temporary book/tax differences	(116,426)
Shares of beneficial interest	302,509,487
Total net assets	$451,231,722
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $88,234,652 and $154,570,402, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$135,054,002
Aggregate unrealized (depreciation) of investments	(24,933,825)
Net unrealized appreciation of investments	$110,120,177
Cost of investments for tax purposes is $340,413,721.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and equalization, on October 31, 2024, undistributed net investment income was increased by $3,993,626, undistributed net realized gain was decreased by $6,798,627 and shares of beneficial interest was increased by $2,805,001. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	165,162	$5,955,059	317,637	$10,393,858
Class C	13,049	426,052	18,611	538,789
Class R	15,331	549,456	20,703	669,724
Class Y	233,740	8,567,444	480,177	15,275,384
Investor Class	22,351	796,780	19,267	612,252
Class R6	53,803	2,007,359	110,414	3,709,892
Issued as reinvestment of dividends:
Class A	162,551	5,567,362	486,919	14,442,006
Class C	3,362	105,643	23,740	645,962
Class R	2,691	91,856	12,180	359,923
Class Y	66,546	2,277,871	334,307	9,912,191
Investor Class	65,158	2,223,201	188,928	5,582,808
Class R6	2,206	75,388	7,449	220,487
Automatic conversion of Class C shares to Class A shares:
Class A	46,553	1,673,903	81,421	2,630,214
Class C	(50,897)	(1,673,903)	(89,004)	(2,630,214)
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Invesco EQV European Equity Fund

Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,082,151)	$(38,981,419)	(1,192,638)	$(38,437,621)
Class C	(42,497)	(1,380,479)	(72,974)	(2,159,705)
Class R	(32,604)	(1,202,200)	(77,723)	(2,480,402)
Class Y	(1,265,408)	(45,314,516)	(3,551,916)	(114,214,574)
Investor Class	(343,057)	(12,359,885)	(286,065)	(9,095,779)
Class R6	(25,362)	(915,572)	(138,071)	(4,569,924)
Net increase (decrease) in share activity	(1,989,473)	$(71,510,600)	(3,306,638)	$(108,594,729)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco EQV European Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV European Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV European Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco EQV European Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV European Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI Europe Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods.  The Board noted that the Fund’s
16
Invesco EQV European Equity Fund

underperformance relative to its peers was attributable to its smaller market cap profile and growth tilt relative to peers, as well as stock selection in certain sectors. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each above the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.
The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s actual management fees were in the fifth quintile of its expense group and discussed with management reasons for such actual management fees. The Board requested and considered additional information from management regarding the Fund’s actual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers.  As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to the Fund’s total expenses relative to peers and how the Fund’s expense group does not differentiate by capitalization weightings.  The Board also considered information provided by management in response to follow-up requests for information submitted by the independent Trustees to management regarding how the Fund’s actual and contractual management fees compare to other similar funds not included in the expense group.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco
Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
17
Invesco EQV European Equity Fund

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18
Invesco EQV European Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,095,137
Qualified Dividend Income*	99.80%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco EQV European Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco EQV European Equity Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
EGR-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco EQV International Equity Fund
Nasdaq:
A: AIIEX ■ C: AIECX ■ R: AIERX ■ Y: AIIYX ■ R5: AIEVX ■ R6: IGFRX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–98.62%
Australia–3.25%
Aristocrat Leisure Ltd.	1,501,445	$60,417,585
CSL Ltd.	131,730	24,732,991
		85,150,576
Brazil–2.32%
MercadoLibre, Inc.(a)	17,597	35,848,257
TOTVS S.A.	4,798,000	24,766,441
		60,614,698
Canada–6.97%
Canadian Pacific Kansas City Ltd.	526,719	40,632,662
Celestica, Inc.(a)	485,088	33,195,091
CGI, Inc., Class A(a)	502,854	55,704,529
RB Global, Inc.	623,862	52,858,118
		182,390,400
China–5.63%
Airtac International Group	1,396,000	38,641,184
China Resources Beer (Holdings) Co. Ltd.	4,603,500	17,052,716
New Oriental Education & Technology Group, Inc.	1,936,500	12,118,721
Shenzhen Inovance Technology Co. Ltd., A Shares	3,544,616	27,675,893
Trip.com Group Ltd.(a)	552,500	35,555,846
Wuliangye Yibin Co. Ltd., A Shares	783,976	16,187,022
		147,231,382
Denmark–3.72%
Coloplast A/S, Class B	257,547	32,257,913
Novo Nordisk A/S, Class B	579,482	64,997,593
		97,255,506
France–12.41%
Air Liquide S.A.	195,005	34,964,641
Arkema S.A.	317,685	27,995,071
Capgemini SE	152,440	26,445,412
Edenred SE	498,495	16,122,649
LVMH Moet Hennessy Louis Vuitton SE	66,981	44,590,614
Pernod Ricard S.A.	225,683	28,158,140
Publicis Groupe S.A.	454,135	48,266,980
Schneider Electric SE	221,131	57,283,687
TotalEnergies SE	650,744	40,837,859
		324,665,053
Germany–2.00%
Deutsche Boerse AG	102,630	23,838,719
Deutsche Telekom AG	946,750	28,623,577
		52,462,296
Hong Kong–2.63%
AIA Group Ltd.	2,847,400	22,472,588
Techtronic Industries Co. Ltd.	3,211,500	46,455,777
		68,928,365
India–3.39%
HDFC Bank Ltd., ADR	818,373	51,582,050
Shares		Value
India–(continued)
SBI Life Insurance Co. Ltd.(b)	1,923,800	$37,038,467
		88,620,517
Ireland–2.40%
Flutter Entertainment PLC(a)	128,510	29,913,273
Kingspan Group PLC	372,919	32,931,321
		62,844,594
Israel–1.28%
Teva Pharmaceutical Industries Ltd., ADR(a)	1,812,797	33,427,977
Italy–1.55%
FinecoBank Banca Fineco S.p.A.	2,548,351	40,682,216
Japan–11.57%
Asahi Group Holdings Ltd.	3,986,100	47,854,222
FANUC Corp.(c)	1,027,060	27,249,258
Hoya Corp.	257,800	34,492,084
Keyence Corp.	82,500	37,241,598
M3, Inc.(c)	1,917,600	19,708,199
Shimano, Inc.	290,200	42,633,170
SMC Corp.	76,100	32,307,963
Sony Group Corp.	2,642,500	46,501,429
Tokyo Electron Ltd.	100,600	14,803,587
		302,791,510
Mexico–1.47%
Wal-Mart de Mexico S.A.B. de C.V., Series V	13,990,802	38,470,423
Netherlands–2.71%
Heineken N.V.(c)	310,122	25,435,186
Wolters Kluwer N.V.	270,746	45,507,956
		70,943,142
Singapore–1.96%
STMicroelectronics N.V.	790,460	21,486,617
United Overseas Bank Ltd.	1,231,866	29,945,478
		51,432,095
South Korea–1.21%
Samsung Electronics Co. Ltd.	743,218	31,557,769
Sweden–4.11%
Investor AB, Class B(c)	3,029,246	85,739,943
Svenska Handelsbanken AB, Class A	2,094,139	21,759,444
		107,499,387
Switzerland–3.21%
Cie Financiere Richemont S.A.	203,129	29,575,656
Nestle S.A.	371,861	35,138,115
SGS S.A.	181,923	19,259,594
		83,973,365
Taiwan–4.63%
ASML Holding N.V.	47,196	31,769,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco EQV International Equity Fund

Shares		Value
Taiwan–(continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	2,853,887	$89,496,417
		121,265,509
Thailand–0.54%
Bangkok Dusit Medical Services PCL, Foreign Shares	17,147,700	14,096,670
United Kingdom–12.05%
Ashtead Group PLC	579,090	43,320,378
BAE Systems PLC	2,380,879	38,373,369
DCC PLC	316,990	20,054,077
Haleon PLC	8,665,332	41,646,174
London Stock Exchange Group PLC	288,765	39,138,009
RELX PLC	1,579,302	72,426,299
Rentokil Initial PLC	3,789,997	19,009,763
Shell PLC	1,236,179	41,272,720
		315,240,789
United States–7.61%
Broadcom, Inc.	337,953	57,374,281
CRH PLC	630,849	60,201,920
ICON PLC(a)	204,412	45,401,949
Linde PLC	79,084	36,074,167
		199,052,317
Total Common Stocks & Other Equity Interests (Cost $1,808,104,089)		2,580,596,556
Shares		Value
Money Market Funds–1.29%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	11,838,328	$11,838,328
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	21,951,404	21,951,404
Total Money Market Funds (Cost $33,789,732)		33,789,732
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.91% (Cost $1,841,893,821)		2,614,386,288
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.23%
Invesco Private Government Fund, 4.84%(d)(e)(f)	8,866,594	8,866,594
Invesco Private Prime Fund, 4.99%(d)(e)(f)	23,229,566	23,236,535
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,104,540)		32,103,129
TOTAL INVESTMENTS IN SECURITIES—101.14% (Cost $1,873,998,361)		2,646,489,417
OTHER ASSETS LESS LIABILITIES–(1.14)%		(29,892,859)
NET ASSETS–100.00%		$2,616,596,558
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2024 represented 1.42% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,896,297	$191,722,219	$(192,780,188)	$-	$-	$11,838,328	$975,552
Invesco Liquid Assets Portfolio, Institutional Class	9,177,617	107,221,537	(116,399,114)	(1,515)	1,475	-	545,302
Invesco Treasury Portfolio, Institutional Class	14,738,625	259,634,496	(252,421,717)	-	-	21,951,404	1,271,929
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	26,296,305	193,054,312	(210,484,023)	-	-	8,866,594	919,459*
Invesco Private Prime Fund	67,627,586	459,748,523	(504,162,126)	(1,667)	24,219	23,236,535	2,426,808*
Total	$130,736,430	$1,211,381,087	$(1,276,247,168)	$(3,182)	$25,694	$65,892,861	$6,139,050

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco EQV International Equity Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $1,808,104,089)*	$2,580,596,556
Investments in affiliated money market funds, at value (Cost $65,894,272)	65,892,861
Foreign currencies, at value (Cost $1,974,412)	1,970,887
Receivable for:
Investments sold	5,408
Fund shares sold	590,652
Dividends	8,779,452
Foreign withholding tax claims	334,745
Investment for trustee deferred compensation and retirement plans	792,579
Other assets	59,179
Total assets	2,659,022,319
Liabilities:
Payable for:
Investments purchased	2,520,323
Fund shares reacquired	1,492,567
Accrued foreign taxes	1,140,624
Collateral upon return of securities loaned	32,104,540
Accrued fees to affiliates	969,210
Accrued trustees’ and officers’ fees and benefits	7,312
Accrued other operating expenses	191,062
IRS closing agreement fees for foreign withholding tax claims	3,104,028
Trustee deferred compensation and retirement plans	896,095
Total liabilities	42,425,761
Net assets applicable to shares outstanding	$2,616,596,558
Net assets consist of:
Shares of beneficial interest	$1,758,223,935
Distributable earnings	858,372,623
$2,616,596,558
Net Assets:
Class A	$1,046,661,457
Class C	$17,446,386
Class R	$54,539,374
Class Y	$326,842,702
Class R5	$108,657,424
Class R6	$1,062,449,215
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	44,447,229
Class C	884,150
Class R	2,378,254
Class Y	13,793,864
Class R5	4,462,027
Class R6	43,799,992
Class A:
Net asset value per share	$23.55
Maximum offering price per share (Net asset value of $23.55 ÷ 94.50%)	$24.92
Class C:
Net asset value and offering price per share	$19.73
Class R:
Net asset value and offering price per share	$22.93
Class Y:
Net asset value and offering price per share	$23.69
Class R5:
Net asset value and offering price per share	$24.35
Class R6:
Net asset value and offering price per share	$24.26

*	At October 31, 2024, securities with an aggregate value of $30,062,963 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco EQV International Equity Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$1,650,286
Dividends (net of foreign withholding taxes of $3,788,994)	48,851,283
Dividends from affiliated money market funds (includes net securities lending income of $271,314)	3,064,097
Foreign withholding tax claims	10,006,628
Less: IRS closing agreement fees for foreign withholding tax claims	(1,494,000)
Total investment income	62,078,294
Expenses:
Advisory fees	21,448,466
Administrative services fees	423,883
Custodian fees	287,326
Distribution fees:
Class A	2,729,765
Class C	198,339
Class R	285,194
Transfer agent fees — A, C, R and Y	2,854,329
Transfer agent fees — R5	115,273
Transfer agent fees — R6	339,725
Trustees’ and officers’ fees and benefits	66,677
Registration and filing fees	116,403
Reports to shareholders	660,248
Professional services fees	122,614
Other	73,311
Total expenses	29,721,553
Less: Fees waived and/or expense offset arrangement(s)	(112,013)
Net expenses	29,609,540
Net investment income	32,468,754
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (net of foreign taxes of $95,574)	139,216,562
Affiliated investment securities	25,694
Foreign currencies	687,970
139,930,226
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $885,740)	289,662,769
Affiliated investment securities	(3,182)
Foreign currencies	322,874
289,982,461
Net realized and unrealized gain	429,912,687
Net increase in net assets resulting from operations	$462,381,441
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco EQV International Equity Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$32,468,754	$19,008,802
Net realized gain	139,930,226	17,859,667
Change in net unrealized appreciation	289,982,461	114,372,090
Net increase in net assets resulting from operations	462,381,441	151,240,559
Distributions to shareholders from distributable earnings:
Class A	(17,247,141)	(98,094,559)
Class C	(267,514)	(1,912,258)
Class R	(820,507)	(3,534,697)
Class Y	(6,780,324)	(36,124,026)
Class R5	(2,158,596)	(11,669,366)
Class R6	(22,523,947)	(60,952,005)
Total distributions from distributable earnings	(49,798,029)	(212,286,911)
Share transactions–net:
Class A	(106,521,346)	129,098,707
Class C	(4,865,533)	5,494,619
Class R	(5,294,540)	23,890,337
Class Y	(72,112,238)	(8,718,276)
Class R5	(11,915,941)	(725,360)
Class R6	(153,343,665)	655,972,473
Net increase (decrease) in net assets resulting from share transactions	(354,053,263)	805,012,500
Net increase in net assets	58,530,149	743,966,148
Net assets:
Beginning of year	2,558,066,409	1,814,100,261
End of year	$2,616,596,558	$2,558,066,409
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco EQV International Equity Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$20.26	$0.23	$3.41	$3.64	$(0.14)	$(0.21)	$(0.35)	$23.55	18.12%	$1,046,661	1.28%	1.28%	0.96%	28%
Year ended 10/31/23	20.15	0.14	2.32	2.46	—	(2.35)	(2.35)	20.26	12.52	992,449	1.34	1.34	0.67	32
Year ended 10/31/22	33.82	0.19	(6.92)	(6.73)	(0.55)	(6.39)	(6.94)	20.15	(24.90)	866,495	1.35	1.35	0.80	39
Year ended 10/31/21	31.34	0.05	6.54	6.59	(0.30)	(3.81)	(4.11)	33.82	21.99	1,338,896	1.32	1.32	0.14	25
Year ended 10/31/20	34.10	0.11	0.62	0.73	(0.65)	(2.84)	(3.49)	31.34	1.97	1,262,456	1.35	1.35	0.36	35
Class C
Year ended 10/31/24	17.05	0.04	2.88	2.92	(0.03)	(0.21)	(0.24)	19.73	17.23	17,446	2.03	2.03	0.21	28
Year ended 10/31/23	17.42	(0.01)	1.99	1.98	—	(2.35)	(2.35)	17.05	11.63	19,287	2.09	2.09	(0.08)	32
Year ended 10/31/22	30.08	0.01	(6.01)	(6.00)	(0.27)	(6.39)	(6.66)	17.42	(25.45)	14,712	2.10	2.10	0.05	39
Year ended 10/31/21	28.22	(0.19)	5.88	5.69	(0.02)	(3.81)	(3.83)	30.08	21.09	27,874	2.07	2.07	(0.61)	25
Year ended 10/31/20	31.01	(0.11)	0.56	0.45	(0.40)	(2.84)	(3.24)	28.22	1.20	36,108	2.10	2.10	(0.39)	35
Class R
Year ended 10/31/24	19.75	0.16	3.33	3.49	(0.10)	(0.21)	(0.31)	22.93	17.82	54,539	1.53	1.53	0.71	28
Year ended 10/31/23	19.75	0.09	2.26	2.35	—	(2.35)	(2.35)	19.75	12.19	51,541	1.59	1.59	0.42	32
Year ended 10/31/22	33.25	0.13	(6.79)	(6.66)	(0.45)	(6.39)	(6.84)	19.75	(25.06)	29,868	1.60	1.60	0.55	39
Year ended 10/31/21	30.87	(0.04)	6.44	6.40	(0.21)	(3.81)	(4.02)	33.25	21.66	44,016	1.57	1.57	(0.11)	25
Year ended 10/31/20	33.64	0.03	0.61	0.64	(0.57)	(2.84)	(3.41)	30.87	1.71	47,493	1.60	1.60	0.11	35
Class Y
Year ended 10/31/24	20.38	0.29	3.43	3.72	(0.20)	(0.21)	(0.41)	23.69	18.42	326,843	1.03	1.03	1.21	28
Year ended 10/31/23	20.24	0.20	2.31	2.51	(0.02)	(2.35)	(2.37)	20.38	12.74	344,435	1.09	1.09	0.92	32
Year ended 10/31/22	33.96	0.26	(6.95)	(6.69)	(0.64)	(6.39)	(7.03)	20.24	(24.71)	350,174	1.10	1.10	1.05	39
Year ended 10/31/21	31.46	0.13	6.56	6.69	(0.38)	(3.81)	(4.19)	33.96	22.30	738,512	1.07	1.07	0.39	25
Year ended 10/31/20	34.21	0.19	0.62	0.81	(0.72)	(2.84)	(3.56)	31.46	2.22	751,518	1.10	1.10	0.61	35
Class R5
Year ended 10/31/24	20.94	0.31	3.54	3.85	(0.23)	(0.21)	(0.44)	24.35	18.53	108,657	0.94	0.94	1.30	28
Year ended 10/31/23	20.74	0.23	2.37	2.60	(0.05)	(2.35)	(2.40)	20.94	12.86	103,658	0.99	0.99	1.02	32
Year ended 10/31/22	34.62	0.29	(7.11)	(6.82)	(0.67)	(6.39)	(7.06)	20.74	(24.63)	102,737	1.02	1.02	1.13	39
Year ended 10/31/21	32.02	0.16	6.67	6.83	(0.42)	(3.81)	(4.23)	34.62	22.35	392,893	0.99	0.99	0.47	25
Year ended 10/31/20	34.76	0.22	0.63	0.85	(0.75)	(2.84)	(3.59)	32.02	2.32	486,808	1.00	1.00	0.71	35
Class R6
Year ended 10/31/24	20.86	0.33	3.52	3.85	(0.24)	(0.21)	(0.45)	24.26	18.63	1,062,449	0.87	0.87	1.37	28
Year ended 10/31/23	20.68	0.24	2.36	2.60	(0.07)	(2.35)	(2.42)	20.86	12.92	1,046,696	0.93	0.93	1.08	32
Year ended 10/31/22	34.56	0.30	(7.09)	(6.79)	(0.70)	(6.39)	(7.09)	20.68	(24.59)	450,115	0.95	0.95	1.20	39
Year ended 10/31/21	31.97	0.19	6.66	6.85	(0.45)	(3.81)	(4.26)	34.56	22.48	794,749	0.91	0.91	0.55	25
Year ended 10/31/20	34.71	0.25	0.63	0.88	(0.78)	(2.84)	(3.62)	31.97	2.41	914,873	0.91	0.91	0.80	35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year months ended October 31, 2023, the portfolio turnover calculation excludes the value of securities purchased of $679,923,194 in connection with the acquisition of Invesco International Equity Fund into the Fund.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco EQV International Equity Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco EQV International Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco EQV International Equity Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in
9	Invesco EQV International Equity Fund

short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or
10	Invesco EQV International Equity Fund

litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.850%
Next $250 million	0.825%
Next $500 million	0.785%
Next $1.5 billion	0.760%
Next $2.5 billion	0.720%
Over $5 billion	0.690%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.77%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.30%, 2.05%, 1.55%, 1.05%, 1.05% and 1.05%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $55,057.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the
11	Invesco EQV International Equity Fund

shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $105,825 in front-end sales commissions from the sale of Class A shares and $7,390 and $1,036 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $16,910 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$85,150,576	$—	$85,150,576
Brazil	60,614,698	—	—	60,614,698
Canada	182,390,400	—	—	182,390,400
China	—	147,231,382	—	147,231,382
Denmark	—	97,255,506	—	97,255,506
France	—	324,665,053	—	324,665,053
Germany	—	52,462,296	—	52,462,296
Hong Kong	—	68,928,365	—	68,928,365
India	51,582,050	37,038,467	—	88,620,517
Ireland	29,913,273	32,931,321	—	62,844,594
Israel	33,427,977	—	—	33,427,977
Italy	—	40,682,216	—	40,682,216
Japan	—	302,791,510	—	302,791,510
Mexico	38,470,423	—	—	38,470,423
Netherlands	—	70,943,142	—	70,943,142
Singapore	—	51,432,095	—	51,432,095
South Korea	—	31,557,769	—	31,557,769
Sweden	—	107,499,387	—	107,499,387
Switzerland	—	83,973,365	—	83,973,365
Taiwan	—	121,265,509	—	121,265,509
Thailand	—	14,096,670	—	14,096,670
United Kingdom	—	315,240,789	—	315,240,789
United States	199,052,317	—	—	199,052,317
Money Market Funds	33,789,732	32,103,129	—	65,892,861
Total Investments	$629,240,870	$2,017,248,547	$—	$2,646,489,417
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $56,956.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
12	Invesco EQV International Equity Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$23,587,564	$2,291,926
Long-term capital gain	26,210,465	209,994,985
Total distributions	$49,798,029	$212,286,911

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$68,832,147
Undistributed long-term capital gain	108,435,426
Net unrealized appreciation — investments	681,717,795
Net unrealized appreciation (depreciation) — foreign currencies	(20,222)
Temporary book/tax differences	(592,523)
Shares of beneficial interest	1,758,223,935
Total net assets	$2,616,596,558
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $745,728,176 and $1,103,957,443, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$760,687,414
Aggregate unrealized (depreciation) of investments	(78,969,619)
Net unrealized appreciation of investments	$681,717,795
Cost of investments for tax purposes is $1,964,771,622.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2024, undistributed net investment income was increased by $7,394,998, undistributed net realized gain was decreased by $19,357,998 and shares of beneficial interest was increased by $11,963,000. This reclassification had no effect on the net assets of the Fund.
13	Invesco EQV International Equity Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	2,618,114	$60,665,062	2,740,206	$58,557,362
Class C	105,453	2,060,704	118,760	2,145,590
Class R	363,655	8,273,792	290,572	6,079,236
Class Y	1,925,416	44,808,516	2,677,180	56,728,039
Class R5	572,859	13,709,818	753,941	16,536,875
Class R6	5,094,023	122,341,445	7,875,597	174,601,019
Issued as reinvestment of dividends:
Class A	755,625	16,676,649	4,635,096	91,404,102
Class C	14,112	262,768	108,492	1,812,907
Class R	38,080	820,238	183,420	3,534,504
Class Y	252,286	5,590,655	1,235,334	24,459,610
Class R5	86,178	1,961,403	553,998	11,262,780
Class R6	967,389	21,911,368	2,860,784	57,902,265
Automatic conversion of Class C shares to Class A shares:
Class A	132,392	3,106,291	162,304	3,451,978
Class C	(157,455)	(3,106,291)	(191,925)	(3,451,978)
Issued in connection with acquisitions:(b)
Class A	-	-	6,532,262	147,812,108
Class C	-	-	443,936	8,470,592
Class R	-	-	1,032,539	22,794,466
Class Y	-	-	2,303,183	52,409,731
Class R5	-	-	56,786	1,327,353
Class R6	-	-	26,197,678	609,992,929
Reacquired:
Class A	(8,052,506)	(186,969,348)	(8,073,414)	(172,126,843)
Class C	(209,276)	(4,082,714)	(192,511)	(3,482,492)
Class R	(633,287)	(14,388,570)	(409,321)	(8,517,869)
Class Y	(5,281,357)	(122,511,409)	(6,620,529)	(142,315,656)
Class R5	(1,146,664)	(27,587,162)	(1,368,746)	(29,852,368)
Class R6	(12,434,558)	(297,596,478)	(8,527,279)	(186,523,740)
Net increase (decrease) in share activity	(14,989,521)	$(354,053,263)	35,378,343	$805,012,500

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	After the close of business on July 28, 2023, the Fund acquired all the net assets of Invesco International Equity Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on March 17, 2023 and by the shareholders of the Target Fund on July 12, 2023. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 36,566,384 shares of the Fund for 38,849,581 shares outstanding of the Target Fund as of the close of business on July 28, 2023. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, July 28, 2023. The Target Fund’s net assets as of the close of business on July 28, 2023 of $842,807,179, including $99,747,081 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,129,529,183 and $2,972,336,362 immediately after the acquisition.
The pro forma results of operations for the October 31, 2023 assuming the reorganization had been completed on November 1, 2022, the beginning of the annual reporting period are as follows:

Net investment income	$26,799,964
Net realized/unrealized gains	308,877,934
Change in net assets resulting from operations	$335,677,898
         As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since July 31, 2023.
14	Invesco EQV International Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV International Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco EQV International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV International Equity Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-U.S.® Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period.  The Board considered that the Invesco International
16	Invesco EQV International Equity Fund

Equity Fund reorganized into the Fund on July 28, 2023.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.	Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective 2023.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.	Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending
17	Invesco EQV International Equity Fund

services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco EQV International Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$38,173,465
Qualified Dividend Income*	98.06%
Corporate Dividends Received Deduction*	8.45%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco EQV International Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco EQV International Equity Fund

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SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	IGR-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Global Focus Fund
Nasdaq:
A: GLVAX ■ C: GLVCX ■ R: GLVNX ■ Y: GLVYX ■ R5: GFFDX ■ R6: GLVIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–99.37%
Apparel Retail–0.53%
TJX Cos., Inc. (The)	26,160	$2,956,865
Apparel, Accessories & Luxury Goods–5.55%
Hermes International S.C.A. (France)	11,708	26,609,366
Moncler S.p.A. (Italy)	78,456	4,358,817
		30,968,183
Application Software–5.92%
Nice Ltd., ADR (Israel)(b)	74,264	12,899,657
Salesforce, Inc.	60,791	17,712,674
Synopsys, Inc.(b)	4,722	2,425,266
		33,037,597
Broadline Retail–8.67%
Amazon.com, Inc.(b)	197,130	36,745,032
JD.com, Inc., ADR (China)	286,010	11,617,726
		48,362,758
Financial Exchanges & Data–1.94%
S&P Global, Inc.	22,603	10,857,577
Health Care Equipment–6.50%
Boston Scientific Corp.(b)	83,334	7,001,723
IDEXX Laboratories, Inc.(b)	28,768	11,706,274
Stryker Corp.	49,350	17,582,418
		36,290,415
Hotels, Resorts & Cruise Lines–4.63%
Airbnb, Inc., Class A(b)	67,865	9,147,524
Amadeus IT Group S.A. (Spain)	230,172	16,685,918
		25,833,442
Industrial Gases–1.15%
Linde PLC	14,051	6,409,364
Interactive Media & Services–20.94%
Alphabet, Inc., Class A	227,070	38,853,948
Meta Platforms, Inc., Class A	104,195	59,138,998
Tencent Holdings Ltd. (China)	361,500	18,849,365
		116,842,311
Life Sciences Tools & Services–5.95%
Lonza Group AG (Switzerland)	21,126	12,999,420
Thermo Fisher Scientific, Inc.	36,982	20,204,006
		33,203,426
Movies & Entertainment–1.93%
Netflix, Inc.(b)	14,238	10,764,355
Passenger Ground Transportation–4.11%
Uber Technologies, Inc.(b)	318,572	22,953,113
Pharmaceuticals–5.25%
Eli Lilly and Co.	14,007	11,622,168
Shares		Value
Pharmaceuticals–(continued)
Novo Nordisk A/S, Class B (Denmark)	157,538	$17,670,248
		29,292,416
Semiconductor Materials & Equipment–2.61%
ASML Holding N.V. (Taiwan)	17,115	11,520,638
BE Semiconductor Industries N.V. (Netherlands)	28,657	3,050,426
		14,571,064
Semiconductors–5.87%
Broadcom, Inc.	36,972	6,276,737
Marvell Technology, Inc.	143,113	11,464,782
NVIDIA Corp.	86,390	11,469,136
NXP Semiconductors N.V. (China)	9,523	2,233,144
QUALCOMM, Inc.	8,264	1,345,131
		32,788,930
Specialty Chemicals–0.69%
Symrise AG (Germany)	32,018	3,852,746
Systems Software–8.33%
CrowdStrike Holdings, Inc., Class A(b)	57,012	16,925,152
Microsoft Corp.	13,683	5,560,087
ServiceNow, Inc.(b)	25,738	24,013,297
		46,498,536
Transaction & Payment Processing Services–8.80%
Adyen N.V. (Netherlands)(b)(c)	4,393	6,711,006
Mastercard, Inc., Class A	52,422	26,189,507
Visa, Inc., Class A	55,884	16,197,977
		49,098,490
Total Common Stocks & Other Equity Interests (Cost $282,054,024)		554,581,588
Money Market Funds–0.53%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)(f)	1,034,474	1,034,474
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)(f)	1,921,165	1,921,165
Total Money Market Funds (Cost $2,955,639)		2,955,639
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $285,009,663)		557,537,227
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.59%
Invesco Private Prime Fund, 4.99%(d)(e)(f) (Cost $3,281,189)	3,280,205	3,281,189
TOTAL INVESTMENTS IN SECURITIES–100.49% (Cost $288,290,852)		560,818,416
OTHER ASSETS LESS LIABILITIES—(0.49)%		(2,748,141)
NET ASSETS–100.00%		$558,070,275

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Global Focus Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2024 represented 1.20% of the Fund’s Net Assets.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,046,863	$25,362,440	$(25,374,829)	$-	$-	$1,034,474	$24,189
Invesco Liquid Assets Portfolio, Institutional Class	747,833	13,342,802	(14,090,823)	(151)	339	-	15,455
Invesco Treasury Portfolio, Institutional Class	1,196,415	34,010,438	(33,285,688)	-	-	1,921,165	29,766
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,820,160	(6,820,160)	-	-	-	13,628*
Invesco Private Prime Fund	-	18,179,130	(14,897,307)	-	(634)	3,281,189	36,749*
Total	$2,991,111	$97,714,970	$(94,468,807)	$(151)	$(295)	$6,236,828	$119,787

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Global Focus Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $282,054,024)	$554,581,588
Investments in affiliated money market funds, at value (Cost $6,236,828)	6,236,828
Cash	100,000
Foreign currencies, at value (Cost $61,108)	61,242
Receivable for:
Investments sold	431,854
Fund shares sold	108,559
Dividends	380,882
Investment for trustee deferred compensation and retirement plans	33,446
Other assets	49,002
Total assets	561,983,401
Liabilities:
Payable for:
Fund shares reacquired	300,353
Collateral upon return of securities loaned	3,281,189
Accrued fees to affiliates	241,937
Accrued trustees’ and officers’ fees and benefits	1,479
Accrued other operating expenses	54,722
Trustee deferred compensation and retirement plans	33,446
Total liabilities	3,913,126
Net assets applicable to shares outstanding	$558,070,275
Net assets consist of:
Shares of beneficial interest	$281,514,999
Distributable earnings	276,555,276
$558,070,275
Net Assets:
Class A	$305,448,431
Class C	$24,515,068
Class R	$31,492,874
Class Y	$159,465,389
Class R5	$11,892
Class R6	$37,136,621
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,013,271
Class C	368,772
Class R	433,254
Class Y	2,013,391
Class R5	153
Class R6	458,845
Class A:
Net asset value per share	$76.11
Maximum offering price per share (Net asset value of $76.11 ÷ 94.50%)	$80.54
Class C:
Net asset value and offering price per share	$66.48
Class R:
Net asset value and offering price per share	$72.69
Class Y:
Net asset value and offering price per share	$79.20
Class R5:
Net asset value and offering price per share	$77.73
Class R6:
Net asset value and offering price per share	$80.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Global Focus Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$15,222
Dividends (net of foreign withholding taxes of $237,587)	2,921,747
Dividends from affiliated money market funds (includes net securities lending income of $2,368)	71,778
Foreign withholding tax claims	66,201
Total investment income	3,074,948
Expenses:
Advisory fees	4,446,698
Administrative services fees	82,154
Custodian fees	32,139
Distribution fees:
Class A	753,512
Class C	273,615
Class R	161,638
Transfer agent fees — A, C, R and Y	764,405
Transfer agent fees — R5	3
Transfer agent fees — R6	11,697
Trustees’ and officers’ fees and benefits	27,032
Registration and filing fees	96,676
Reports to shareholders	122,754
Professional services fees	75,992
Other	25,761
Total expenses	6,874,076
Less: Fees waived and/or expense offset arrangement(s)	(24,674)
Net expenses	6,849,402
Net investment income (loss)	(3,774,454)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	35,292,067
Affiliated investment securities	(295)
Foreign currencies	11,825
Forward foreign currency contracts	(966)
35,302,631
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	136,902,603
Affiliated investment securities	(151)
Foreign currencies	11,122
136,913,574
Net realized and unrealized gain	172,216,205
Net increase in net assets resulting from operations	$168,441,751
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Focus Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(3,774,454)	$(4,072,870)
Net realized gain (loss)	35,302,631	(2,396,064)
Change in net unrealized appreciation	136,913,574	108,167,018
Net increase in net assets resulting from operations	168,441,751	101,698,084
Share transactions–net:
Class A	(31,176,453)	(5,772,182)
Class C	(7,536,435)	(4,092,133)
Class R	(4,921,942)	409,007
Class Y	(40,785,656)	(62,448,633)
Class R5	395	(169)
Class R6	(4,990,066)	(2,477,874)
Net increase (decrease) in net assets resulting from share transactions	(89,410,157)	(74,381,984)
Net increase in net assets	79,031,594	27,316,100
Net assets:
Beginning of year	479,038,681	451,722,581
End of year	$558,070,275	$479,038,681
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Focus Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$55.79	$(0.51)	$20.83	$20.32	$—	$76.11	36.42%	$305,448	1.25%	1.25%	(0.71)%	13%
Year ended 10/31/23	45.11	(0.48)	11.16	10.68	—	55.79	23.68	247,965	1.28	1.28	(0.86)	9
Year ended 10/31/22	85.76	(0.51)(d)	(37.02)	(37.53)	(3.12)	45.11	(45.25)	206,115	1.23	1.23	(0.85)(d)	25
Year ended 10/31/21	72.26	(0.84)	17.88	17.04	(3.54)	85.76	24.30(e)	414,186	1.18(e)	1.18(e)	(1.03)(e)	24
Year ended 10/31/20	52.99	(0.51)	25.00	24.49	(5.22)	72.26	50.31(e)	273,684	1.26(e)	1.26(e)	(0.84)(e)	43
Class C
Year ended 10/31/24	49.10	(0.92)	18.30	17.38	—	66.48	35.40	24,515	2.00	2.00	(1.46)	13
Year ended 10/31/23	40.00	(0.80)	9.90	9.10	—	49.10	22.75	23,898	2.03	2.03	(1.61)	9
Year ended 10/31/22	77.00	(0.89)(d)	(32.99)	(33.88)	(3.12)	40.00	(45.66)	22,964	1.98	1.98	(1.60)(d)	25
Year ended 10/31/21	65.69	(1.31)	16.16	14.85	(3.54)	77.00	23.36	70,996	1.94	1.94	(1.79)	24
Year ended 10/31/20	48.95	(0.88)	22.84	21.96	(5.22)	65.69	49.20	73,587	2.01	2.02	(1.59)	43
Class R
Year ended 10/31/24	53.41	(0.66)	19.94	19.28	—	72.69	36.10	31,493	1.50	1.50	(0.96)	13
Year ended 10/31/23	43.29	(0.60)	10.72	10.12	—	53.41	23.38	26,757	1.53	1.53	(1.11)	9
Year ended 10/31/22	82.63	(0.64)(d)	(35.58)	(36.22)	(3.12)	43.29	(45.38)	21,519	1.48	1.48	(1.10)(d)	25
Year ended 10/31/21	69.91	(1.02)	17.28	16.26	(3.54)	82.63	23.99	39,611	1.44	1.44	(1.29)	24
Year ended 10/31/20	51.54	(0.65)	24.24	23.59	(5.22)	69.91	49.95	22,854	1.52	1.52	(1.10)	43
Class Y
Year ended 10/31/24	57.91	(0.34)	21.63	21.29	—	79.20	36.76	159,465	1.00	1.00	(0.46)	13
Year ended 10/31/23	46.71	(0.35)	11.55	11.20	—	57.91	23.98	149,616	1.03	1.03	(0.61)	9
Year ended 10/31/22	88.48	(0.38)(d)	(38.27)	(38.65)	(3.12)	46.71	(45.11)	174,208	0.98	0.98	(0.60)(d)	25
Year ended 10/31/21	74.28	(0.66)	18.40	17.74	(3.54)	88.48	24.60	453,276	0.94	0.94	(0.79)	24
Year ended 10/31/20	54.21	(0.38)	25.67	25.29	(5.22)	74.28	50.68	304,779	1.02	1.02	(0.60)	43
Class R5
Year ended 10/31/24	56.76	(0.26)	21.23	20.97	—	77.73	36.94	12	0.89	0.89	(0.35)	13
Year ended 10/31/23	45.71	(0.27)	11.32	11.05	—	56.76	24.17	8	0.88	0.88	(0.46)	9
Year ended 10/31/22	86.56	(0.29)(d)	(37.44)	(37.73)	(3.12)	45.71	(45.05)	7	0.85	0.85	(0.47)(d)	25
Year ended 10/31/21	72.67	(0.56)	17.99	17.43	(3.54)	86.56	24.72	13	0.84	0.84	(0.69)	24
Year ended 10/31/20	53.08	(0.28)	25.09	24.81	(5.22)	72.67	50.88	14	0.89	0.89	(0.47)	43
Class R6
Year ended 10/31/24	59.11	(0.27)	22.10	21.83	—	80.94	36.93	37,137	0.89	0.89	(0.35)	13
Year ended 10/31/23	47.62	(0.28)	11.77	11.49	—	59.11	24.13	30,794	0.90	0.90	(0.48)	9
Year ended 10/31/22	90.02	(0.30)(d)	(38.98)	(39.28)	(3.12)	47.62	(45.04)	26,910	0.85	0.85	(0.47)(d)	25
Year ended 10/31/21	75.43	(0.58)	18.71	18.13	(3.54)	90.02	24.74	55,502	0.84	0.84	(0.69)	24
Year ended 10/31/20	54.89	(0.26)	26.02	25.76	(5.22)	75.43	50.94	33,645	0.85	0.89	(0.43)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended October 31, 2022. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.60) and (1.00)%, $(0.98) and (1.75)%, $(0.73) and (1.25)%, $(0.47) and (0.75)%, $(0.38) and (0.62)%, $(0.39) and (0.62)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2021 and 2020, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Focus Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Focus Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco Global Focus Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
9	Invesco Global Focus Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
10	Invesco Global Focus Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	0.800%
Next $500 million	0.750%
Over $1 billion	0.720%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.78%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $1,383.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $61,191 in front-end sales commissions from the sale of Class A shares and $668 and $1,619 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $946 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s
11	Invesco Global Focus Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$432,273,638	$122,307,950	$—	$554,581,588
Money Market Funds	2,955,639	3,281,189	—	6,236,828
Total Investments	$435,229,277	$125,589,139	$—	$560,818,416
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(966)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$1,460,028
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,291.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
12	Invesco Global Focus Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$8,890,339
Net unrealized appreciation — investments	270,647,950
Net unrealized appreciation (depreciation) — foreign currencies	(1,426)
Temporary book/tax differences	(26,530)
Late-Year ordinary loss deferral	(2,955,057)
Shares of beneficial interest	281,514,999
Total net assets	$558,070,275
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and distributions.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $75,134,745 and $163,213,837, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$275,353,784
Aggregate unrealized (depreciation) of investments	(4,705,834)
Net unrealized appreciation of investments	$270,647,950
Cost of investments for tax purposes is $290,170,466.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2024, undistributed net investment income (loss) was increased by $2,764,765, undistributed net realized gain was decreased by $11,825 and shares of beneficial interest was decreased by $2,752,940. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	466,666	$33,469,124	806,727	$45,748,421
Class C	61,467	3,872,614	127,854	6,432,559
Class R	78,756	5,453,510	168,145	9,284,202
Class Y	250,926	18,841,324	508,635	30,494,201
Class R5	7	500	65	4,000
Class R6	119,906	9,032,808	148,722	8,976,878
Automatic conversion of Class C shares to Class A shares:
Class A	49,861	3,602,191	78,120	4,306,659
Class C	(56,870)	(3,602,191)	(88,419)	(4,306,659)
13	Invesco Global Focus Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(948,115)	$(68,247,768)	(1,009,360)	$(55,827,262)
Class C	(122,580)	(7,806,858)	(126,821)	(6,218,033)
Class R	(146,480)	(10,375,452)	(164,278)	(8,875,195)
Class Y	(821,103)	(59,626,980)	(1,654,558)	(92,942,834)
Class R5	(2)	(105)	(65)	(4,169)
Class R6	(182,004)	(14,022,874)	(192,915)	(11,454,752)
Net increase (decrease) in share activity	(1,249,565)	$(89,410,157)	(1,398,148)	$(74,381,984)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
14	Invesco Global Focus Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Focus Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Focus Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15	Invesco Global Focus Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Focus Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fifth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three
16	Invesco Global Focus Fund

and five year periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board considered that the Fund’s stock selection in, and overweight exposure to, certain sectors detracted from the Fund’s performance.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for
17	Invesco Global Focus Fund

those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco Global Focus Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco Global Focus Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco Global Focus Fund

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SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLF-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco Global Fund
Nasdaq:
A: OPPAX ■ C: OGLCX ■ R: OGLNX ■ Y: OGLYX ■ R5: GFDDX ■ R6: OGLIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–100.42%
Argentina–0.23%
Ciro Holding S.A.(a)(b)	79,422,317,553	$21,244,913
Canada–0.57%
Canadian Pacific Kansas City Ltd.	676,298	52,183,154
China–3.52%
JD.com, Inc., ADR(c)	6,478,091	263,140,056
Tencent Holdings Ltd.	1,159,100	60,437,896
		323,577,952
Denmark–2.80%
Novo Nordisk A/S, Class B	2,299,846	257,962,203
France–6.68%
Airbus SE	1,712,030	261,155,105
Dassault Systemes SE	886,284	30,333,214
EssilorLuxottica S.A.	349,818	82,052,569
LVMH Moet Hennessy Louis Vuitton SE	361,694	240,787,052
		614,327,940
Germany–4.38%
Allianz SE	178,922	56,325,576
SAP SE	1,484,523	346,613,681
		402,939,257
India–6.88%
DLF Ltd.	44,914,300	436,597,187
HDFC Bank Ltd.	2,157,058	44,337,700
ICICI Bank Ltd., ADR	5,015,935	152,534,583
		633,469,470
Israel–0.98%
Nice Ltd., ADR(d)	520,172	90,353,876
Italy–1.22%
Brunello Cucinelli S.p.A.	768,461	76,016,835
Ferrari N.V.	39,855	19,025,545
Moncler S.p.A.	311,299	17,294,988
		112,337,368
Japan–4.65%
Capcom Co. Ltd.	2,045,000	40,467,385
Hoya Corp.	343,400	45,944,848
Keyence Corp.	520,912	235,146,612
TDK Corp.	9,007,500	105,885,802
		427,444,647
Netherlands–0.44%
BE Semiconductor Industries N.V.	184,183	19,605,565
Universal Music Group N.V.	836,649	21,055,253
		40,660,818
Spain–1.35%
Amadeus IT Group S.A.	1,717,771	124,526,815
Sweden–4.76%
Assa Abloy AB, Class B	6,196,487	194,090,885
Shares		Value
Sweden–(continued)
Atlas Copco AB, Class A	14,802,265	$244,287,832
		438,378,717
Switzerland–0.86%
Lonza Group AG	129,201	79,500,993
Taiwan–1.13%
ASML Holding N.V.	155,111	104,410,028
United States–59.97%
Adobe, Inc.(d)	474,173	226,692,628
Alphabet, Inc., Class A	6,009,553	1,028,294,614
Amazon.com, Inc.(d)	729,381	135,956,618
Analog Devices, Inc.	1,844,382	411,500,068
Avantor, Inc.(c)(d)	556,276	12,443,894
Boston Scientific Corp.(d)	714,834	60,060,353
Broadcom, Inc.	490,697	83,305,630
Danaher Corp.	175,562	43,128,561
Ecolab, Inc.	168,790	41,476,767
Eli Lilly and Co.(c)	231,000	191,669,940
Equifax, Inc.(c)	579,175	153,492,958
IDEXX Laboratories, Inc.(c)(d)	71,597	29,134,251
Illumina, Inc.(c)(d)	115,814	16,693,430
Intuit, Inc.	493,313	301,068,924
Intuitive Surgical, Inc.(d)	261,302	131,654,400
IQVIA Holdings, Inc.(d)	400,033	82,334,792
Lam Research Corp.(c)	618,230	45,965,401
Linde PLC	63,721	29,066,334
Marriott International, Inc., Class A(c)	338,455	88,005,069
Marvell Technology, Inc.	2,652,557	212,496,341
Meta Platforms, Inc., Class A	1,459,509	828,388,118
Microsoft Corp.	486,218	197,574,684
Netflix, Inc.(d)	85,273	64,468,946
NVIDIA Corp.	2,535,790	336,651,480
Phathom Pharmaceuticals, Inc.(c)(d)	1,975,378	33,877,733
QUALCOMM, Inc.(c)	108,393	17,643,129
S&P Global, Inc.(c)	788,136	378,589,009
Synopsys, Inc.(d)	42,207	21,677,937
Thermo Fisher Scientific, Inc.	64,184	35,065,003
TJX Cos., Inc. (The)	173,274	19,585,160
Visa, Inc., Class A	839,996	243,472,841
Zoetis, Inc.	95,283	17,034,695
		5,518,469,708
Total Common Stocks & Other Equity Interests (Cost $3,310,709,040)		9,241,787,859
Money Market Funds–0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(a)(e)	1,425,596	1,425,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco Global Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.73%(a)(e)	2,647,536	$2,647,536
Total Money Market Funds (Cost $4,073,132)		4,073,132
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.47% (Cost $3,314,782,172)		9,245,860,991
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.21%
Invesco Private Government Fund, 4.84%(a)(e)(f)	32,979,192	32,979,192
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.99%(a)(e)(f)	78,593,898	$78,617,477
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $111,596,669)		111,596,669
TOTAL INVESTMENTS IN SECURITIES—101.68% (Cost $3,426,378,841)		9,357,457,660
OTHER ASSETS LESS LIABILITIES–(1.68)%		(154,684,247)
NET ASSETS–100.00%		$9,202,773,413
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$227,675	$122,816,191	$(121,618,270)	$-	$-	$1,425,596	$64,562
Invesco Liquid Assets Portfolio, Institutional Class	162,637	47,689,313	(47,851,591)	-	(359)	-	20,033
Invesco Treasury Portfolio, Institutional Class	260,200	188,289,588	(185,902,252)	-	-	2,647,536	99,603
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,927,977	777,089,617	(748,038,402)	-	-	32,979,192	1,701,919*
Invesco Private Prime Fund	10,111,019	1,613,073,544	(1,544,530,150)	-	(36,936)	78,617,477	4,558,752*
Investments in Other Affiliates:
Ciro Holding S.A.**	28,521,445	-	-	11,456,134	(18,732,666)	21,244,913	-
Total	$43,210,953	$2,748,958,253	$(2,647,940,665)	$11,456,134	$(18,769,961)	$136,914,714	$6,444,869

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
**	Formerly known as Reservas de Maternidad - Swiss Medical.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Non-income producing security.
(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco Global Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $3,299,051,706)*	$9,220,542,946
Investments in affiliates, at value (Cost $127,327,135)	136,914,714
Cash	7,000,000
Foreign currencies, at value (Cost $737,608)	738,386
Receivable for:
Investments sold	2,748
Fund shares sold	1,022,100
Dividends	5,694,544
Foreign withholding tax claims	3,823,656
Investment for trustee deferred compensation and retirement plans	1,014,704
Other assets	76,229
Total assets	9,376,830,027
Liabilities:
Payable for:
Fund shares reacquired	5,625,407
Accrued foreign taxes	48,027,127
Collateral upon return of securities loaned	111,596,669
Accrued fees to affiliates	3,703,890
Accrued trustees’ and officers’ fees and benefits	562,047
Accrued other operating expenses	497,517
IRS closing agreement fees for foreign withholding tax claims	3,017,999
Trustee deferred compensation and retirement plans	1,025,958
Total liabilities	174,056,614
Net assets applicable to shares outstanding	$9,202,773,413
Net assets consist of:
Shares of beneficial interest	$2,435,042,636
Distributable earnings	6,767,730,777
$9,202,773,413
Net Assets:
Class A	$6,108,659,968
Class C	$121,722,202
Class R	$184,912,103
Class Y	$1,335,411,167
Class R5	$10,584,204
Class R6	$1,441,483,769
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	59,566,580
Class C	1,448,295
Class R	1,851,816
Class Y	12,797,441
Class R5	100,774
Class R6	13,689,914
Class A:
Net asset value per share	$102.55
Maximum offering price per share (Net asset value of $102.55 ÷ 94.50%)	$108.52
Class C:
Net asset value and offering price per share	$84.05
Class R:
Net asset value and offering price per share	$99.85
Class Y:
Net asset value and offering price per share	$104.35
Class R5:
Net asset value and offering price per share	$105.03
Class R6:
Net asset value and offering price per share	$105.30

*	At October 31, 2024, securities with an aggregate value of $109,277,865 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco Global Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$4,573,534
Dividends (net of foreign withholding taxes of $6,096,187)	72,057,507
Dividends from affiliated money market funds (includes net securities lending income of $853,741)	1,037,939
Foreign withholding tax claims	18,113,434
Less: IRS closing agreement fees for foreign withholding tax claims	(3,017,999)
Total investment income	92,764,415
Expenses:
Advisory fees	59,707,644
Administrative services fees	1,329,724
Custodian fees	970,666
Distribution fees:
Class A	14,146,792
Class C	1,305,706
Class R	928,180
Transfer agent fees — A, C, R and Y	10,261,782
Transfer agent fees — R5	5,376
Transfer agent fees — R6	434,872
Trustees’ and officers’ fees and benefits	267,650
Registration and filing fees	179,050
Reports to shareholders	666,516
Professional services fees	196,474
Other	158,732
Total expenses	90,559,164
Less: Fees waived and/or expense offset arrangement(s)	(247,111)
Net expenses	90,312,053
Net investment income	2,452,362
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $8,760,692)	1,027,560,583
Affiliated investment securities	(18,769,961)
Foreign currencies	2,734,547
1,011,525,169
Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $26,041,536)	1,590,011,916
Affiliated investment securities	11,456,134
Foreign currencies	88,458
1,601,556,508
Net realized and unrealized gain	2,613,081,677
Net increase in net assets resulting from operations	$2,615,534,039
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco Global Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$2,452,362	$2,475,783
Net realized gain	1,011,525,169	790,629,381
Change in net unrealized appreciation	1,601,556,508	787,014,903
Net increase in net assets resulting from operations	2,615,534,039	1,580,120,067
Distributions to shareholders from distributable earnings:
Class A	(571,159,610)	(589,886,821)
Class C	(15,496,785)	(18,183,402)
Class R	(17,759,400)	(18,897,610)
Class Y	(127,890,291)	(170,490,867)
Class R5	(1,061,940)	(889,028)
Class R6	(137,236,150)	(195,083,841)
Total distributions from distributable earnings	(870,604,176)	(993,431,569)
Share transactions–net:
Class A	(131,171,622)	213,331,287
Class C	(17,379,610)	(11,002,979)
Class R	(3,543,593)	2,390,554
Class Y	(96,501,720)	(342,022,486)
Class R5	(788,776)	1,578,614
Class R6	(94,909,133)	(384,588,279)
Net increase (decrease) in net assets resulting from share transactions	(344,294,454)	(520,313,289)
Net increase in net assets	1,400,635,409	66,375,209
Net assets:
Beginning of year	7,802,138,004	7,735,762,795
End of year	$9,202,773,413	$7,802,138,004
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco Global Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$84.62	$(0.04)	$27.59	$27.55	$—	$(9.62)	$(9.62)	$102.55	34.55%(d)	$6,108,660	1.05%(d)	1.05%(d)	(0.05)%(d)	7%
Year ended 10/31/23	79.63	(0.05)	15.59	15.54	—	(10.55)	(10.55)	84.62	20.54(d)	5,099,198	1.06(d)	1.06(d)	(0.05)(d)	7
Year ended 10/31/22	135.11	(0.10)	(46.46)	(46.56)	—	(8.92)	(8.92)	79.63	(36.79)(d)	4,538,019	1.04(d)	1.04(d)	(0.09)(d)	9
Year ended 10/31/21	101.84	(0.52)	40.40	39.88	—	(6.61)	(6.61)	135.11	40.51(d)	8,073,179	1.03(d)	1.03(d)	(0.42)(d)	7
Year ended 10/31/20	90.42	(0.23)	12.95	12.72	(0.51)	(0.79)	(1.30)	101.84	14.17	6,256,292	1.06	1.06	(0.25)	8
Class C
Year ended 10/31/24	71.35	(0.66)	22.98	22.32	—	(9.62)	(9.62)	84.05	33.52	121,722	1.82	1.82	(0.82)	7
Year ended 10/31/23	69.09	(0.59)	13.40	12.81	—	(10.55)	(10.55)	71.35	19.61	117,135	1.83	1.83	(0.82)	7
Year ended 10/31/22	119.28	(0.77)	(40.50)	(41.27)	—	(8.92)	(8.92)	69.09	(37.26)	122,529	1.81	1.81	(0.86)	9
Year ended 10/31/21	91.23	(1.30)	35.96	34.66	—	(6.61)	(6.61)	119.28	39.44	248,647	1.80	1.80	(1.19)	7
Year ended 10/31/20	81.75	(0.85)	11.63	10.78	(0.51)	(0.79)	(1.30)	91.23	13.28	243,600	1.83	1.83	(1.02)	8
Class R
Year ended 10/31/24	82.82	(0.30)	26.95	26.65	—	(9.62)	(9.62)	99.85	34.17	184,912	1.32	1.32	(0.32)	7
Year ended 10/31/23	78.33	(0.27)	15.31	15.04	—	(10.55)	(10.55)	82.82	20.21	154,644	1.33	1.33	(0.32)	7
Year ended 10/31/22	133.38	(0.36)	(45.77)	(46.13)	—	(8.92)	(8.92)	78.33	(36.95)	142,467	1.31	1.31	(0.36)	9
Year ended 10/31/21	100.86	(0.84)	39.97	39.13	—	(6.61)	(6.61)	133.38	40.16	247,549	1.30	1.30	(0.69)	7
Year ended 10/31/20	89.81	(0.48)	12.83	12.35	(0.51)	(0.79)	(1.30)	100.86	13.85	197,067	1.33	1.33	(0.52)	8
Class Y
Year ended 10/31/24	85.77	0.19	28.01	28.20	—	(9.62)	(9.62)	104.35	34.86	1,335,411	0.82	0.82	0.18	7
Year ended 10/31/23	80.42	0.16	15.74	15.90	—	(10.55)	(10.55)	85.77	20.82	1,168,865	0.83	0.83	0.18	7
Year ended 10/31/22	136.06	0.14	(46.86)	(46.72)	—	(8.92)	(8.92)	80.42	(36.63)	1,405,313	0.81	0.81	0.14	9
Year ended 10/31/21	102.29	(0.23)	40.61	40.38	—	(6.61)	(6.61)	136.06	40.84	2,713,045	0.80	0.80	(0.19)	7
Year ended 10/31/20	90.61	(0.01)	12.99	12.98	(0.51)	(0.79)	(1.30)	102.29	14.42	2,093,441	0.83	0.83	(0.02)	8
Class R5
Year ended 10/31/24	86.21	0.27	28.17	28.44	—	(9.62)	(9.62)	105.03	34.97	10,584	0.74	0.74	0.26	7
Year ended 10/31/23	80.72	0.23	15.81	16.04	—	(10.55)	(10.55)	86.21	20.93	9,306	0.74	0.74	0.27	7
Year ended 10/31/22	136.38	0.21	(46.95)	(46.74)	—	(8.92)	(8.92)	80.72	(36.56)	7,132	0.69	0.69	0.26	9
Year ended 10/31/21	102.39	(0.06)	40.66	40.60	—	(6.61)	(6.61)	136.38	41.03	16	0.66	0.66	(0.05)	7
Year ended 10/31/20	90.55	0.14	13.00	13.14	(0.51)	(0.79)	(1.30)	102.39	14.62	12	0.68	0.68	0.13	8
Class R6
Year ended 10/31/24	86.39	0.29	28.24	28.53	—	(9.62)	(9.62)	105.30	34.99	1,441,484	0.72	0.72	0.28	7
Year ended 10/31/23	80.86	0.25	15.83	16.08	—	(10.55)	(10.55)	86.39	20.94	1,252,990	0.72	0.72	0.29	7
Year ended 10/31/22	136.59	0.26	(47.07)	(46.81)	—	(8.92)	(8.92)	80.86	(36.56)	1,520,303	0.69	0.69	0.26	9
Year ended 10/31/21	102.54	(0.07)	40.73	40.66	—	(6.61)	(6.61)	136.59	41.02	2,629,798	0.66	0.66	(0.05)	7
Year ended 10/31/20	90.69	0.13	13.02	13.15	(0.51)	(0.79)	(1.30)	102.54	14.61	1,934,295	0.68	0.68	0.13	8

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2023, the portfolio turnover calculation excludes the value of securities purchased of $580,042,718 in connection with the acquisition of Invesco Global Growth Fund into the Fund.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the years ended October 31, 2024, 2023, 2022 and 2021, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco Global Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8	Invesco Global Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in
9	Invesco Global Fund

short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $66,629 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
10	Invesco Global Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $1.5 billion	0.670%
Next $2.5 billion	0.650%
Next $2.5 billion	0.630%
Next $2.5 billion	0.600%
Next $4 billion	0.580%
Next $8 billion	0.560%
Over $23 billion	0.540%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.65%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $3,668.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $232,598 in front-end sales commissions from the sale of Class A shares and $2,518 and $4,032 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $4,126 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when
11	Invesco Global Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$—	$—	$21,244,913	$21,244,913
Canada	52,183,154	—	—	52,183,154
China	263,140,056	60,437,896	—	323,577,952
Denmark	—	257,962,203	—	257,962,203
France	—	614,327,940	—	614,327,940
Germany	—	402,939,257	—	402,939,257
India	152,534,583	480,934,887	—	633,469,470
Israel	90,353,876	—	—	90,353,876
Italy	—	112,337,368	—	112,337,368
Japan	—	427,444,647	—	427,444,647
Netherlands	—	40,660,818	—	40,660,818
Spain	—	124,526,815	—	124,526,815
Sweden	—	438,378,717	—	438,378,717
Switzerland	—	79,500,993	—	79,500,993
Taiwan	—	104,410,028	—	104,410,028
United States	5,518,469,708	—	—	5,518,469,708
Money Market Funds	4,073,132	111,596,669	—	115,669,801
Total Investments	$6,080,754,509	$3,255,458,238	$21,244,913	$9,357,457,660
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $243,443.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Long-term capital gain	$870,604,176	$993,431,569

12	Invesco Global Fund

Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$985,718,995
Net unrealized appreciation — investments	5,882,582,481
Net unrealized appreciation (depreciation) — foreign currencies	(440,782)
Temporary book/tax differences	(1,448,612)
Late-Year ordinary loss deferral	(206,264)
Capital loss carryforward	(98,475,041)
Shares of beneficial interest	2,435,042,636
Total net assets	$9,202,773,413
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$16,077,238	$82,397,803	$98,475,041
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $653,056,648 and $1,865,555,202, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,006,260,363
Aggregate unrealized (depreciation) of investments	(123,677,882)
Net unrealized appreciation of investments	$5,882,582,481
Cost of investments for tax purposes is $3,474,875,179.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign capital gains taxes, equalization and net operating losses, on October 31, 2024, undistributed net investment income was decreased by $2,795,614, undistributed net realized gain was decreased by $5,056,549 and shares of beneficial interest was increased by $7,852,163. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	2,390,672	$233,195,592	2,368,224	$202,165,910
Class C	168,882	13,659,078	178,803	12,954,616
Class R	254,855	24,313,583	244,691	20,588,467
Class Y	1,585,605	157,476,154	2,065,695	179,124,098
Class R5	11,098	1,063,229	20,128	1,736,814
Class R6	1,683,247	169,332,966	2,000,432	175,551,005
Issued as reinvestment of dividends:
Class A	6,183,134	540,282,065	6,958,562	546,525,437
Class C	212,218	15,298,852	264,391	17,626,964
Class R	207,490	17,694,688	244,159	18,812,469
Class Y	1,277,123	113,319,104	1,891,593	150,268,110
Class R5	11,881	1,060,291	11,125	887,783
Class R6	1,520,600	136,017,676	2,413,503	192,959,584
13	Invesco Global Fund

	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	209,738	$20,355,491	245,439	$20,848,439
Class C	(254,345)	(20,355,491)	(289,810)	(20,848,439)
Issued in connection with acquisitions:(b)
Class A	-	-	5,602,786	453,714,248
Class C	-	-	113,708	7,806,679
Class Y	-	-	199,215	16,324,792
Class R5	-	-	5,997	493,612
Class R6	-	-	38,915	3,209,638
Reacquired:
Class A	(9,478,648)	(925,004,770)	(11,899,292)	(1,009,922,747)
Class C	(320,141)	(25,982,049)	(398,939)	(28,542,799)
Class R	(477,874)	(45,551,864)	(440,391)	(37,010,382)
Class Y	(3,692,906)	(367,296,978)	(8,003,139)	(687,739,486)
Class R5	(30,151)	(2,912,296)	(17,649)	(1,539,595)
Class R6	(4,016,983)	(400,259,775)	(8,752,110)	(756,308,506)
Net increase (decrease) in share activity	(2,554,505)	$(344,294,454)	(4,933,964)	$(520,313,289)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	After the close of business on February 10, 2023, the Fund acquired all the net assets of Invesco Global Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on September 20, 2022. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 5,960,621 shares of the Fund for 35,248,894 shares outstanding of the Target Fund as of the close of business on February 10, 2023. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, February 10, 2023. The Target Fund’s net assets as of the close of business on February 10, 2023 of $481,548,969, including $(101,789,047) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $8,276,255,502 and $8,757,804,471 immediately after the acquisition.
The pro forma results of operations for the year ended October 31, 2023 assuming the reorganization had been completed on November 1, 2022, the beginning of the semi-annual reporting period are as follows:

Net investment income	$1,569,270
Net realized/unrealized gains	1,645,516,904
Change in net assets resulting from operations	$1,647,086,174
         As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since February 11, 2023.
14	Invesco Global Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995.  We have not been able to determine the specific year we began serving as auditor.
15	Invesco Global Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year
16	Invesco Global Fund

periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and below, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for
17	Invesco Global Fund

those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18	Invesco Global Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$879,028,176
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19	Invesco Global Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20	Invesco Global Fund

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SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLBL-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco Global Opportunities Fund
Nasdaq:
A: OPGIX ■ C: OGICX ■ R: OGINX ■ Y: OGIYX ■ R5: GOFFX ■ R6: OGIIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–96.76%
Australia–1.69%
Sonic Healthcare Ltd.	2,758,283	$48,601,826
Brazil–2.74%
Raia Drogasil S.A.	4,159,800	17,514,493
WEG S.A.	6,567,100	61,468,937
		78,983,430
Canada–1.00%
FirstService Corp.	155,059	28,709,886
Denmark–0.79%
Novonesis (Novozymes) B, Class B	363,303	22,830,596
France–3.43%
Gaztransport Et Technigaz S.A.	261,406	38,034,330
Lectra	596,236	16,584,028
Legrand S.A.	391,757	44,216,976
		98,835,334
Germany–1.81%
Carl Zeiss Meditec AG, BR	826,702	52,042,493
Italy–1.45%
Brunello Cucinelli S.p.A.	165,230	16,344,696
Reply S.p.A.	166,674	25,410,570
		41,755,266
Japan–9.60%
Disco Corp.	179,500	51,073,949
DTS Corp.	491,536	12,731,567
Hoshizaki Corp.	704,874	23,167,952
Kakaku.com, Inc.	1,797,253	27,596,786
MISUMI Group, Inc.	1,780,602	28,980,273
Nomura Research Institute Ltd.	1,432,291	42,844,696
Shimano, Inc.	206,602	30,351,820
Sysmex Corp.	3,227,047	59,872,764
		276,619,807
New Zealand–0.79%
Fisher & Paykel Healthcare Corp. Ltd.	1,069,058	22,911,084
Puerto Rico–0.77%
EVERTEC, Inc.	678,659	22,232,869
South Korea–0.66%
NICE Information Service Co. Ltd.	2,361,007	18,953,166
Sweden–2.85%
Addtech AB, Class B	1,116,976	31,098,004
Cellavision AB	879,432	19,228,131
Indutrade AB	1,165,732	31,720,445
		82,046,580
Switzerland–7.81%
EMS-Chemie Holding AG	44,238	34,021,649
Geberit AG	71,702	44,920,457
Givaudan S.A.	8,975	42,608,348
Partners Group Holding AG	27,320	37,587,637
Shares		Value
Switzerland–(continued)
Sonova Holding AG, Class A	97,312	$35,610,111
Straumann Holding AG(a)	230,020	30,325,685
		225,073,887
Taiwan–1.13%
Voltronic Power Technology Corp.	496,000	32,619,051
Thailand–1.30%
Bumrungrad Hospital PCL, Foreign Shares	4,640,041	37,448,057
United Kingdom–4.03%
FDM Group Holdings PLC	4,448,508	20,270,452
MONY Group PLC	1,170,575	2,834,956
Rotork PLC	3,466,789	13,453,255
Sage Group PLC (The)	3,166,893	39,579,106
Spirax Group PLC	478,760	39,962,303
		116,100,072
United States–54.91%
Acuity Brands, Inc.	77,736	23,374,438
Advanced Micro Devices, Inc.(a)	508,077	73,198,653
AGCO Corp.(b)	369,955	36,936,307
Align Technology, Inc.(a)	161,744	33,162,372
Allegion PLC	348,698	48,688,702
Brady Corp., Class A	331,634	23,592,443
Builders FirstSource, Inc.(a)	135,441	23,214,587
Cognex Corp.	773,813	31,130,497
Cohen & Steers, Inc.(b)	302,216	29,849,874
Columbia Sportswear Co.(b)	318,530	25,632,109
Deckers Outdoor Corp.(a)	266,664	42,903,571
Donnelley Financial Solutions, Inc.(a)	471,270	27,493,892
Exponent, Inc.	649,621	61,311,230
Hamilton Lane, Inc., Class A(b)	173,000	31,077,720
ICON PLC(a)	118,884	26,405,325
Innospec, Inc.	192,497	20,747,327
Inter Parfums, Inc.	264,964	32,079,191
Jack Henry & Associates, Inc.	470,703	85,634,997
Lincoln Electric Holdings, Inc.(b)	257,898	49,660,839
Littelfuse, Inc.(b)	99,342	24,302,033
Manhattan Associates, Inc.(a)	219,484	57,803,306
MarketAxess Holdings, Inc.	191,803	55,511,624
New York Times Co. (The), Class A	862,884	48,183,443
NewMarket Corp.(b)	53,270	27,965,152
NVR, Inc.(a)	3,053	27,943,529
Oxford Industries, Inc.(b)	343,263	24,927,759
Packaging Corp. of America	165,707	37,936,961
Pool Corp.(b)	165,157	59,727,377
PTC, Inc.(a)	255,211	47,298,255
QUALCOMM, Inc.	271,719	44,227,702
Reliance, Inc.(b)	166,479	47,669,597
RMR Group, Inc. (The), Class A	473,522	11,397,675
SEI Investments Co.	1,095,843	81,925,223
Simpson Manufacturing Co., Inc.	166,932	30,012,704
Terex Corp.	732,457	37,875,351
Toro Co. (The)(b)	451,799	36,360,784
United Therapeutics Corp.(a)	68,207	25,507,372
Victory Capital Holdings, Inc., Class A	364,241	21,828,963
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Opportunities Fund

Shares		Value
United States–(continued)
Watsco, Inc.	86,108	$40,729,945
WESCO International, Inc.	254,758	48,905,893
Winmark Corp.	48,513	18,090,013
		1,582,224,735
Total Common Stocks & Other Equity Interests (Cost $2,245,216,548)		2,787,988,139
Money Market Funds–0.93%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(c)(d)	9,358,016	9,358,016
Invesco Treasury Portfolio, Institutional Class, 4.73%(c)(d)	17,379,172	17,379,172
Total Money Market Funds (Cost $26,737,188)		26,737,188
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-97.69% (Cost $2,271,953,736)		2,814,725,327
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.08%
Invesco Private Government Fund, 4.84%(c)(d)(e)	23,337,143	$23,337,143
Invesco Private Prime Fund, 4.99%(c)(d)(e)	36,728,685	36,728,472
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $60,065,828)		60,065,615
TOTAL INVESTMENTS IN SECURITIES—99.77% (Cost $2,332,019,564)		2,874,790,942
OTHER ASSETS LESS LIABILITIES–0.23%		6,610,024
NET ASSETS–100.00%		$2,881,400,966
Investment Abbreviations:
BR	– Bearer Shares
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2024.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$57,919,072	$255,189,302	$(303,750,358)	$-	$-	$9,358,016	$1,157,688
Invesco Liquid Assets Portfolio, Institutional Class	41,377,891	138,098,200	(179,490,177)	(7,298)	21,384	-	747,996
Invesco Treasury Portfolio, Institutional Class	66,193,225	341,368,700	(390,182,753)	-	-	17,379,172	1,419,653
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	91,015,773	(67,678,630)	-	-	23,337,143	187,603*
Invesco Private Prime Fund	-	133,294,777	(96,561,811)	(213)	(4,281)	36,728,472	545,181*
Investments in Other Affiliates:
Biocartis Group N.V.	5	-	(5,202)	17,942,168	(17,936,971)	-	-
Cirata PLC	4,829,865	-	(6,156,080)	2,765,067	(1,438,852)	-	-
Comture Corp.	30,208,114	-	(29,465,171)	4,732,227	(5,475,170)	-	122,147
GeNeuro S.A.	2,974,664	-	(2,096,893)	4,464,192	(5,341,963)	-	-
IQE PLC	18,728,932	-	(24,906,064)	75,051,336	(68,874,204)	-	-
PVA TePla AG	29,133,866	-	(33,473,677)	(6,728,151)	11,067,962	-	-
Zotefoams PLC	10,507,468	-	(12,911,437)	6,995,581	(4,591,612)	-	-
Total	$261,873,102	$958,966,752	$(1,146,678,253)	$105,214,909	$(92,573,707)	$86,802,803	$4,180,268

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Opportunities Fund

Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $2,245,216,548)*	$2,787,988,139
Investments in affiliated money market funds, at value (Cost $86,803,016)	86,802,803
Cash	4,000,000
Foreign currencies, at value (Cost $54,823)	54,913
Receivable for:
Investments sold	62,725,521
Fund shares sold	758,850
Dividends	6,874,545
Foreign withholding tax claims	350,353
Interest	24
Investment for trustee deferred compensation and retirement plans	293,494
Other assets	56,640
Total assets	2,949,905,282
Liabilities:
Payable for:
Fund shares reacquired	5,966,443
Accrued foreign taxes	427,924
Collateral upon return of securities loaned	60,065,828
Accrued fees to affiliates	1,322,958
Accrued trustees’ and officers’ fees and benefits	160,495
Accrued other operating expenses	267,174
Trustee deferred compensation and retirement plans	293,494
Total liabilities	68,504,316
Net assets applicable to shares outstanding	$2,881,400,966
Net assets consist of:
Shares of beneficial interest	$2,751,268,406
Distributable earnings	130,132,560
$2,881,400,966
Net Assets:
Class A	$1,556,246,236
Class C	$97,311,870
Class R	$118,476,126
Class Y	$388,467,801
Class R5	$42,471
Class R6	$720,856,462
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	31,768,582
Class C	2,496,581
Class R	2,599,230
Class Y	7,667,090
Class R5	850
Class R6	13,998,626
Class A:
Net asset value per share	$48.99
Maximum offering price per share (Net asset value of $48.99 ÷ 94.50%)	$51.84
Class C:
Net asset value and offering price per share	$38.98
Class R:
Net asset value and offering price per share	$45.58
Class Y:
Net asset value and offering price per share	$50.67
Class R5:
Net asset value and offering price per share	$49.97
Class R6:
Net asset value and offering price per share	$51.49

*	At October 31, 2024, securities with an aggregate value of $59,849,986 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Opportunities Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$192,745
Dividends (net of foreign withholding taxes of $2,650,596)	40,565,041
Dividends from affiliates (includes net securities lending income of $18,439)	3,465,923
Foreign withholding tax claims	2,221,234
Total investment income	46,444,943
Expenses:
Advisory fees	22,996,263
Administrative services fees	478,983
Custodian fees	190,524
Distribution fees:
Class A	4,168,570
Class C	1,202,340
Class R	643,220
Transfer agent fees — A, C, R and Y	4,344,456
Transfer agent fees — R5	41
Transfer agent fees — R6	253,502
Trustees’ and officers’ fees and benefits	100,856
Registration and filing fees	134,526
Reports to shareholders	1,237,090
Professional services fees	139,397
Other	64,173
Total expenses	35,953,941
Less: Fees waived and/or expense offset arrangement(s)	(202,076)
Net expenses	35,751,865
Net investment income	10,693,078
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(3,781,124))	592,765,224
Affiliated investment securities	(92,573,707)
Foreign currencies	514,841
Forward foreign currency contracts	(8,347)
500,698,011
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $427,924)	97,607,942
Affiliated investment securities	105,214,909
Foreign currencies	(6,828)
202,816,023
Net realized and unrealized gain	703,514,034
Net increase in net assets resulting from operations	$714,207,112
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Opportunities Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$10,693,078	$(12,838,403)
Net realized gain (loss)	500,698,011	(897,624,582)
Change in net unrealized appreciation	202,816,023	886,094,055
Net increase (decrease) in net assets resulting from operations	714,207,112	(24,368,930)
Share transactions–net:
Class A	(396,113,850)	(296,425,975)
Class C	(48,864,386)	(43,732,593)
Class R	(30,069,345)	(14,136,949)
Class Y	(289,286,972)	(347,638,613)
Class R5	(4)	(573,549)
Class R6	(297,318,063)	(287,949,652)
Net increase (decrease) in net assets resulting from share transactions	(1,061,652,620)	(990,457,331)
Net increase (decrease) in net assets	(347,445,508)	(1,014,826,261)
Net assets:
Beginning of year	3,228,846,474	4,243,672,735
End of year	$2,881,400,966	$3,228,846,474
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$39.92	$0.11	$8.96	$9.07	$—	$48.99	22.72%(d)	$1,556,246	1.16%(d)	1.17%(d)	0.24%(d)	62%
Year ended 10/31/23	41.51	(0.19)	(1.40)	(1.59)	—	39.92	(3.83)(d)	1,596,178	1.11 (d)	1.12 (d)	(0.41)(d)	29
Year ended 10/31/22	79.58	(0.34)	(33.80)	(34.14)	(3.93)	41.51	(44.95)(d)	1,927,070	1.11 (d)	1.11 (d)	(0.60)(d)	9
Year ended 10/31/21	68.56	(0.57)	18.59	18.02	(7.00)	79.58	26.83 (d)	3,991,359	1.04 (d)	1.04 (d)	(0.71)(d)	7
Year ended 10/31/20	57.92	(0.45)	14.86	14.41	(3.77)	68.56	25.88 (d)	3,359,360	1.10 (d)	1.10 (d)	(0.74)(d)	12
Class C
Year ended 10/31/24	32.01	(0.21)	7.18	6.97	—	38.98	21.77	97,312	1.92	1.93	(0.52)	62
Year ended 10/31/23	33.54	(0.44)	(1.09)	(1.53)	—	32.01	(4.56)	120,384	1.87	1.88	(1.17)	29
Year ended 10/31/22	65.56	(0.63)	(27.46)	(28.09)	(3.93)	33.54	(45.36)	165,705	1.87	1.87	(1.36)	9
Year ended 10/31/21	57.90	(0.98)	15.64	14.66	(7.00)	65.56	25.89	418,630	1.80	1.80	(1.47)	7
Year ended 10/31/20	49.81	(0.77)	12.63	11.86	(3.77)	57.90	24.91	422,919	1.86	1.86	(1.50)	12
Class R
Year ended 10/31/24	37.24	(0.01)	8.35	8.34	—	45.58	22.40	118,476	1.42	1.43	(0.02)	62
Year ended 10/31/23	38.83	(0.29)	(1.30)	(1.59)	—	37.24	(4.10)	122,156	1.37	1.38	(0.67)	29
Year ended 10/31/22	74.88	(0.45)	(31.67)	(32.12)	(3.93)	38.83	(45.08)	139,891	1.37	1.37	(0.86)	9
Year ended 10/31/21	65.02	(0.73)	17.59	16.86	(7.00)	74.88	26.49	274,251	1.30	1.30	(0.97)	7
Year ended 10/31/20	55.25	(0.58)	14.12	13.54	(3.77)	65.02	25.53	233,141	1.36	1.36	(1.00)	12
Class Y
Year ended 10/31/24	41.19	0.23	9.25	9.48	—	50.67	23.02	388,468	0.92	0.93	0.48	62
Year ended 10/31/23	42.73	(0.08)	(1.46)	(1.54)	—	41.19	(3.60)	557,786	0.87	0.88	(0.17)	29
Year ended 10/31/22	81.60	(0.21)	(34.73)	(34.94)	(3.93)	42.73	(44.81)	892,146	0.87	0.87	(0.36)	9
Year ended 10/31/21	70.00	(0.38)	18.98	18.60	(7.00)	81.60	27.13	2,419,916	0.80	0.80	(0.47)	7
Year ended 10/31/20	58.93	(0.31)	15.15	14.84	(3.77)	70.00	26.18	1,940,275	0.86	0.86	(0.50)	12
Class R5
Year ended 10/31/24	40.59	0.26	9.12	9.38	—	49.97	23.11	42	0.86	0.86	0.54	62
Year ended 10/31/23	42.08	(0.05)	(1.44)	(1.49)	—	40.59	(3.54)	35	0.81	0.82	(0.11)	29
Year ended 10/31/22	80.36	(0.16)	(34.19)	(34.35)	(3.93)	42.08	(44.77)	625	0.80	0.80	(0.29)	9
Year ended 10/31/21	68.95	(0.28)	18.69	18.41	(7.00)	80.36	27.28	1,089	0.68	0.68	(0.35)	7
Year ended 10/31/20	58.01	(0.21)	14.92	14.71	(3.77)	68.95	26.38	12	0.70	0.70	(0.34)	12
Class R6
Year ended 10/31/24	41.81	0.31	9.37	9.68	—	51.49	23.15	720,856	0.79	0.79	0.61	62
Year ended 10/31/23	43.32	(0.02)	(1.49)	(1.51)	—	41.81	(3.49)	832,308	0.74	0.75	(0.04)	29
Year ended 10/31/22	82.55	(0.13)	(35.17)	(35.30)	(3.93)	43.32	(44.73)	1,118,236	0.73	0.73	(0.22)	9
Year ended 10/31/21	70.67	(0.30)	19.18	18.88	(7.00)	82.55	27.28	2,117,391	0.68	0.68	(0.35)	7
Year ended 10/31/20	59.37	(0.21)	15.28	15.07	(3.77)	70.67	26.39	1,558,563	0.70	0.70	(0.34)	12

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended
October 31, 2024, 2023, 2022, 2021 and 2020, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Opportunities Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Opportunities Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Global Opportunities Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
9
Invesco Global Opportunities Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $547 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
10
Invesco Global Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $1.5 billion	0.670%
Next $2.5 billion	0.650%
Next $4 billion	0.630%
Over $10 billion	0.610%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.69%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $66,600.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $175,443 in front-end sales commissions from the sale of Class A shares and $23,078 and $9,114 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $72,486 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
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Invesco Global Opportunities Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$48,601,826	$—	$48,601,826
Brazil	78,983,430	—	—	78,983,430
Canada	28,709,886	—	—	28,709,886
Denmark	—	22,830,596	—	22,830,596
France	—	98,835,334	—	98,835,334
Germany	—	52,042,493	—	52,042,493
Italy	—	41,755,266	—	41,755,266
Japan	—	276,619,807	—	276,619,807
New Zealand	—	22,911,084	—	22,911,084
Puerto Rico	22,232,869	—	—	22,232,869
South Korea	—	18,953,166	—	18,953,166
Sweden	—	82,046,580	—	82,046,580
Switzerland	—	225,073,887	—	225,073,887
Taiwan	—	32,619,051	—	32,619,051
Thailand	—	37,448,057	—	37,448,057
United Kingdom	—	116,100,072	—	116,100,072
United States	1,582,224,735	—	—	1,582,224,735
Money Market Funds	26,737,188	60,065,615	—	86,802,803
Total Investments	$1,738,888,108	$1,135,902,834	$—	$2,874,790,942
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(8,347)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$1,184,437
NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended October 31, 2024, the Fund engaged in securities purchases of $37,056,758 and securities sales of $8,136,864, which resulted in net realized gains (losses) of $(3,781,124).
12
Invesco Global Opportunities Fund

NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $135,476.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2024 and 2023.
Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$3,796,425
Net unrealized appreciation — investments	527,229,503
Net unrealized appreciation (depreciation) — foreign currencies	(307,008)
Temporary book/tax differences	(430,453)
Capital loss carryforward	(400,155,907)
Shares of beneficial interest	2,751,268,406
Total net assets	$2,881,400,966
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to distributions.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2024, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$64,054,500	$336,101,407	$400,155,907
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $1,989,460,347 and $2,959,480,598, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$590,212,080
Aggregate unrealized (depreciation) of investments	(62,982,577)
Net unrealized appreciation of investments	$527,229,503
Cost of investments for tax purposes is $2,347,561,439.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on October 31, 2024, undistributed net investment income was increased by $2,513,330 and undistributed net realized gain (loss) was decreased by $2,513,330. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
13
Invesco Global Opportunities Fund

NOTE 12—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	2,093,904	$101,344,954	2,540,384	$118,002,087
Class C	241,681	9,314,589	378,443	14,168,397
Class R	405,309	18,167,443	436,950	18,904,725
Class Y	1,530,315	75,884,664	2,789,887	133,157,630
Class R5	4	192	1,279	61,779
Class R6	3,248,617	164,084,693	4,167,234	201,017,423
Automatic conversion of Class C shares to Class A shares:
Class A	329,812	15,941,625	288,485	13,310,848
Class C	(412,958)	(15,941,625)	(358,454)	(13,310,848)
Reacquired:
Class A	(10,637,149)	(513,400,429)	(9,265,676)	(427,738,910)
Class C	(1,093,337)	(42,237,350)	(1,199,722)	(44,590,142)
Class R	(1,086,042)	(48,236,788)	(759,641)	(33,041,674)
Class Y	(7,404,689)	(365,171,636)	(10,127,065)	(480,796,243)
Class R5	(4)	(196)	(15,279)	(635,328)
Class R6	(9,158,362)	(461,402,756)	(10,074,414)	(488,967,075)
Net increase (decrease) in share activity	(21,942,899)	$(1,061,652,620)	(21,197,589)	$(990,457,331)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco Global Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Opportunities Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995.  We have not been able to determine the specific year we began serving as auditor.
15
Invesco Global Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Opportunities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that the Fund was created in connection with Invesco Ltd.’s
16
Invesco Global Opportunities Fund

acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board considered that the Fund’s stock selection in certain sectors and geographic regions detracted from Fund performance.  The Board also considered that the Fund underwent a change in portfolio management and investment process in 2023. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending
17
Invesco Global Opportunities Fund

services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18
Invesco Global Opportunities Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco Global Opportunities Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco Global Opportunities Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-GLOPP-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco International Small-Mid Company Fund
Nasdaq:
A: OSMAX ■ C: OSMCX ■ R: OSMNX ■ Y: OSMYX ■ R5: INSLX ■ R6: OSCIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–92.34%
Australia–2.15%
ALS Ltd.	4,130,298	$38,128,367
Cochlear Ltd.	188,306	34,862,683
IPH Ltd.	4,792,741	16,863,751
		89,854,801
Austria–0.45%
Fabasoft AG(a)	1,158,103	18,856,280
Brazil–2.78%
Odontoprev S.A.	21,362,340	40,648,643
TOTVS S.A.	5,641,837	29,122,181
WEG S.A.	4,938,000	46,220,343
		115,991,167
Canada–3.05%
CCL Industries, Inc., Class B	1,049,663	61,230,028
Descartes Systems Group, Inc. (The)(b)	639,298	66,416,099
		127,646,127
Denmark–2.04%
ChemoMetec A/S(a)	944,043	55,427,724
Pandora A/S	197,041	29,791,835
		85,219,559
Finland–0.45%
Vaisala OYJ, Class A	385,924	18,743,775
France–4.34%
Alten S.A.	280,277	23,708,656
Interparfums S.A.	816,885	37,310,166
Lectra	915,427	25,462,179
Neurones	921,048	46,728,639
Thermador Groupe	341,478	26,797,964
Vetoquinol S.A.	244,058	21,220,031
		181,227,635
Germany–8.04%
Amadeus Fire AG(a)	317,262	27,096,687
Atoss Software SE	293,774	38,641,475
Carl Zeiss Meditec AG, BR	1,393,746	87,739,011
CTS Eventim AG & Co. KGaA	524,938	55,126,436
FUCHS SE, Preference Shares	857,479	40,020,221
Knorr-Bremse AG	576,009	47,515,484
Nexus AG	168,387	8,807,195
STRATEC SE(a)	798,520	31,156,562
		336,103,071
India–2.99%
AIA Engineering Ltd.	431,253	19,560,274
Britannia Industries Ltd.	403,802	27,453,686
Coforge Ltd.	472,939	42,640,899
Triveni Turbine Ltd.	4,331,294	35,510,667
		125,165,526
Indonesia–0.60%
PT Selamat Sempurna Tbk	205,005,900	25,197,315
Shares		Value
Israel–1.62%
Nice Ltd., ADR(b)(c)	389,881	$67,722,330
Italy–4.17%
Carel Industries S.p.A.(d)	1,047,451	21,528,781
DiaSorin S.p.A.	350,543	38,072,696
Interpump Group S.p.A.	769,350	34,184,349
Recordati Industria Chimica e Farmaceutica S.p.A.	730,939	41,472,029
Technoprobe S.p.A.(b)	2,843,789	19,310,014
Tinexta S.p.A.	1,686,034	19,876,786
		174,444,655
Japan–22.43%
As One Corp.	1,607,552	30,062,606
Azbil Corp.	8,221,800	63,932,365
Disco Corp.	89,500	25,465,841
Fujimi, Inc.	288,000	4,430,908
Fukui Computer Holdings, Inc.(a)	1,288,700	22,723,421
Funai Soken Holdings, Inc.	1,428,000	22,729,117
Japan Elevator Service Holdings Co. Ltd.	2,861,200	54,784,512
JCU Corp.	794,900	18,322,337
Katitas Co. Ltd.(c)	2,617,300	33,184,862
Medikit Co. Ltd.	587,400	10,850,776
MEITEC Group Holdings, Inc.	2,010,458	38,526,928
MISUMI Group, Inc.	2,043,700	33,262,337
MonotaRO Co. Ltd.	2,073,720	31,284,843
NSD Co. Ltd.	2,075,694	44,830,826
OBIC Business Consultants Co. Ltd.	921,500	40,735,852
OBIC Co. Ltd.	2,951,200	96,437,596
SCSK Corp.	1,836,300	34,264,789
Seria Co. Ltd.	2,551,100	53,297,155
Shimano, Inc.	218,500	32,099,751
SHO-BOND Holdings Co. Ltd.	1,249,200	43,945,018
SMS Co. Ltd.	2,729,900	30,603,460
Sysmex Corp.	2,726,800	50,591,470
TechnoPro Holdings, Inc.	2,213,000	39,498,448
TKC Corp.	1,281,318	33,227,354
USS Co. Ltd.	3,885,796	32,542,652
Zuken, Inc.	673,500	15,959,016
		937,594,240
Jersey–0.91%
JTC PLC(d)	2,864,392	37,844,941
Mexico–0.79%
Gruma S.A.B. de C.V., Class B	1,922,700	33,212,326
Netherlands–0.75%
IMCD N.V.	197,522	31,404,231
Norway–0.32%
Medistim ASA	910,000	13,228,698
South Africa–0.32%
Hudaco Industries Ltd.	1,152,305	13,165,804
South Korea–1.57%
Coway Co. Ltd.	607,799	27,768,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco International Small-Mid Company Fund

Shares		Value
South Korea–(continued)
NICE Information Service Co. Ltd.	2,163,979	$17,371,508
Park Systems Corp.	132,137	20,293,340
		65,433,393
Sweden–9.78%
Addtech AB, Class B	1,216,806	33,877,396
Biotage AB	2,242,631	33,681,780
Bravida Holding AB(d)	2,905,013	21,566,179
Epiroc AB, Class A	1,601,585	31,279,426
Hexpol AB	2,919,869	27,765,166
Karnov Group AB(a)(b)	7,390,153	55,403,705
Lifco AB, Class B	1,364,360	40,709,647
Loomis AB	867,138	27,166,683
MIPS AB(d)	1,027,342	50,389,154
Mycronic AB	1,016,349	39,594,285
Sdiptech AB, Class B(b)	1,258,877	28,426,587
SmartCraft ASA(b)	6,944,820	18,818,554
		408,678,562
Switzerland–8.19%
Belimo Holding AG	63,403	42,000,199
Bossard Holding AG, Class A	94,083	22,605,334
Forbo Holding AG	15,828	15,560,831
Interroll Holding AG, Class R	10,098	26,555,512
Kardex Holding AG	109,309	33,345,759
LEM Holding S.A.	23,673	31,562,132
Partners Group Holding AG	52,273	71,918,687
Tecan Group AG, Class R(b)	107,703	27,213,558
VZ Holding AG	444,398	71,710,285
		342,472,297
Taiwan–1.43%
Advantech Co. Ltd.	2,983,726	29,240,694
Nien Made Enterprise Co. Ltd.	2,034,000	30,309,126
		59,549,820
United Kingdom–12.30%
Bunzl PLC	987,426	43,471,003
Diploma PLC	687,075	37,771,067
Greggs PLC	897,298	31,813,062
Halma PLC	1,364,078	43,576,416
Hill & Smith PLC	1,179,402	30,847,215
Howden Joinery Group PLC	3,233,472	35,180,517
IMI PLC	1,936,890	41,254,355
Shares		Value
United Kingdom–(continued)
Intertek Group PLC	442,122	$26,541,265
Rathbones Group PLC	1,752,781	37,681,774
Restore PLC(a)	8,783,843	28,887,925
Rightmove PLC	4,150,096	31,601,160
Rotork PLC	9,078,704	35,230,907
Spirax Group PLC	487,520	40,693,504
Weir Group PLC (The)	1,842,070	49,607,061
		514,157,231
United States–0.87%
ICON PLC(b)	164,004	36,426,928
Total Common Stocks & Other Equity Interests (Cost $2,871,592,832)		3,859,340,712
Exchange-Traded Funds–3.71%
United States–3.71%
Vanguard Total International Stock ETF(c) (Cost $159,516,460)	2,506,900	155,051,764
Money Market Funds–1.03%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(a)(e)	15,036,809	15,036,809
Invesco Treasury Portfolio, Institutional Class, 4.73%(a)(e)	27,925,503	27,925,503
Total Money Market Funds (Cost $42,962,312)		42,962,312
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-97.08% (Cost $3,074,071,604)		4,057,354,788
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.25%
Invesco Private Government Fund, 4.84%(a)(e)(f)	14,492,353	14,492,353
Invesco Private Prime Fund, 4.99%(a)(e)(f)	37,724,878	37,736,196
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,228,751)		52,228,549
TOTAL INVESTMENTS IN SECURITIES—98.33% (Cost $3,126,300,355)		4,109,583,337
OTHER ASSETS LESS LIABILITIES–1.67%		69,970,824
NET ASSETS–100.00%		$4,179,554,161
Investment Abbreviations:
ADR	– American Depositary Receipt
BR	– Bearer Shares
ETF	– Exchange-Traded Fund
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco International Small-Mid Company Fund

Notes to Schedule of Investments:
(a)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$181,470,889	$310,383,004	$(476,817,084)	$-	$-	$15,036,809	$945,365
Invesco Liquid Assets Portfolio, Institutional Class	129,624,018	123,677,175	(253,299,474)	(6,787)	5,068	-	482,154
Invesco Treasury Portfolio, Institutional Class	207,395,301	456,666,466	(636,136,264)	-	-	27,925,503	1,274,749
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	576,736	234,808,631	(220,893,014)	-	-	14,492,353	485,920*
Invesco Private Prime Fund	1,483,371	502,268,292	(466,013,636)	(306)	(1,525)	37,736,196	1,326,235*
Investments in Other Affiliates:
Alpha Financial Markets Consulting PLC	32,146,813	-	(44,021,513)	2,645,096	9,229,604	-	325,182
Amadeus Fire AG	33,951,718	2,687,762	(74,622)	(9,439,314)	(28,857)	27,096,687	1,178,437
Antares Vision S.p.A.	5,593,730	-	(3,644,153)	16,087,068	(18,036,645)	-	-
Cashbuild Ltd.	11,085,117	1,881,633	(12,846,675)	1,236,835	(1,356,910)	-	206,500
ChemoMetec A/S	41,985,675	17,847,003	(27,911,456)	30,007,528	(6,501,026)	55,427,724	467,440
Fabasoft AG	21,658,352	-	(193,878)	(2,288,677)	(319,517)	18,856,280	91,835
Fukui Computer Holdings, Inc.	27,877,335	-	(6,233,789)	5,772,026	(4,692,151)	22,723,421	628,668
Karnov Group AB	32,538,602	9,971,555	(9,249,773)	21,604,363	538,958	55,403,705	-
New Work SE	25,133,830	-	(24,719,550)	22,412,364	(22,826,644)	-	280,918
Restore PLC	27,015,721	-	(9,295,299)	15,313,326	(4,145,823)	28,887,925	744,358
Sdiptech AB**	43,769,679	2,155,971	(28,632,959)	(1,541,082)	12,674,978	28,426,587	-
STRATEC SE	33,432,059	6,640,934	(4,134,611)	(1,201,642)	(3,580,178)	31,156,562	386,462
Total	$856,738,946	$1,668,988,426	$(2,224,117,750)	$100,600,798	$(39,040,668)	$363,169,752	$8,824,223

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
**	As of October 31, 2024, this security was no longer an affiliate of the Fund.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2024.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $131,329,055, which represented 3.14% of the Fund’s Net Assets.
(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco International Small-Mid Company Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $2,788,158,260)*	$3,774,840,172
Investments in affiliates, at value (Cost $338,142,095)	334,743,165
Cash	3,000,000
Foreign currencies, at value (Cost $3,429,974)	3,438,945
Receivable for:
Investments sold	101,180,184
Fund shares sold	2,690,124
Dividends	27,194,129
Investment for trustee deferred compensation and retirement plans	238,622
Other assets	74,682
Total assets	4,247,400,023
Liabilities:
Payable for:
Fund shares reacquired	3,881,856
Accrued foreign taxes	10,058,703
Collateral upon return of securities loaned	52,228,751
Accrued fees to affiliates	1,096,558
Accrued trustees’ and officers’ fees and benefits	58,914
Accrued other operating expenses	282,458
Trustee deferred compensation and retirement plans	238,622
Total liabilities	67,845,862
Net assets applicable to shares outstanding	$4,179,554,161
Net assets consist of:
Shares of beneficial interest	$2,949,808,743
Distributable earnings	1,229,745,418
$4,179,554,161
Net Assets:
Class A	$682,141,756
Class C	$11,756,871
Class R	$57,633,541
Class Y	$1,203,546,981
Class R5	$395,820
Class R6	$2,224,079,192
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,224,419
Class C	328,551
Class R	1,484,598
Class Y	28,835,247
Class R5	9,334
Class R6	52,949,137
Class A:
Net asset value per share	$42.04
Maximum offering price per share (Net asset value of $42.04 ÷ 94.50%)	$44.49
Class C:
Net asset value and offering price per share	$35.78
Class R:
Net asset value and offering price per share	$38.82
Class Y:
Net asset value and offering price per share	$41.74
Class R5:
Net asset value and offering price per share	$42.41
Class R6:
Net asset value and offering price per share	$42.00

*	At October 31, 2024, securities with an aggregate value of $50,112,977 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco International Small-Mid Company Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$387,758
Dividends (net of foreign withholding taxes of $9,276,252)	76,278,418
Dividends from affiliates (includes net securities lending income of $98,091)	7,110,159
Foreign withholding tax claims	1,980,460
Total investment income	85,756,795
Expenses:
Advisory fees	44,475,171
Administrative services fees	697,893
Custodian fees	501,780
Distribution fees:
Class A	1,794,254
Class C	164,193
Class R	313,629
Transfer agent fees — A, C, R and Y	3,827,995
Transfer agent fees — R5	469
Transfer agent fees — R6	759,541
Trustees’ and officers’ fees and benefits	73,530
Registration and filing fees	198,439
Reports to shareholders	1,006,226
Professional services fees	148,219
Other	100,860
Total expenses	54,062,199
Less: Fees waived and/or expense offset arrangement(s)	(86,317)
Net expenses	53,975,882
Net investment income	31,780,913
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $3,865,292) (includes net gains (losses) from securities sold to affiliates of $(2,928,545))	404,846,715
Affiliated investment securities	(39,040,668)
Foreign currencies	214,926
Forward foreign currency contracts	(6,762)
366,014,211
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $5,936,707)	370,983,488
Affiliated investment securities	100,600,798
Foreign currencies	(384,742)
471,199,544
Net realized and unrealized gain	837,213,755
Net increase in net assets resulting from operations	$868,994,668
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco International Small-Mid Company Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$31,780,913	$28,627,462
Net realized gain	366,014,211	134,549,029
Change in net unrealized appreciation (depreciation)	471,199,544	(61,339,914)
Net increase in net assets resulting from operations	868,994,668	101,836,577
Distributions to shareholders from distributable earnings:
Class A	(18,392,780)	(2,304,691)
Class C	(412,802)	(138,622)
Class R	(1,534,744)	(203,404)
Class Y	(45,080,252)	(10,547,704)
Class R5	(13,554)	(2,703)
Class R6	(68,977,194)	(13,599,761)
Total distributions from distributable earnings	(134,411,326)	(26,796,885)
Share transactions–net:
Class A	(103,942,848)	(120,572,365)
Class C	(13,231,089)	(22,188,558)
Class R	(8,394,513)	(6,764,006)
Class Y	(604,461,152)	(419,382,995)
Class R5	(139,845)	89,342
Class R6	(300,026,316)	286,814,004
Net increase (decrease) in net assets resulting from share transactions	(1,030,195,763)	(282,004,578)
Net increase (decrease) in net assets	(295,612,421)	(206,964,886)
Net assets:
Beginning of year	4,475,166,582	4,682,131,468
End of year	$4,179,554,161	$4,475,166,582
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco International Small-Mid Company Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$36.15	$0.16	$6.74	$6.90	$(0.36)	$(0.65)	$(1.01)	$42.04	19.19%(d)	$682,142	1.38%(d)	1.38%(d)	0.39%(d)	21%
Year ended 10/31/23	36.30	0.15	(0.19)(e)	(0.04)	—	(0.11)	(0.11)	36.15	(0.15)(d)	676,005	1.35(d)	1.35(d)	0.37(d)	26
Year ended 10/31/22	63.38	0.04	(21.41)	(21.37)	(0.02)	(5.69)	(5.71)	36.30	(36.72)(d)	787,042	1.33(d)	1.33(d)	0.10(d)	20
Year ended 10/31/21	51.69	0.02	16.17	16.19	—	(4.50)	(4.50)	63.38	33.13(d)	1,439,340	1.31(d)	1.31(d)	0.04(d)	24
Year ended 10/31/20	48.20	(0.10)	5.95	5.85	(0.18)	(2.18)	(2.36)	51.69	12.53(d)	1,199,225	1.34(d)	1.34(d)	(0.22)(d)	73
Class C
Year ended 10/31/24	30.81	(0.13)	5.75	5.62	—	(0.65)	(0.65)	35.78	18.30	11,757	2.14	2.14	(0.37)	21
Year ended 10/31/23	31.19	(0.13)	(0.14)(e)	(0.27)	—	(0.11)	(0.11)	30.81	(0.91)	21,483	2.11	2.11	(0.39)	26
Year ended 10/31/22	55.66	(0.27)	(18.51)	(18.78)	—	(5.69)	(5.69)	31.19	(37.20)	41,813	2.09	2.09	(0.66)	20
Year ended 10/31/21	46.22	(0.37)	14.31	13.94	—	(4.50)	(4.50)	55.66	32.10	117,303	2.07	2.07	(0.72)	24
Year ended 10/31/20	43.62	(0.41)	5.34	4.93	(0.15)	(2.18)	(2.33)	46.22	11.70	135,265	2.10	2.10	(0.98)	73
Class R
Year ended 10/31/24	33.44	0.05	6.24	6.29	(0.26)	(0.65)	(0.91)	38.82	18.89	57,634	1.64	1.64	0.13	21
Year ended 10/31/23	33.68	0.04	(0.17)(e)	(0.13)	—	(0.11)	(0.11)	33.44	(0.43)	56,784	1.61	1.61	0.11	26
Year ended 10/31/22	59.34	(0.07)	(19.90)	(19.97)	—	(5.69)	(5.69)	33.68	(36.87)	63,205	1.59	1.59	(0.16)	20
Year ended 10/31/21	48.78	(0.12)	15.18	15.06	—	(4.50)	(4.50)	59.34	32.76	106,435	1.57	1.57	(0.22)	24
Year ended 10/31/20	45.70	(0.21)	5.63	5.42	(0.16)	(2.18)	(2.34)	48.78	12.26	88,420	1.60	1.60	(0.48)	73
Class Y
Year ended 10/31/24	35.90	0.27	6.69	6.96	(0.47)	(0.65)	(1.12)	41.74	19.50	1,203,547	1.14	1.14	0.63	21
Year ended 10/31/23	36.06	0.25	(0.20)(e)	0.05	(0.10)	(0.11)	(0.21)	35.90	0.07	1,554,427	1.11	1.11	0.61	26
Year ended 10/31/22	63.00	0.15	(21.23)	(21.08)	(0.17)	(5.69)	(5.86)	36.06	(36.55)	1,943,233	1.09	1.09	0.34	20
Year ended 10/31/21	51.29	0.16	16.05	16.21	—	(4.50)	(4.50)	63.00	33.45	4,039,299	1.07	1.07	0.28	24
Year ended 10/31/20	47.75	0.02	5.90	5.92	(0.20)	(2.18)	(2.38)	51.29	12.81	3,240,701	1.10	1.10	0.02	73
Class R5
Year ended 10/31/24	36.49	0.30	6.80	7.10	(0.53)	(0.65)	(1.18)	42.41	19.57	396	1.07	1.07	0.70	21
Year ended 10/31/23	36.64	0.30	(0.19)(e)	0.11	(0.15)	(0.11)	(0.26)	36.49	0.22	459	0.99	0.99	0.73	26
Year ended 10/31/22	63.92	0.19	(21.57)	(21.38)	(0.21)	(5.69)	(5.90)	36.64	(36.51)	379	1.00	1.00	0.43	20
Year ended 10/31/21	51.94	0.20	16.28	16.48	—	(4.50)	(4.50)	63.92	33.55	512	1.00	1.00	0.35	24
Year ended 10/31/20	48.26	0.07	5.99	6.06	(0.20)	(2.18)	(2.38)	51.94	12.99	191	0.99	0.99	0.13	73
Class R6
Year ended 10/31/24	36.13	0.32	6.73	7.05	(0.53)	(0.65)	(1.18)	42.00	19.62	2,224,079	1.00	1.00	0.77	21
Year ended 10/31/23	36.30	0.30	(0.19)(e)	0.11	(0.17)	(0.11)	(0.28)	36.13	0.21	2,166,008	0.99	0.99	0.73	26
Year ended 10/31/22	63.39	0.21	(21.37)	(21.16)	(0.24)	(5.69)	(5.93)	36.30	(36.48)	1,846,459	0.97	0.97	0.46	20
Year ended 10/31/21	51.52	0.23	16.14	16.37	—	(4.50)	(4.50)	63.39	33.62	3,227,212	0.95	0.95	0.40	24
Year ended 10/31/20	47.90	0.08	5.93	6.01	(0.21)	(2.18)	(2.39)	51.52	12.97	2,532,327	0.95	0.95	0.17	73

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(e)	Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco International Small-Mid Company Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco International Small-Mid Company Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9	Invesco International Small-Mid Company Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
10	Invesco International Small-Mid Company Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $4,298 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
11	Invesco International Small-Mid Company Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
Up to $500 million	1.000%
Next $500 million	0.950%
Next $4 billion	0.920%
Next $5 billion	0.900%
Next $10 billion	0.880%
Over $20 billion	0.870%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.92%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $51,648.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $31,004 in front-end sales commissions from the sale of Class A shares and $751 and $552 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $5,001 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
12	Invesco International Small-Mid Company Fund

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$89,854,801	$—	$89,854,801
Austria	—	18,856,280	—	18,856,280
Brazil	115,991,167	—	—	115,991,167
Canada	127,646,127	—	—	127,646,127
Denmark	—	85,219,559	—	85,219,559
Finland	—	18,743,775	—	18,743,775
France	—	181,227,635	—	181,227,635
Germany	—	336,103,071	—	336,103,071
India	—	125,165,526	—	125,165,526
Indonesia	—	25,197,315	—	25,197,315
Israel	67,722,330	—	—	67,722,330
Italy	—	174,444,655	—	174,444,655
Japan	—	937,594,240	—	937,594,240
Jersey	—	37,844,941	—	37,844,941
Mexico	33,212,326	—	—	33,212,326
Netherlands	—	31,404,231	—	31,404,231
Norway	—	13,228,698	—	13,228,698
South Africa	—	13,165,804	—	13,165,804
South Korea	—	65,433,393	—	65,433,393
Sweden	—	408,678,562	—	408,678,562
Switzerland	—	342,472,297	—	342,472,297
Taiwan	—	59,549,820	—	59,549,820
United Kingdom	—	514,157,231	—	514,157,231
United States	191,478,692	—	—	191,478,692
Money Market Funds	42,962,312	52,228,549	—	95,190,861
Total Investments	$579,012,954	$3,530,570,383	$—	$4,109,583,337
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(6,762)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$47,887
NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common
13	Invesco International Small-Mid Company Fund

officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended October 31, 2024, the Fund engaged in securities sales of $37,056,758, which resulted in net realized gains (losses) of $(2,928,545).
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $34,669.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$56,811,435	$13,278,778
Long-term capital gain	77,599,891	13,518,107
Total distributions	$134,411,326	$26,796,885

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$103,396,730
Undistributed long-term capital gain	254,879,686
Net unrealized appreciation — investments	871,822,717
Net unrealized appreciation (depreciation) — foreign currencies	(80,354)
Temporary book/tax differences	(273,361)
Shares of beneficial interest	2,949,808,743
Total net assets	$4,179,554,161
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $1,007,925,061 and $2,024,639,502, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,029,046,478
Aggregate unrealized (depreciation) of investments	(157,223,761)
Net unrealized appreciation of investments	$871,822,717
Cost of investments for tax purposes is $3,237,760,620.
14	Invesco International Small-Mid Company Fund

NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2024, undistributed net investment income was increased by $9,247,796, undistributed net realized gain was decreased by $66,378,796 and shares of beneficial interest was increased by $57,131,000. This reclassification had no effect on the net assets of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	1,787,753	$75,709,318	1,292,729	$52,996,977
Class C	54,731	1,990,786	59,476	2,085,847
Class R	137,042	5,313,928	134,471	5,077,997
Class Y	5,144,001	214,115,728	7,692,768	310,458,307
Class R5	1,332	56,654	2,516	101,108
Class R6	11,626,535	490,419,995	23,055,678	852,592,805
Issued as reinvestment of dividends:
Class A	416,708	16,980,836	50,623	2,064,418
Class C	11,043	385,504	3,680	128,774
Class R	40,653	1,533,024	5,355	202,472
Class Y	873,435	35,260,562	191,994	7,758,460
Class R5	325	13,303	65	2,648
Class R6	1,649,677	66,943,898	315,333	12,808,815
Automatic conversion of Class C shares to Class A shares:
Class A	247,160	10,425,279	391,204	15,795,698
Class C	(289,174)	(10,425,279)	(457,337)	(15,795,698)
Reacquired:
Class A	(4,926,736)	(207,058,281)	(4,714,793)	(191,429,458)
Class C	(145,248)	(5,182,100)	(249,081)	(8,607,481)
Class R	(391,041)	(15,241,465)	(318,646)	(12,044,475)
Class Y	(20,477,849)	(853,837,442)	(18,484,806)	(737,599,762)
Class R5	(4,915)	(209,802)	(342)	(14,414)
Class R6	(20,282,935)	(857,390,209)	(14,284,972)	(578,587,616)
Net increase (decrease) in share activity	(24,527,503)	$(1,030,195,763)	(5,314,085)	$(282,004,578)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 12% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
15	Invesco International Small-Mid Company Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Small-Mid Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Small-Mid Company Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995.  We have not been able to determine the specific year we began serving as auditor.
16	Invesco International Small-Mid Company Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Small-Mid Company Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex USA Small Mid Cap Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods, and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the
17	Invesco International Small-Mid Company Fund

five year period.  The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s actual management fees, contractual management fees, and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate before the application of advisory fee waivers/expense limitations) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2023.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent
18	Invesco International Small-Mid Company Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
19	Invesco International Small-Mid Company Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$134,734,891
Qualified Dividend Income*	95.12%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.1051	per share
Foreign Source Income	$0.9048	per share
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
20	Invesco International Small-Mid Company Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21	Invesco International Small-Mid Company Fund

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SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	O-ISMC-NCSR

Annual Financial Statements and Other Information	October 31, 2024
Invesco MSCI World SRI Index Fund
Nasdaq:
A: VSQAX ■ C: VSQCX ■ R: VSQRX ■ Y: VSQYX ■ R5: VSQFX ■ R6: VSQSX

2	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Approval of Investment Advisory and Sub-Advisory Contracts
22	Tax Information
23	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024
Shares		Value
Common Stocks & Other Equity Interests–97.17%
Australia–1.63%
Ampol Ltd.	249	$4,559
APA Group	1,580	7,235
ASX Ltd.	141	6,005
BlueScope Steel Ltd.	568	7,548
Brambles Ltd.	1,106	13,316
Cochlear Ltd.	63	11,664
CSL Ltd.	455	85,429
Goodman Group	1,623	38,756
GPT Group (The)	2,682	8,309
James Hardie Industries PLC, CDI(a)	421	13,427
Northern Star Resources Ltd.	832	9,655
Orica Ltd.	658	7,474
QBE Insurance Group Ltd.	1,449	16,359
Suncorp Group Ltd.	1,096	12,856
Transurban Group	2,817	23,477
WiseTech Global Ltd.	129	9,904
		275,973
Austria–0.06%
Mondi PLC	279	4,518
Verbund AG	64	5,271
		9,789
Belgium–0.13%
Ageas S.A./N.V.	162	8,454
KBC Group N.V.	189	13,767
		22,221
Canada–3.58%
Agnico Eagle Mines Ltd.	492	42,467
Bank of Nova Scotia (The)	1,140	58,697
Canadian National Railway Co.	525	56,691
Canadian Tire Corp. Ltd., Class A	82	8,726
CGI, Inc., Class A(a)	122	13,515
Dollarama, Inc.	277	28,825
Fortis, Inc.	514	22,234
Gildan Activewear, Inc.	175	8,564
Metro, Inc.	148	8,790
National Bank of Canada	333	31,761
Nutrien Ltd.	462	22,029
Open Text Corp.	177	5,309
Parkland Corp.	303	7,051
Pembina Pipeline Corp.	563	23,553
RB Global, Inc.	162	13,726
Saputo, Inc.	375	7,153
Shopify, Inc., Class A(a)	1,236	96,689
Sun Life Financial, Inc.	533	29,553
TELUS Corp.	493	7,793
Toronto-Dominion Bank (The)	1,810	100,058
WSP Global, Inc.	70	12,512
		605,696
China–0.68%
NXP Semiconductors N.V.	251	58,860
Shares		Value
China–(continued)
Prosus N.V.	1,349	$56,886
		115,746
Denmark–2.34%
Novo Nordisk A/S, Class B	2,989	335,261
Novonesis (Novozymes) B, Class B	326	20,486
Orsted A/S(a)(b)	141	8,299
Pandora A/S	85	12,852
Vestas Wind Systems A/S(a)	980	18,676
		395,574
Finland–0.49%
Elisa OYJ	152	7,243
Kesko OYJ, Class B	349	7,496
Kone OYJ, Class B	255	13,984
Metso OYJ	479	4,559
Neste OYJ	307	4,929
Sampo OYJ	318	14,101
Stora Enso OYJ, Class R	489	5,457
UPM-Kymmene OYJ	498	14,654
Wartsila OYJ Abp	507	9,710
		82,133
France–2.30%
AXA S.A.	1,784	66,984
Cie Generale des Etablissements Michelin S.C.A.	665	22,474
Credit Agricole S.A.	1,006	15,420
Danone S.A.	618	44,149
Hermes International S.C.A.	33	75,001
Publicis Groupe S.A.	187	19,875
Rexel S.A.	271	7,467
Schneider Electric SE	533	138,073
		389,443
Germany–1.28%
adidas AG	155	37,121
Deutsche Boerse AG	179	41,578
GEA Group AG	124	6,108
Henkel AG & Co. KGaA, Preference Shares	224	19,397
LEG Immobilien SE	80	7,557
Merck KGaA	123	20,335
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	134	68,525
Puma SE	145	6,612
Zalando SE(a)(b)	295	8,930
		216,163
Hong Kong–0.61%
AIA Group Ltd.	11,200	88,394
Hang Seng Bank Ltd.	600	7,339
MTR Corp. Ltd.	2,000	7,277
		103,010
Ireland–0.07%
Kerry Group PLC, Class A	110	10,986
Italy–0.38%
Assicurazioni Generali S.p.A.	958	26,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2	Invesco MSCI World SRI Index Fund

Shares		Value
Italy–(continued)
Coca-Cola HBC AG(a)	239	$8,363
FinecoBank Banca Fineco S.p.A.	393	6,274
Mediobanca Banca di Credito Finanziario S.p.A.	460	7,589
Moncler S.p.A.	141	7,833
Poste Italiane S.p.A.(b)	601	8,451
		65,072
Japan–5.88%
Ajinomoto Co., Inc.	400	15,366
Asahi Kasei Corp.	900	6,209
Bridgestone Corp.	500	17,818
Concordia Financial Group Ltd.	1,400	6,935
Daikin Industries Ltd.	300	36,017
Daiwa Securities Group, Inc.	1,100	7,196
FANUC Corp.	900	23,878
Fujitsu Ltd.	1,800	34,606
Hitachi Ltd.	4,500	113,062
Hoya Corp.	300	40,138
IBIDEN Co. Ltd.	300	9,529
JFE Holdings, Inc.	700	8,428
Kao Corp.	400	17,630
KDDI Corp.	1,400	43,651
Kubota Corp.	900	11,499
LY Corp.	3,300	9,002
MatsukiyoCocokara & Co.	600	8,169
Mitsubishi Chemical Group Corp.	1,500	8,094
Mitsubishi Estate Co. Ltd.	1,100	16,267
NEC Corp.	200	17,018
Nitto Denko Corp.	1,000	16,454
Nomura Research Institute Ltd.	300	8,974
Omron Corp.	300	11,844
Oriental Land Co. Ltd.	1,000	24,167
ORIX Corp.	1,200	25,284
Pan Pacific International Holdings Corp.	300	7,442
Rakuten Group, Inc.(a)	1,700	10,147
Renesas Electronics Corp.	1,400	18,758
SECOM Co. Ltd.	400	14,225
Seiko Epson Corp.	500	9,088
Sekisui House Ltd.	400	9,661
SG Holdings Co. Ltd.	800	8,023
Shiseido Co. Ltd.	300	6,475
SoftBank Corp.	27,000	33,990
Sompo Holdings, Inc.	800	17,151
Sony Group Corp.	6,000	105,585
Sumitomo Metal Mining Co. Ltd.	300	8,295
Sumitomo Mitsui Financial Group, Inc.	3,600	76,372
Sysmex Corp.	500	9,277
T&D Holdings, Inc.	400	6,385
TDK Corp.	1,500	17,633
Tokio Marine Holdings, Inc.	1,900	68,431
Toray Industries, Inc.	1,700	9,245
Unicharm Corp.	400	12,898
Yamaha Motor Co. Ltd.	900	7,867
		994,183
Netherlands–0.48%
Akzo Nobel N.V.	144	9,189
Koninklijke Ahold Delhaize N.V.	728	24,023
Koninklijke KPN N.V.	2,176	8,507
Shares		Value
Netherlands–(continued)
Wolters Kluwer N.V.	237	$39,836
		81,555
New Zealand–0.03%
Meridian Energy Ltd.	1,313	4,663
Norway–0.21%
DNB Bank ASA	692	14,340
Mowi ASA	457	7,879
Orkla ASA	740	6,836
Telenor ASA	492	6,048
		35,103
Singapore–0.14%
CapitaLand Ascendas REIT	4,100	8,308
CapitaLand Integrated Commercial Trust	4,600	6,989
CapitaLand Investment Ltd.	3,800	8,028
		23,325
Spain–0.31%
Amadeus IT Group S.A.	431	31,245
Cellnex Telecom S.A.(b)	426	15,645
Redeia Corp. S.A.	322	5,962
		52,852
Sweden–0.33%
Boliden AB	242	7,571
Essity AB, Class B	400	11,303
Svenska Cellulosa AB S.C.A., Class B	423	5,600
Svenska Handelsbanken AB, Class A	1,460	15,170
Tele2 AB, Class B	579	6,076
Telia Co. AB	3,275	9,525
		55,245
Switzerland–1.94%
ABB Ltd.	1,449	80,522
DSM-Firmenich AG	178	21,108
Givaudan S.A.	9	42,727
Julius Baer Group Ltd.	139	8,475
Kuehne + Nagel International AG, Class R	37	9,237
Lonza Group AG	72	44,303
SGS S.A.	100	10,587
SIG Group AG(a)	382	8,244
Sonova Holding AG, Class A	38	13,906
Zurich Insurance Group AG	152	89,620
		328,729
Taiwan–1.53%
ASML Holding N.V.	385	259,155
United Kingdom–2.81%
3i Group PLC	937	38,424
Admiral Group PLC	182	6,023
Associated British Foods PLC	251	7,214
Barratt Redrow PLC	1,232	7,098
Berkeley Group Holdings PLC (The)	120	6,848
DCC PLC	118	7,465
Informa PLC	982	10,259
Intertek Group PLC	89	5,343
J Sainsbury PLC	1,618	5,571
Kingfisher PLC	1,562	5,907
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3	Invesco MSCI World SRI Index Fund

Shares		Value
United Kingdom–(continued)
Land Securities Group PLC	957	$7,433
Legal & General Group PLC	4,006	11,236
M&G PLC	3,152	7,897
National Grid PLC	4,458	55,975
Pearson PLC	540	7,930
RELX PLC	1,950	89,426
Schroders PLC	1,137	5,038
Segro PLC	825	8,359
SSE PLC	1,004	22,814
Taylor Wimpey PLC	4,296	8,122
Unilever PLC	2,458	149,943
		474,325
United States–69.96%
Adobe, Inc.(a)	424	202,706
Agilent Technologies, Inc.	288	37,529
Allegion PLC	65	9,076
Ally Financial, Inc.	283	9,919
American Express Co.	571	154,216
American Tower Corp.	441	94,171
American Water Works Co., Inc.	191	26,379
Ameriprise Financial, Inc.	102	52,051
Amgen, Inc.	523	167,444
Annaly Capital Management, Inc.	329	6,254
Applied Materials, Inc.	794	144,175
Aptiv PLC(a)	264	15,003
Atmos Energy Corp.	146	20,262
Autodesk, Inc.(a)	200	56,760
Automatic Data Processing, Inc.	407	117,721
Avantor, Inc.(a)	645	14,429
Axon Enterprise, Inc.(a)	70	29,645
Baker Hughes Co., Class A	975	37,128
Ball Corp.	305	18,071
Bank of New York Mellon Corp. (The)	741	55,842
Best Buy Co., Inc.	174	15,735
Biogen, Inc.(a)	140	24,360
Blackrock, Inc.	150	147,154
Booking Holdings, Inc.	34	158,992
Broadridge Financial Solutions, Inc.	114	24,038
Bunge Global S.A.	100	8,402
C.H. Robinson Worldwide, Inc.	102	10,510
CarMax, Inc.(a)	122	8,830
Carrier Global Corp.	712	51,777
CBRE Group, Inc., Class A(a)	295	38,636
Centene Corp.(a)	527	32,811
Cheniere Energy, Inc.	228	43,635
Church & Dwight Co., Inc.	244	24,378
Cigna Group (The)	287	90,350
Clorox Co. (The)	118	18,709
CMS Energy Corp.	283	19,700
CNH Industrial N.V.	790	8,872
Coca-Cola Co. (The)	4,002	261,371
Conagra Brands, Inc.	436	12,618
Consolidated Edison, Inc.	349	35,486
Cooper Cos., Inc. (The)(a)	191	19,994
CRH PLC	558	53,196
Crown Castle, Inc.	383	41,169
Cummins, Inc.	135	44,412
D.R. Horton, Inc.	265	44,785
Shares		Value
United States–(continued)
Danaher Corp.	645	$158,451
DaVita, Inc.(a)	71	9,927
Dayforce, Inc.(a)	96	6,811
Deckers Outdoor Corp.(a)	150	24,133
Dick’s Sporting Goods, Inc.	43	8,417
Discover Financial Services	219	32,506
Dover Corp.	134	25,370
Ecolab, Inc.	241	59,221
Edwards Lifesciences Corp.(a)	575	38,531
Electronic Arts, Inc.	249	37,562
Elevance Health, Inc.	231	93,731
EMCOR Group, Inc.	31	13,828
Equinix, Inc.	87	79,003
Essential Utilities, Inc.	215	8,299
Eversource Energy	332	21,862
Exelon Corp.	969	38,082
Expeditors International of Washington, Inc.	125	14,875
FactSet Research Systems, Inc.	28	12,714
Ferguson Enterprises, Inc.	198	38,955
Fidelity National Information Services, Inc.	571	51,236
Fiserv, Inc.(a)	610	120,719
Fortive Corp.	335	23,929
Fortune Brands Innovations, Inc.	97	8,083
Fox Corp., Class A	278	11,676
GE HealthCare Technologies, Inc.	377	32,931
General Mills, Inc.	552	37,547
Gilead Sciences, Inc.	1,289	114,489
Graco, Inc.	145	11,810
Halliburton Co.	850	23,579
Hartford Financial Services Group, Inc. (The)	292	32,248
HCA Healthcare, Inc.	193	69,237
Henry Schein, Inc.(a)	98	6,883
Hologic, Inc.(a)	235	19,004
Home Depot, Inc. (The)	962	378,787
Huntington Bancshares, Inc.	1,368	21,327
IDEX Corp.	55	11,805
IDEXX Laboratories, Inc.(a)	77	31,333
Illinois Tool Works, Inc.	314	81,995
Ingersoll Rand, Inc.	399	38,304
Insulet Corp.(a)	51	11,808
Intel Corp.	4,181	89,975
International Flavors & Fragrances, Inc.	246	24,460
International Paper Co.	309	17,162
Interpublic Group of Cos., Inc. (The)	296	8,702
Intuit, Inc.	276	168,443
IQVIA Holdings, Inc.(a)	143	29,432
Iron Mountain, Inc.	280	34,644
J.B. Hunt Transport Services, Inc.	76	13,727
Johnson Controls International PLC	653	49,334
Kellanova	248	20,001
KeyCorp	751	12,955
Keysight Technologies, Inc.(a)	131	19,520
Knight-Swift Transportation Holdings, Inc.	169	8,802
Labcorp Holdings, Inc.	82	18,718
Lam Research Corp.	1,290	95,911
Lamb Weston Holdings, Inc.	96	7,458
Lennox International, Inc.	31	18,680
LKQ Corp.	217	7,983
Lowe’s Cos., Inc.	576	150,814
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4	Invesco MSCI World SRI Index Fund

Shares		Value
United States–(continued)
lululemon athletica, inc.(a)	104	$30,982
LyondellBasell Industries N.V., Class A	174	15,112
MarketAxess Holdings, Inc.	35	10,130
Marsh & McLennan Cos., Inc.	495	108,029
McCormick & Co., Inc.	174	13,614
Mettler-Toledo International, Inc.(a)	18	23,251
Molina Healthcare, Inc.(a)	57	18,310
Moody’s Corp.	161	73,100
Nasdaq, Inc.	326	24,098
Newmont Corp.	1,113	50,575
Northern Trust Corp.	147	14,776
NVIDIA Corp.	23,057	3,061,047
Old Dominion Freight Line, Inc.	189	38,049
ONEOK, Inc.	564	54,640
Owens Corning	83	14,674
Paychex, Inc.	254	35,390
Pentair PLC	122	12,093
PepsiCo, Inc.	1,341	222,713
Phillips 66	432	52,626
PNC Financial Services Group, Inc. (The)	395	74,367
Pool Corp.	31	11,211
PPG Industries, Inc.	225	28,015
Principal Financial Group, Inc.	133	10,959
Progressive Corp. (The)	578	140,356
Prudential Financial, Inc.	360	44,093
Quanta Services, Inc.	141	42,530
Quest Diagnostics, Inc.	94	14,554
Raymond James Financial, Inc.	130	19,269
Regions Financial Corp.	721	17,210
Rivian Automotive, Inc., Class A(a)	496	5,010
Rockwell Automation, Inc.	108	28,805
S&P Global, Inc.	317	152,274
SBA Communications Corp., Class A	93	21,341
Sempra	585	48,771
Solventum Corp.(a)	145	10,524
State Street Corp.	266	24,685
Steel Dynamics, Inc.	120	15,660
STERIS PLC	95	21,076
Swiss Re AG	291	37,157
Synchrony Financial	374	20,622
Shares		Value
United States–(continued)
Take-Two Interactive Software, Inc.(a)	166	$26,846
Targa Resources Corp.	206	34,394
Teleflex, Inc.	38	7,640
Tesla, Inc.(a)	2,719	679,342
Texas Instruments, Inc.	888	180,406
Toro Co. (The)	103	8,289
Tractor Supply Co.	104	27,613
Trane Technologies PLC	223	82,546
Travelers Cos., Inc. (The)	219	53,861
Truist Financial Corp.	1,221	52,564
U.S. Bancorp	1,416	68,407
Ulta Beauty, Inc.(a)	38	14,021
United Rentals, Inc.	65	52,832
Valero Energy Corp.	323	41,912
Veralto Corp.	196	20,029
Verizon Communications, Inc.	4,095	172,522
W.W. Grainger, Inc.	44	48,806
Walt Disney Co. (The)	1,790	172,198
Waters Corp.(a)	57	18,417
West Pharmaceutical Services, Inc.	72	22,171
Williams-Sonoma, Inc.	102	13,681
Willis Towers Watson PLC	73	22,060
Workday, Inc., Class A(a)	191	44,665
Xylem, Inc.	240	29,227
Zimmer Biomet Holdings, Inc.	203	21,705
Zoetis, Inc.	473	84,563
		11,828,845
Total Common Stocks & Other Equity Interests (Cost $13,392,770)		16,429,786
Money Market Funds–2.47%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(c)(d)	145,974	145,974
Invesco Treasury Portfolio, Institutional Class, 4.73%(c)(d)	270,840	270,840
Total Money Market Funds (Cost $416,814)		416,814
TOTAL INVESTMENTS IN SECURITIES—99.64% (Cost $13,809,584)		16,846,600
OTHER ASSETS LESS LIABILITIES–0.36%		61,622
NET ASSETS–100.00%		$16,908,222
Investment Abbreviations:
CDI	– CREST Depository Interest
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5	Invesco MSCI World SRI Index Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $41,325, which represented less than 1% of the Fund’s Net Assets.
(c)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$101,258	$2,169,937	$(2,125,221)	$-	$-	$145,974	$9,134
Invesco Liquid Assets Portfolio, Institutional Class	72,065	1,413,753	(1,485,825)	(15)	22	-	5,158
Invesco Treasury Portfolio, Institutional Class	115,723	2,732,237	(2,577,120)	-	-	270,840	11,857
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	118,188	1,300,370	(1,418,558)	-	-	-	798*
Invesco Private Prime Fund	303,993	3,323,908	(3,627,894)	(26)	19	-	2,262*
Total	$711,227	$10,940,205	$(11,234,618)	$(41)	$41	$416,814	$29,209

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
MSCI World Index	3	December-2024	$348,810	$79	$79

(a)	Futures contracts collateralized by $24,094 cash held with Merrill Lynch International, the futures commission merchant.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6	Invesco MSCI World SRI Index Fund

Statement of Assets and Liabilities
October 31, 2024
Assets:
Investments in unaffiliated securities, at value (Cost $13,392,770)	$16,429,786
Investments in affiliated money market funds, at value (Cost $416,814)	416,814
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	24,094
Foreign currencies, at value (Cost $4,506)	4,484
Receivable for:
Fund shares sold	7,783
Fund expenses absorbed	8,827
Dividends	27,704
Investment for trustee deferred compensation and retirement plans	22,727
Other assets	46,229
Total assets	16,988,448
Liabilities:
Other investments:
Variation margin payable — futures contracts	5,370
Payable for:
Accrued fees to affiliates	4,311
Accrued trustees’ and officers’ fees and benefits	1,924
Accrued other operating expenses	45,894
Trustee deferred compensation and retirement plans	22,727
Total liabilities	80,226
Net assets applicable to shares outstanding	$16,908,222
Net assets consist of:
Shares of beneficial interest	$12,294,612
Distributable earnings	4,613,610
$16,908,222
Net Assets:
Class A	$1,636,134
Class C	$220,085
Class R	$985,399
Class Y	$1,200,670
Class R5	$18,215
Class R6	$12,847,719
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	90,738
Class C	12,495
Class R	55,109
Class Y	65,973
Class R5	1,001
Class R6	706,018
Class A:
Net asset value per share	$18.03
Maximum offering price per share (Net asset value of $18.03 ÷ 94.50%)	$19.08
Class C:
Net asset value and offering price per share	$17.61
Class R:
Net asset value and offering price per share	$17.88
Class Y:
Net asset value and offering price per share	$18.20
Class R5:
Net asset value and offering price per share	$18.20
Class R6:
Net asset value and offering price per share	$18.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7	Invesco MSCI World SRI Index Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$1,331
Dividends (net of foreign withholding taxes of $17,926)	236,991
Dividends from affiliated money market funds (includes net securities lending income of $77)	26,226
Foreign withholding tax claims	3,588
Total investment income	268,136
Expenses:
Advisory fees	20,693
Administrative services fees	2,113
Custodian fees	6,685
Distribution fees:
Class A	3,716
Class C	2,079
Class R	4,161
Transfer agent fees — A, C, R and Y	5,340
Transfer agent fees — R5	5
Transfer agent fees — R6	3,366
Trustees’ and officers’ fees and benefits	22,755
Registration and filing fees	76,179
Licensing fees	4,551
Reports to shareholders	9,583
Professional services fees	77,761
Other	15,631
Total expenses	254,618
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(217,078)
Net expenses	37,540
Net investment income	230,596
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	1,398,516
Affiliated investment securities	41
Foreign currencies	805
Futures contracts	85,006
1,484,368
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,703,253
Affiliated investment securities	(41)
Foreign currencies	(351)
Futures contracts	18,292
1,721,153
Net realized and unrealized gain	3,205,521
Net increase in net assets resulting from operations	$3,436,117
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8	Invesco MSCI World SRI Index Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$230,596	$180,351
Net realized gain	1,484,368	576,459
Change in net unrealized appreciation	1,721,153	518,104
Net increase in net assets resulting from operations	3,436,117	1,274,914
Distributions to shareholders from distributable earnings:
Class A	(36,712)	(14,447)
Class C	(5,445)	(1,137)
Class R	(19,346)	(6,202)
Class Y	(26,685)	(17,893)
Class R5	(489)	(240)
Class R6	(292,951)	(122,100)
Total distributions from distributable earnings	(381,628)	(162,019)
Share transactions–net:
Class A	236,152	64,630
Class C	10,395	123
Class R	224,496	60,759
Class Y	69,198	1,100
Class R6	2,840,061	312,101
Net increase in net assets resulting from share transactions	3,380,302	438,713
Net increase in net assets	6,434,791	1,551,608
Net assets:
Beginning of year	10,473,431	8,921,823
End of year	$16,908,222	$10,473,431
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9	Invesco MSCI World SRI Index Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$14.39	$0.23	$3.90	$4.13	$(0.23)	$(0.26)	$(0.49)	$18.03	29.11%(d)	$1,636	0.44%	2.00%	1.37%	32%
Year ended 10/31/23	12.82	0.23	1.54	1.77	(0.20)	—	(0.20)	14.39	13.99	1,088	0.44	2.45	1.57	23
Year ended 10/31/22	16.76	0.19	(3.93)	(3.74)	(0.20)	—	(0.20)	12.82	(22.58)	914	0.44	2.15	1.28	13
Year ended 10/31/21	11.78	0.19	4.98	5.17	(0.19)	—	(0.19)	16.76	44.35	1,337	0.44	3.31	1.28	19
Year ended 10/31/20	11.86	0.17	(0.06)	0.11	(0.19)	—	(0.19)	11.78	0.89	922	0.70	3.03	1.48	118
Class C
Year ended 10/31/24	14.15	0.10	3.83	3.93	(0.21)	(0.26)	(0.47)	17.61	28.15(d)	220	1.19	2.75	0.62	32
Year ended 10/31/23	12.60	0.12	1.53	1.65	(0.10)	—	(0.10)	14.15	13.14	166	1.19	3.20	0.82	23
Year ended 10/31/22	16.49	0.08	(3.88)	(3.80)	(0.09)	—	(0.09)	12.60	(23.16)	148	1.19	2.90	0.53	13
Year ended 10/31/21	11.67	0.08	4.92	5.00	(0.18)	—	(0.18)	16.49	43.21	207	1.19	4.06	0.53	19
Year ended 10/31/20	11.75	0.08	(0.05)	0.03	(0.11)	—	(0.11)	11.67	0.21	158	1.45	3.78	0.73	118
Class R
Year ended 10/31/24	14.30	0.19	3.87	4.06	(0.22)	(0.26)	(0.48)	17.88	28.81(d)	985	0.69	2.25	1.12	32
Year ended 10/31/23	12.74	0.19	1.54	1.73	(0.17)	—	(0.17)	14.30	13.69	583	0.69	2.70	1.32	23
Year ended 10/31/22	16.66	0.15	(3.90)	(3.75)	(0.17)	—	(0.17)	12.74	(22.76)	464	0.69	2.40	1.03	13
Year ended 10/31/21	11.74	0.15	4.96	5.11	(0.19)	—	(0.19)	16.66	43.93	571	0.69	3.56	1.03	19
Year ended 10/31/20	11.81	0.15	(0.06)	0.09	(0.16)	—	(0.16)	11.74	0.74	325	0.95	3.28	1.23	118
Class Y
Year ended 10/31/24	14.49	0.28	3.92	4.20	(0.23)	(0.26)	(0.49)	18.20	29.45(d)	1,201	0.19	1.75	1.62	32
Year ended 10/31/23	12.91	0.26	1.56	1.82	(0.24)	—	(0.24)	14.49	14.28	902	0.19	2.20	1.82	23
Year ended 10/31/22	16.87	0.22	(3.94)	(3.72)	(0.24)	—	(0.24)	12.91	(22.37)	793	0.19	1.90	1.53	13
Year ended 10/31/21	11.83	0.23	5.01	5.24	(0.20)	—	(0.20)	16.87	44.73	793	0.19	3.06	1.53	19
Year ended 10/31/20	11.91	0.20	(0.06)	0.14	(0.22)	—	(0.22)	11.83	1.11	485	0.45	2.78	1.73	118
Class R5
Year ended 10/31/24	14.49	0.28	3.92	4.20	(0.23)	(0.26)	(0.49)	18.20	29.45(d)	18	0.19	1.63	1.62	32
Year ended 10/31/23	12.91	0.26	1.56	1.82	(0.24)	—	(0.24)	14.49	14.28	15	0.19	2.08	1.82	23
Year ended 10/31/22	16.87	0.23	(3.95)	(3.72)	(0.24)	—	(0.24)	12.91	(22.37)	13	0.19	1.78	1.53	13
Year ended 10/31/21	11.83	0.22	5.02	5.24	(0.20)	—	(0.20)	16.87	44.73	17	0.19	2.86	1.53	19
Year ended 10/31/20	11.90	0.20	(0.05)	0.15	(0.22)	—	(0.22)	11.83	1.20	22	0.45	2.56	1.73	118
Class R6
Year ended 10/31/24	14.49	0.28	3.92	4.20	(0.23)	(0.26)	(0.49)	18.20	29.45(d)	12,848	0.19	1.63	1.62	32
Year ended 10/31/23	12.91	0.26	1.56	1.82	(0.24)	—	(0.24)	14.49	14.28	7,719	0.19	2.08	1.82	23
Year ended 10/31/22	16.87	0.23	(3.95)	(3.72)	(0.24)	—	(0.24)	12.91	(22.37)	6,590	0.19	1.80	1.53	13
Year ended 10/31/21	11.83	0.22	5.02	5.24	(0.20)	—	(0.20)	16.87	44.73	9,884	0.19	2.79	1.53	19
Year ended 10/31/20	11.90	0.20	(0.05)	0.15	(0.22)	—	(0.22)	11.83	1.20	6,342	0.45	2.51	1.73	118

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been 27.96%, 26.99%, 27.66%, 28.31%, 28.31% and 28.31% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10	Invesco MSCI World SRI Index Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco MSCI World SRI Index Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
All share classes, except for Class R6 shares, are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
11	Invesco MSCI World SRI Index Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund did not enter into any closing agreements.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
12	Invesco MSCI World SRI Index Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks - The Fund intends to be diversified in approximately the same proportion as the MSCI World SRI Index (the "Underlying Index") is diversified. The
13	Invesco MSCI World SRI Index Fund

Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
Because MSCI Inc. (“MSCI”), the index provider of the Underlying Index, uses Environmental, Social and Governance (“ESG”) factors to exclude, select and assign weights to certain stocks of companies included in the Underlying Index for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. Consequently, the Fund may underperform other funds that do not use ESG factors. Further, there is a risk that information used by MSCI to evaluate the ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the Underlying Index, which may negatively impact the Fund’s performance. MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or other ESG factors, may differ from that of other funds, the Adviser or an investor. As a result, the companies deemed eligible by MSCI for inclusion in the Underlying Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. Not every investment or issuer held by the Fund may be evaluated for ESG considerations.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.140%
Over $2 billion	0.120%
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.14%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2025, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.44%, 1.19%, 0.69%, 0.19%, 0.19%, and 0.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $20,693, reimbursed fund level expenses of $187,445 and reimbursed class level expenses of $2,290, $320, $1,282, $1,448, $5 and $3,366 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Adviser paid in to the Fund $150,455 for an economic loss.
 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
14	Invesco MSCI World SRI Index Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$275,973	$—	$275,973
Austria	—	9,789	—	9,789
Belgium	—	22,221	—	22,221
Canada	605,696	—	—	605,696
China	58,860	56,886	—	115,746
Denmark	—	395,574	—	395,574
Finland	—	82,133	—	82,133
France	—	389,443	—	389,443
Germany	—	216,163	—	216,163
Hong Kong	—	103,010	—	103,010
Ireland	—	10,986	—	10,986
Italy	—	65,072	—	65,072
Japan	—	994,183	—	994,183
Netherlands	—	81,555	—	81,555
New Zealand	—	4,663	—	4,663
Norway	—	35,103	—	35,103
Singapore	—	23,325	—	23,325
Spain	—	52,852	—	52,852
Sweden	—	55,245	—	55,245
Switzerland	—	328,729	—	328,729
Taiwan	—	259,155	—	259,155
United Kingdom	—	474,325	—	474,325
United States	11,738,492	90,353	—	11,828,845
Money Market Funds	416,814	—	—	416,814
Total Investments in Securities	12,819,862	4,026,738	—	16,846,600
Other Investments - Assets*
Futures Contracts	79	—	—	79
Total Investments	$12,819,941	$4,026,738	$—	$16,846,679

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2024:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$79
Derivatives not subject to master netting agreements	(79)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
15	Invesco MSCI World SRI Index Fund

Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$85,006
Change in Net Unrealized Appreciation:
Futures contracts	18,292
Total	$103,298
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$395,746
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $229.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$180,528	$162,019
Long-term capital gain	201,100	—
Total distributions	$381,628	$162,019

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$266,374
Undistributed long-term capital gain	1,345,491
Net unrealized appreciation — investments	3,018,804
Net unrealized appreciation (depreciation) — foreign currencies	(928)
Temporary book/tax differences	(16,131)
Shares of beneficial interest	12,294,612
Total net assets	$16,908,222
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
16	Invesco MSCI World SRI Index Fund

NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $7,861,604 and $4,548,272, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,498,239
Aggregate unrealized (depreciation) of investments	(479,435)
Net unrealized appreciation of investments	$3,018,804
Cost of investments for tax purposes is $13,827,875.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on October 31, 2024, undistributed net investment income was increased by $1,046, undistributed net realized gain was decreased by $110,048 and shares of beneficial interest was increased by $109,002. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	24,724	$405,388	10,979	$159,700
Class C	1,444	23,395	109	1,547
Class R	22,839	371,380	4,216	59,393
Class Y	73,131	1,239,150	13,799	187,795
Class R6	241,416	4,025,830	67,712	1,001,420
Issued as reinvestment of dividends:
Class A	2,170	34,374	1,076	14,124
Class C	320	4,982	80	1,040
Class R	1,199	18,870	462	6,034
Class Y	1,447	23,082	1,170	15,434
Class R6	18,345	292,601	9,244	121,929
Automatic conversion of Class C shares to Class A shares:
Class A	979	17,648	-	-
Class C	(1,001)	(17,648)	-	-
Reacquired:
Class A	(12,764)	(221,258)	(7,732)	(109,194)
Class C	(20)	(334)	(179)	(2,464)
Class R	(9,720)	(165,754)	(319)	(4,668)
Class Y	(70,854)	(1,193,034)	(14,196)	(202,129)
Class R6	(86,464)	(1,478,370)	(54,781)	(811,248)
Net increase in share activity	207,191	$3,380,302	31,640	$438,713

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
17	Invesco MSCI World SRI Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco MSCI World SRI Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco MSCI World SRI Index Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995.  We have not been able to determine the specific year we began serving as auditor.
18	Invesco MSCI World SRI Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco MSCI World SRI Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The
Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the Custom Invesco MSCI World SRI Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s
19	Invesco MSCI World SRI Index Fund

performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board further considered that the Fund had changed its name, investment strategy and index in 2020 in connection with the Fund’s repositioning as an index-based fund, and that performance results prior to such date reflected that of the Fund’s former actively managed strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also noted that the Fund’s actual management fee rate was 0.00% due to expense limits and/or waivers, which was below the median actual management fee rate of its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as an index-based fund. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent
20	Invesco MSCI World SRI Index Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
21	Invesco MSCI World SRI Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$310,100
Qualified Dividend Income*	96.65%
Corporate Dividends Received Deduction*	54.11%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
22	Invesco MSCI World SRI Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
23	Invesco MSCI World SRI Index Fund

SEC file number(s): 811-06463 and 033-44611	Invesco Distributors, Inc.	GLRE-NCSR

Annual Financial Statements and Other Information
October 31, 2024
Invesco Oppenheimer International Growth Fund
Nasdaq:
A: OIGAX ■ C: OIGCX ■ R: OIGNX ■ Y: OIGYX ■ R5: INGFX ■ R6: OIGIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–99.50%
Australia–2.87%
CSL Ltd.	420,989	$79,042,868
James Hardie Industries PLC, CDI(a)(b)	3,233,080	103,113,425
		182,156,293
Canada–5.10%
Alimentation Couche-Tard, Inc.	2,345,489	122,315,478
Dollarama, Inc.	1,932,805	201,130,547
		323,446,025
Denmark–3.45%
Novo Nordisk A/S, Class B	1,948,959	218,604,966
France–13.46%
Airbus SE	568,633	86,739,958
Capgemini SE	341,425	59,230,679
Dassault Systemes SE	1,217,210	41,659,210
Edenred SE(b)	1,714,354	55,446,749
EssilorLuxottica S.A.	373,252	87,549,199
Hermes International S.C.A.	65,591	149,071,994
L’Oreal S.A.	243,027	91,176,467
LVMH Moet Hennessy Louis Vuitton SE	187,668	124,934,404
Sartorius Stedim Biotech(b)	374,865	75,198,965
Schneider Electric SE	318,855	82,598,957
		853,606,582
Germany–4.40%
AIXTRON SE	1,080,902	17,163,103
CTS Eventim AG & Co. KGaA(b)	599,140	62,918,769
SAP SE	266,887	62,314,080
Siemens AG	702,541	136,679,213
		279,075,165
India–6.12%
Dr Lal PathLabs Ltd.(c)	2,978,635	110,034,825
ICICI Bank Ltd.	5,921,838	90,838,322
Reliance Industries Ltd.	11,853,824	187,607,200
		388,480,347
Ireland–2.76%
Flutter Entertainment PLC(a)	747,178	174,789,264
Japan–9.78%
Daikin Industries Ltd.(b)	782,600	93,956,378
Hitachi Ltd.	5,731,000	143,990,573
Hoya Corp.	552,810	73,962,642
Keyence Corp.	268,584	121,242,393
Kobe Bussan Co. Ltd.	2,437,100	59,781,321
MonotaRO Co. Ltd.	5,736,900	86,548,820
OBIC Business Consultants Co. Ltd.	916,400	40,510,401
		619,992,528
Netherlands–3.81%
Aalberts N.V.	1,264,858	45,642,774
ASM International N.V.	149,846	83,690,062
Universal Music Group N.V.	4,473,325	112,576,467
		241,909,303
Shares		Value
New Zealand–0.87%
Xero Ltd.(a)	569,084	$55,289,657
Spain–2.27%
Amadeus IT Group S.A.	1,984,277	143,846,704
Sweden–5.66%
Atlas Copco AB, Class A(b)	7,461,820	123,145,466
Beijer Ref AB(b)	4,314,717	64,995,201
Epiroc AB, Class A(b)	8,739,501	170,685,024
		358,825,691
Switzerland–2.95%
Lonza Group AG	102,747	63,223,106
Sika AG(a)	196,615	54,760,646
VAT Group AG(c)	165,436	68,886,538
		186,870,290
Taiwan–4.68%
ASML Holding N.V.	242,144	162,994,641
Taiwan Semiconductor Manufacturing Co. Ltd.	4,276,000	134,093,143
		297,087,784
United Kingdom–23.55%
Ashtead Group PLC	1,609,090	120,372,285
AstraZeneca PLC	849,584	120,890,354
Auto Trader Group PLC(c)	10,572,091	114,152,052
BAE Systems PLC	5,967,438	96,179,058
Compass Group PLC	5,574,898	181,052,714
ConvaTec Group PLC(c)	18,505,900	51,047,262
JD Sports Fashion PLC	87,166,297	139,769,951
London Stock Exchange Group PLC	1,451,055	196,669,972
Next PLC	1,497,194	189,416,856
Rentokil Initial PLC	6,673,323	33,471,870
Rightmove PLC	11,071,043	84,301,135
RS Group PLC	6,661,003	59,717,965
Trainline PLC(a)(c)	21,447,949	106,567,619
		1,493,609,093
United States–7.77%
EPAM Systems, Inc.(a)	438,042	82,636,623
Experian PLC	1,770,619	86,416,483
Ferguson Enterprises, Inc.	765,903	150,590,593
ResMed, Inc.	714,128	173,154,616
		492,798,315
Total Common Stocks & Other Equity Interests (Cost $3,359,884,059)		6,310,388,007
Money Market Funds–0.51%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(d)(e)	11,325,706	11,325,706
Invesco Treasury Portfolio, Institutional Class, 4.73%(d)(e)	21,033,453	21,033,453
Total Money Market Funds (Cost $32,359,159)		32,359,159
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.01% (Cost $3,392,243,218)		6,342,747,166
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Oppenheimer International Growth Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.74%
Invesco Private Government Fund, 4.84%(d)(e)(f)	13,008,777	$13,008,777
Invesco Private Prime Fund, 4.99%(d)(e)(f)	34,018,453	34,028,659
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,037,436)		47,037,436
TOTAL INVESTMENTS IN SECURITIES—100.75% (Cost $3,439,280,654)		6,389,784,602
OTHER ASSETS LESS LIABILITIES–(0.75)%		(47,317,423)
NET ASSETS–100.00%		$6,342,467,179
Investment Abbreviations:
CDI	– CREST Depository Interest
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2024.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2024 was $450,688,296, which represented 7.11% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$44,666,205	$297,123,445	$(330,463,944)	$-	$-	$11,325,706	$425,198
Invesco Liquid Assets Portfolio, Institutional Class	31,945,470	126,862,106	(158,812,315)	(2,110)	6,849	-	240,511
Invesco Treasury Portfolio, Institutional Class	51,047,092	424,938,577	(454,952,216)	-	-	21,033,453	550,189
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	36,986,941	257,782,039	(281,760,203)	-	-	13,008,777	1,189,648*
Invesco Private Prime Fund	95,136,118	514,192,314	(575,302,749)	-	2,976	34,028,659	3,214,860*
Investments in Other Affiliates:
Trainline PLC**	114,276,680	-	(66,939,980)	74,351,343	(15,120,424)	106,567,619	-
Total	$374,058,506	$1,620,898,481	$(1,868,231,407)	$74,349,233	$(15,110,599)	$185,964,214	$5,620,406

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of October 31, 2024, this security was no longer an affiliate of the Fund.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Oppenheimer International Growth Fund

Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $3,359,884,059)*	$6,310,388,007
Investments in affiliated money market funds, at value (Cost $79,396,595)	79,396,595
Cash	20,000,000
Foreign currencies, at value (Cost $4,877,772)	4,856,127
Receivable for:
Investments sold	16,824
Fund shares sold	3,038,616
Dividends	17,516,284
Foreign withholding tax claims	1,719,596
Investment for trustee deferred compensation and retirement plans	570,387
Other assets	58,435
Total assets	6,437,560,871
Liabilities:
Payable for:
Investments purchased	2,291,067
Fund shares reacquired	12,926,497
Accrued foreign taxes	27,791,173
Collateral upon return of securities loaned	47,037,436
Accrued fees to affiliates	1,708,074
Accrued trustees’ and officers’ fees and benefits	80,965
Accrued other operating expenses	249,114
IRS closing agreement fees for foreign withholding tax claims	2,438,979
Trustee deferred compensation and retirement plans	570,387
Total liabilities	95,093,692
Net assets applicable to shares outstanding	$6,342,467,179
Net assets consist of:
Shares of beneficial interest	$2,824,871,434
Distributable earnings	3,517,595,745
$6,342,467,179
Net Assets:
Class A	$981,461,532
Class C	$36,624,416
Class R	$205,796,084
Class Y	$2,284,607,787
Class R5	$2,680,565
Class R6	$2,831,296,795
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,861,155
Class C	1,120,309
Class R	5,854,512
Class Y	62,811,618
Class R5	72,993
Class R6	77,870,222
Class A:
Net asset value per share	$36.54
Maximum offering price per share (Net asset value of $36.54 ÷ 94.50%)	$38.67
Class C:
Net asset value and offering price per share	$32.69
Class R:
Net asset value and offering price per share	$35.15
Class Y:
Net asset value and offering price per share	$36.37
Class R5:
Net asset value and offering price per share	$36.72
Class R6:
Net asset value and offering price per share	$36.36

*	At October 31, 2024, securities with an aggregate value of $43,765,946 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Oppenheimer International Growth Fund

Statement of Operations
For the year ended October 31, 2024
Investment income:
Interest	$1,213,698
Dividends (net of foreign withholding taxes of $6,441,240)	85,218,547
Dividends from affiliates (includes net securities lending income of $477,529)	1,693,427
Foreign withholding tax claims	11,883,674
Less: IRS closing agreement fees for foreign withholding tax claims	(2,734,000)
Total investment income	97,275,346
Expenses:
Advisory fees	46,907,475
Administrative services fees	1,012,761
Custodian fees	786,951
Distribution fees:
Class A	2,561,405
Class C	459,801
Class R	1,104,235
Transfer agent fees — A, C, R and Y	6,132,613
Transfer agent fees — R5	2,678
Transfer agent fees — R6	962,565
Trustees’ and officers’ fees and benefits	107,900
Registration and filing fees	156,108
Reports to shareholders	1,044,671
Professional services fees	168,024
Other	163,780
Total expenses	61,570,967
Less: Fees waived and/or expense offset arrangement(s)	(83,744)
Net expenses	61,487,223
Net investment income	35,788,123
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $2,684,262)	663,445,162
Affiliated investment securities	(15,110,599)
Foreign currencies	(26,321)
Forward foreign currency contracts	187,693
648,495,935
Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $24,595,487)	698,131,076
Affiliated investment securities	74,349,233
Foreign currencies	57,533
772,537,842
Net realized and unrealized gain	1,421,033,777
Net increase in net assets resulting from operations	$1,456,821,900
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Oppenheimer International Growth Fund

Statement of Changes in Net Assets
For the years ended October 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$35,788,123	$35,476,883
Net realized gain	648,495,935	1,001,297,497
Change in net unrealized appreciation (depreciation)	772,537,842	(377,043,787)
Net increase in net assets resulting from operations	1,456,821,900	659,730,593
Distributions to shareholders from distributable earnings:
Class A	(113,498,005)	—
Class C	(5,742,254)	—
Class R	(24,063,311)	—
Class Y	(281,922,094)	(1,080,639)
Class R5	(290,978)	(3,123)
Class R6	(372,310,434)	(8,818,376)
Total distributions from distributable earnings	(797,827,076)	(9,902,138)
Share transactions–net:
Class A	(43,457,552)	(170,333,402)
Class C	(13,736,751)	(25,007,632)
Class R	(7,981,133)	(25,733,958)
Class Y	(266,729,624)	(483,896,081)
Class R5	217,808	119,845
Class R6	(545,178,225)	(528,383,816)
Net increase (decrease) in net assets resulting from share transactions	(876,865,477)	(1,233,235,044)
Net increase (decrease) in net assets	(217,870,653)	(583,406,589)
Net assets:
Beginning of year	6,560,337,832	7,143,744,421
End of year	$6,342,467,179	$6,560,337,832
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Oppenheimer International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/24	$33.46	$0.10	$7.14	$7.24	$(0.26)	$(3.90)	$(4.16)	$36.54	22.28%(d)	$981,462	1.11%(d)	1.11%(d)	0.27%(d)	10%
Year ended 10/31/23	31.02	0.08	2.36	2.44	—	—	—	33.46	7.87 (d)	932,029	1.10 (d)	1.10 (d)	0.23 (d)	13
Year ended 10/31/22	52.65	0.00	(15.44)	(15.44)	(0.05)	(6.14)	(6.19)	31.02	(32.80)	1,014,906	1.08	1.08	0.01	9
Year ended 10/31/21	45.87	0.01	13.72	13.73	—	(6.95)	(6.95)	52.65	32.14	1,680,415	1.10	1.10	0.00	18
Year ended 10/31/20	41.74	(0.02)	4.53	4.51	(0.38)	—	(0.38)	45.87	10.84	1,472,093	1.10	1.13	(0.06)	22
Class C
Year ended 10/31/24	30.30	(0.16)	6.45	6.29	—	(3.90)	(3.90)	32.69	21.33	36,624	1.87	1.87	(0.49)	10
Year ended 10/31/23	28.30	(0.17)	2.17	2.00	—	—	—	30.30	7.07	46,143	1.86	1.86	(0.53)	13
Year ended 10/31/22	48.88	(0.26)	(14.18)	(14.44)	—	(6.14)	(6.14)	28.30	(33.31)	65,001	1.83	1.83	(0.74)	9
Year ended 10/31/21	43.30	(0.35)	12.88	12.53	—	(6.95)	(6.95)	48.88	31.15	150,110	1.85	1.85	(0.75)	18
Year ended 10/31/20	39.42	(0.33)	4.28	3.95	(0.07)	—	(0.07)	43.30	10.02	184,361	1.85	1.88	(0.81)	22
Class R
Year ended 10/31/24	32.32	0.00	6.89	6.89	(0.16)	(3.90)	(4.06)	35.15	21.94	205,796	1.37	1.37	0.01	10
Year ended 10/31/23	30.04	(0.01)	2.29	2.28	—	—	—	32.32	7.59	195,099	1.36	1.36	(0.03)	13
Year ended 10/31/22	51.26	(0.09)	(14.99)	(15.08)	—	(6.14)	(6.14)	30.04	(32.97)	203,428	1.33	1.33	(0.24)	9
Year ended 10/31/21	44.92	(0.12)	13.41	13.29	—	(6.95)	(6.95)	51.26	31.80	311,920	1.35	1.35	(0.25)	18
Year ended 10/31/20	40.88	(0.13)	4.44	4.31	(0.27)	—	(0.27)	44.92	10.58	263,106	1.35	1.38	(0.31)	22
Class Y
Year ended 10/31/24	33.33	0.19	7.10	7.29	(0.35)	(3.90)	(4.25)	36.37	22.57	2,284,608	0.87	0.87	0.51	10
Year ended 10/31/23	30.84	0.17	2.33	2.50	(0.01)	—	(0.01)	33.33	8.12	2,320,877	0.86	0.86	0.47	13
Year ended 10/31/22	52.41	0.10	(15.35)	(15.25)	(0.18)	(6.14)	(6.32)	30.84	(32.64)	2,575,369	0.83	0.83	0.26	9
Year ended 10/31/21	45.63	0.13	13.65	13.78	(0.05)	(6.95)	(7.00)	52.41	32.46	5,009,610	0.85	0.85	0.25	18
Year ended 10/31/20	41.51	0.08	4.52	4.60	(0.48)	—	(0.48)	45.63	11.13	4,132,110	0.85	0.88	0.19	22
Class R5
Year ended 10/31/24	33.65	0.21	7.16	7.37	(0.40)	(3.90)	(4.30)	36.72	22.60	2,681	0.81	0.81	0.57	10
Year ended 10/31/23	31.11	0.23	2.36	2.59	(0.05)	—	(0.05)	33.65	8.31	2,245	0.69	0.69	0.64	13
Year ended 10/31/22	52.84	0.12	(15.46)	(15.34)	(0.25)	(6.14)	(6.39)	31.11	(32.58)	1,974	0.76	0.76	0.33	9
Year ended 10/31/21	45.97	0.20	13.76	13.96	(0.14)	(6.95)	(7.09)	52.84	32.66	44,233	0.72	0.72	0.38	18
Year ended 10/31/20	41.80	0.15	4.55	4.70	(0.53)	—	(0.53)	45.97	11.29	12	0.69	0.69	0.35	22
Class R6
Year ended 10/31/24	33.33	0.23	7.10	7.33	(0.40)	(3.90)	(4.30)	36.36	22.71	2,831,297	0.74	0.74	0.64	10
Year ended 10/31/23	30.85	0.22	2.34	2.56	(0.08)	—	(0.08)	33.33	8.30	3,063,945	0.73	0.73	0.60	13
Year ended 10/31/22	52.44	0.15	(15.34)	(15.19)	(0.26)	(6.14)	(6.40)	30.85	(32.55)	3,283,066	0.69	0.69	0.40	9
Year ended 10/31/21	45.67	0.20	13.66	13.86	(0.14)	(6.95)	(7.09)	52.44	32.66	5,824,515	0.70	0.70	0.40	18
Year ended 10/31/20	41.55	0.15	4.52	4.67	(0.55)	—	(0.55)	45.67	11.29	5,473,919	0.69	0.69	0.35	22

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended
October 31, 2024 and 2023, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Oppenheimer International Growth Fund

Notes to Financial Statements
October 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Oppenheimer International Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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Invesco Oppenheimer International Growth Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2024, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in
9
Invesco Oppenheimer International Growth Fund

short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2024, the Fund paid the Adviser $2,870 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
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Invesco Oppenheimer International Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $3 billion	0.670%
Next $5 billion	0.650%
Next $10 billion	0.630%
Next $10 billion	0.610%
Over $30 billion	0.590%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2024, the effective advisory fee rate incurred by the Fund was 0.67%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2024, the Adviser waived advisory fees of $22,808.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2024, IDI advised the Fund that IDI retained $67,169 in front-end sales commissions from the sale of Class A shares and $2,628 and $965 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2024, the Fund incurred $766 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
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Invesco Oppenheimer International Growth Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$182,156,293	$—	$182,156,293
Canada	323,446,025	—	—	323,446,025
Denmark	—	218,604,966	—	218,604,966
France	—	853,606,582	—	853,606,582
Germany	—	279,075,165	—	279,075,165
India	—	388,480,347	—	388,480,347
Ireland	—	174,789,264	—	174,789,264
Japan	—	619,992,528	—	619,992,528
Netherlands	—	241,909,303	—	241,909,303
New Zealand	—	55,289,657	—	55,289,657
Spain	—	143,846,704	—	143,846,704
Sweden	—	358,825,691	—	358,825,691
Switzerland	—	186,870,290	—	186,870,290
Taiwan	—	297,087,784	—	297,087,784
United Kingdom	—	1,493,609,093	—	1,493,609,093
United States	255,791,239	237,007,076	—	492,798,315
Money Market Funds	32,359,159	47,037,436	—	79,396,595
Total Investments	$611,596,423	$5,778,188,179	$—	$6,389,784,602
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$187,693
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$24,938,735
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $60,936.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be
12
Invesco Oppenheimer International Growth Fund

invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2024 and 2023:
	2024	2023
Ordinary income*	$66,313,221	$9,902,138
Long-term capital gain	731,513,855	—
Total distributions	$797,827,076	$9,902,138

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$42,215,612
Undistributed long-term capital gain	573,446,913
Net unrealized appreciation — investments	2,902,818,378
Net unrealized appreciation (depreciation) — foreign currencies	(267,568)
Temporary book/tax differences	(617,590)
Shares of beneficial interest	2,824,871,434
Total net assets	$6,342,467,179
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and corporate actions.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2024 was $669,038,840 and $2,216,579,763, respectively. As of October 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,043,795,433
Aggregate unrealized (depreciation) of investments	(140,977,055)
Net unrealized appreciation of investments	$2,902,818,378
Cost of investments for tax purposes is $3,486,966,224.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on October 31, 2024, undistributed net investment income was decreased by $2,629,119, undistributed net realized gain was decreased by $61,529,881 and shares of beneficial interest was increased by $64,159,000. This reclassification had no effect on the net assets of the Fund.
13
Invesco Oppenheimer International Growth Fund

NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2024(a)		Year ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	2,835,884	$103,751,713	3,639,376	$131,855,873
Class C	119,093	3,925,524	173,293	5,704,853
Class R	439,953	15,552,121	636,276	22,320,444
Class Y	10,896,066	397,419,101	13,473,446	473,843,141
Class R5	7,416	275,561	7,023	252,055
Class R6	7,328,137	266,989,812	17,456,480	603,566,975
Issued as reinvestment of dividends:
Class A	3,025,704	105,112,971	-	-
Class C	177,019	5,538,920	-	-
Class R	717,139	24,024,146	-	-
Class Y	7,094,033	244,815,080	22,895	802,234
Class R5	8,322	289,869	88	3,111
Class R6	9,422,671	324,705,235	221,364	7,747,765
Automatic conversion of Class C shares to Class A shares:
Class A	298,151	10,957,250	407,202	14,617,292
Class C	(331,890)	(10,957,250)	(447,987)	(14,617,292)
Reacquired:
Class A	(7,150,857)	(263,279,486)	(8,911,962)	(316,806,567)
Class C	(366,794)	(12,243,945)	(499,196)	(16,095,193)
Class R	(1,339,236)	(47,557,400)	(1,372,459)	(48,054,402)
Class Y	(24,803,115)	(908,963,805)	(27,387,044)	(958,541,456)
Class R5	(9,469)	(347,622)	(3,865)	(135,321)
Class R6	(30,813,438)	(1,136,873,272)	(32,158,716)	(1,139,698,556)
Net increase (decrease) in share activity	(22,445,211)	$(876,865,477)	(34,743,786)	$(1,233,235,044)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
14
Invesco Oppenheimer International Growth Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Oppenheimer International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer International Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 19, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco Oppenheimer International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 12, 2024, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Oppenheimer International Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2024.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds).  The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds.  The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts.  The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.
As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 7, 2024 and June 12, 2024, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.  Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management.  The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.
The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.  The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 12, 2024.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.
B. Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2023 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-U.S.® Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods, and below the performance of the Index for the three year period.
16
Invesco Oppenheimer International Growth Fund

The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C. Advisory and Sub-Advisory Fees and Fund Expenses
The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the
Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending
17
Invesco Oppenheimer International Growth Fund

activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18
Invesco Oppenheimer International Growth Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$795,672,855
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	2.05%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco Oppenheimer International Growth Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco Oppenheimer International Growth Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-IGR-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM International Mutual Funds (Invesco International Mutual Funds)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title:Principal Executive Officer

Date: January 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                          ..

Name:Glenn Brightman

Title:Principal Executive Officer

Date: January 3, 2025

By:       /s/ Adrien Deberghes                                             ____

Name:Adrien Deberghes

Title:Principal Financial Officer

Date:January 3, 2025